UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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LAREDO PETROLEUM, INC.

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PRELIMINARY PROXY STATEMENT-SUBJECT TO COMPLETION MARCH 25, 2022
2022	Laredo Petroleum, Inc. Notice of Annual Meeting of Stockholders and Proxy Statement

	Thursday, May 26, 2022 9:00 a.m. Central Daylight Time	The Bank of America Building Lower Level 15 West Sixth Street Tulsa, Oklahoma 74119

LETTER FROM OUR CHAIR AND OUR CHIEF EXECUTIVE OFFICER
To the Stockholders of Laredo Petroleum, Inc.:
Fellow stockholders:
We enter 2022 with a stronger capital structure, a deeper inventory of oil projects and a disciplined investment plan designed to generate free cash, and ultimately return it to stockholders. Our collective accomplishments reflect our sound business strategy and the hard work of our people. We successfully navigated year two of a global pandemic and worked to deliver on our promises while keeping our employees and contractors safe. We persevered and demonstrated our ability to manage risks, adapt to market challenges and execute our strategic objectives across the business.
Our collective accomplishments were numerous. We added high-margin, oil-weighted inventory, reduced our leverage and positioned the Company for sustainable Free Cash Flow generation, while facilitating our ESG goals and their alignment with our compensation plans. Over the last several years, we have proven our ability to find accretive acquisitions that further our business objectives. During 2021, we closed two transformational leasehold acquisitions adjacent to our core acreage in Howard and western Glasscock counties. We are fortunate to have an eight-year inventory of quality, oil-weighted drilling locations and are benefiting from today’s strong oil and gas prices. Our balance sheet continues to strengthen and we expect to reach our near-term leverage targets earlier than anticipated.
Laredo is focused on meeting the dual challenge of energy security and energy transition. Our immediate focus remains on developing and producing our low breakeven oil and natural gas assets in a low cost and low carbon manner. We also see efficiencies associated with the energy transition and are evaluating opportunities aligned with our operations and which improve the environment.
Oversight of our ESG programs begins at the top. Our Board recently realigned responsibilities and added members with new skill sets to ensure the continued evolution of our ESG practices and the transparency of our disclosures. In 2021, we expanded the purview of the Nominating, Corporate Governance, Environmental and Social Committee to include oversight of ESG matters, including climate, and named a Chief Sustainability Officer reporting directly to the CEO. In February 2021, we published our inaugural ESG and Climate Risk Report covering 2019 operations and published our 2021 report covering 2020 operations in September. Our disclosures are aligned with the Task Force on Climate-Related Financial Disclosure (TCFD) framework and the Sustainability Accounting Standard Board’s (SASB) standard for the Oil and Gas Exploration & Production industry. Emissions, spill and safety goals have been incorporated into our compensation programs for all employees and for 2022 comprise 20% of our short-term incentive program. Specifically, we are committed to meaningful greenhouse gas emissions reductions targets, including a methane reduction target, and the elimination of routine flaring by 2025. Furthermore, 15% of our executives’ 2022 long-term incentive program is tied to progress toward these 2025 emissions reduction targets.
We are excited about our prospects to continue creating value in 2022 and enter the year with strong momentum. Our plan for 2022 builds upon recent successes and will maintain capital discipline, generate Free Cash Flow and accelerate debt reduction. As we attain our near-term leverage targets, we expect to be in a position to return cash to stockholders in 2023.
Annually, we conduct a robust stockholder outreach effort to solicit ideas and input from our stockholders through constructive engagement with members of our board and senior leaders. In 2021, we reached out to institutions representing more than 50% of our outstanding shares. This feedback is important and allows us to better understand market expectations while continually enhancing our disclosure practices. Our recent outreach served to reinforce that our business plan, compensation programs and sustainability goals are aligned with stockholder expectations.
Our value creation strategy is clear. We intend to execute a disciplined, capital-efficient development program focused on Free Cash Flow generation, accelerated leverage reduction and, ultimately, return of capital to stockholders. We have an engaged board, a proven management team and a motivated group of employees to deliver on this strategy. We made substantial progress last year and put the Company on a trajectory to create value for years to come.
We appreciate your investment in our Company.
Sincerely, William E. Albrecht Non-Executive Board Chair	Sincerely, Jason Pigott President & Chief Executive Officer
April 7, 2022

Notice of 2022 Annual Meeting of Stockholders

All stockholders of record as of the Record Date, March 29, 2022, are cordially invited to attend the 2022 Annual Meeting of Stockholders.

This Notice contains the meeting logistics, business agenda and voting options. You will also find the link for all Proxy Materials, including the Proxy Statement and our 2021 Annual Report. Your vote is important, and we encourage you to vote promptly whether or not you plan to attend the Annual Meeting. We look forward to seeing you.

April 7, 2022

Sincerely,

Mark Denny
Senior Vice President—General Counsel & Secretary

2022 Annual Meeting Information

Date and Time

Place

Record Date

March 29, 2022

Items up for Vote

	Proposals	Board Recommendation	Proxy Page
1	To elect two Class III directors for a three-year term.	FOR each nominee	17
2	To ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	FOR	37
3	To hold an advisory vote approving the compensation of our named executive officers.	FOR	41
4	Approval of an Amendment to the Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock.	FOR	87
5	To transact such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.		

How to Vote

Any stockholder of record at the close of business on the Record Date may vote. The deadline to vote is 11:59 p.m. ET on May 25, 2022, except if you attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure the representation of your shares in case you are unable to attend.

BY TELEPHONE	BY INTERNET	BY MAIL	BY MOBILE DEVICE	IN PERSON
1-800-690-6903	www.proxyvote.com	If you received a paper copy of the Proxy Materials, then complete, sign and return the proxy card in the envelope provided	Scan the QR Code	Attend the Annual Meeting

Proxy Materials

PROXY STATEMENT
Page
Compensation Discussion & Analysis	41
CD&A Executive Summary	42
Say-on-Pay Results & Management Responsiveness	43
Named Executive Officers	45
2021 Compensation Alignment & Pay for Performance	47
Compensation Philosophy & Process for Determining Executive Compensation	51
2021 Executive Compensation Program	54
Material Changes for 2022 Executive Compensation	63
Employment, Severance or Change in Control Agreements	67
Compensation Committee Report	68
Compensation Tables	69
CEO Pay Ratio	83
STOCK OWNERSHIP INFORMATION	85
PROPOSAL FOUR: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK	87
PROXY STATEMENT QUESTIONS & ANSWERS	89
ADDITIONAL INFORMATION	97
ANNEX A—NON-GAAP FINANCIAL MEASURES	A-1

Our 2022 Proxy Statement and 2021 Annual Report are available online at http://materials.proxyvote.com/516806
i | Laredo Petroleum, Inc. 2022 Proxy Statement

PROXY OVERVIEW & HIGHLIGHTS
This summary highlights information contained elsewhere in this Proxy Statement for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all of the information you should consider and is not a form for voting. You should read the entire Proxy Statement carefully before voting.
Company Overview
Laredo Petroleum, Inc. (the “Company,” “Laredo,” “we,” “us,” or “our”) is an independent energy company focused on the exploration, development and acquisition of oil and natural gas properties, primarily in the Permian Basin of West Texas. Our headquarters are in Tulsa, Oklahoma, and our development and production is in largely contiguous sections in the neighboring Texas counties of Howard, Glasscock, Reagan, Sterling and Irion.
*
As of, or for the year ended, December 31, 2021, as applicable.

Summary of Strategy and Highlights of Execution on Strategy in 2021
Our strategy is to create long-term value for our stockholders through the responsible development of our Permian Basin acreage. Throughout 2021, we delivered on this strategy, the highlights of which include:
Inventory Growth through Accretive Transactions
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Acquired ~41,000 net acres in Howard and W. Glasscock counties

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~250 high-margin, oil-weighted locations

Incremental Inventory Unlocked with Appraisal Drilling
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~125 locations added in Howard and W. Glasscock counties

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Middle Spraberry (~35 locations) and Wolfcamp D (~90 locations)

Strong Oil Production and Reserve Growth
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Avg. daily oil production increased 19% FY-21 vs. FY-20

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Exited 2021 with improved production mix of ~48% oil

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Grew proved oil reserves by 78% in 2021

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Oil reserves now account for 38% of total reserves vs. 24% at YE-20

Improved Leverage through High-Margin Production
•
Reduced leverage ratio by ~0.5x 1 vs. YE-20

1
Leverage measured by Net Debt/Adjusted EBITDA ratio, YE-20 & YE-21 Adjusted EBITDA represent 4Q annualized. Non-GAAP financial measure; please see Annex A for descriptions of non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

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Enhanced ESG Processes and Transparency
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Issued two comprehensive ESG and Climate Risk Reports

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Established goals to reduce greenhouse gas and methane emissions

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Committed to eliminating routine flaring by 2025

Enhanced ESG Governance
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Board oversight of ESG through Nominating, Corporate Governance, Environmental and Social Committee

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Daily management of ESG through our ESG Management Committee

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Chief Sustainability Officer reports directly to CEO

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PROXY OVERVIEW & HIGHLIGHTS

Corporate Governance and Board Matters Overview
PROPOSAL ONE: ELECTION OF DIRECTORS AT THE 2022 ANNUAL MEETING The Board unanimously recommends that stockholders vote FOR the election of each of William E. Albrecht and Frances Powell Hawes.	See page 17 for more information.
The Laredo Board of Directors (the “Board” or “Board of Directors”) currently consists of nine directors serving staggered three year terms. The Board has nominated two directors for election at the Annual Meeting. William E. Albrecht and Frances Powell Hawes are being nominated to serve as Class III directors of the Company to hold office until the 2025 Annual Meeting. Pamela S. Pierce plans to depart the Board upon the expiration of her current term at the Annual Meeting. After the Annual Meeting, assuming the stockholders elect the two nominees of the Board, and consistent with our bylaws, the Board anticipates reducing its size from nine directors to eight directors.
Board Composition & Attributes
Our Board regularly evaluates each director in light of the Company’s strategy and evolving needs. The information below illustrates the year over year evolution of our Board’s composition and the Board’s proactive refreshment efforts.

BOARD REFRESHMENT*

87.5% of our directors joined within the past 4 years.

87.5%

Board refresh in last 4 years

Joined in 2018
- Frances Powell Hawes

Joined in 2019
- Dr. Craig M. Jarchow
- Jason Pigott

Joined in 2020
- William E. Albrecht
- Jarvis V. Hollingsworth
- Lisa M. Lambert
- Lori A. Lancaster

GENDER DIVERSITY*

5
4
44% FEMALE

RACIAL DIVERSITY*

2
7
22% MINORITY

DIRECTOR AGE*

- Average age **59.9 years**

DIRECTOR TENURE*

- Average tenure **4.8 years**

*
Reflects the Board composition as of Record Date. Age and tenure is calculated as of the Record Date. Diversity characteristics are based on information self-identified by each director to the Company.

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PROXY OVERVIEW & HIGHLIGHTS

The Board believes that its membership should reflect a diversity of industries, experience, gender, race, ethnicity and age to help ensure that it serves the long-term interests of stockholders and fulfills its fundamental responsibility to promote the best interests of the Company. As a result of our active refreshment, we have made significant strides in all categories. We believe that our Board demographics reflect the diversity of the communities in which we work and the employees in our company. In order to promote this level of diversity the Board engages in on-going recruiting and review efforts of both a diverse set of qualified director candidates, as well as frequent reviews of the Board’s areas of expertise and potential areas for improvement. In the past two years, we have expanded our experience in corporate governance, technological innovation and business development to help drive our corporate strategies that include increasing our high-margin inventory through acquisitions, optimizing our assets with technological innovations that drive down costs and managing our risks by reducing our leverage. We have also expanded our collective environmental and sustainability experience, which allows us to better incorporate climate risk analysis and ESG best practices. We believe that the collective skills, experiences and expertise of our Board align with our strategic objectives.
The below skills matrix* is assessed regularly and constantly evolves with the needs of the organization. As shown below, each Director nominee brings a balance of perspectives. For more detailed director biographies, see Director Qualifications on page 18.

Experience	William E. Albrecht	Frances Powell Hawes	Jarvis V. Hollingsworth	Dr. Craig M. Jarchow	Lisa M. Lambert	Lori A. Lancaster	Jason Pigott	Edmund P. Segner, III	# of Directors
Accounting & Financial Reporting	✔	✔	✔	✔		✔		✔	6/8
CEO or Senior Officer Experience	✔	✔	✔	✔	✔		✔	✔	7/8
Compensation	✔			✔				✔	3/8
Corporate Governance	✔	✔	✔	✔				✔	5/8
Environmental & Sustainability	✔		✔	✔	✔				4/8
Exploration & Production	✔	✔		✔		✔	✔	✔	6/8
Finance	✔	✔	✔	✔	✔	✔	✔	✔	8/8
Midstream				✔		✔	✔	✔	4/8
Oil & Gas Service Providers	✔	✔				✔		✔	4/8
Other Public Company Board Experience	✔	✔	✔			✔		✔	5/8
Technology Expertise					✔		✔		1/8
Gender Diversity		✔			✔	✔			3/8
Racial Diversity			✔		✔				2/8

*
Reflects the anticipated composition of the Board at the conclusion of the Annual Meeting, assuming stockholders elect all nominees to the Board. Diversity characteristics are based on information self-identified by each director of the Company.

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PROXY OVERVIEW & HIGHLIGHTS

Governance Highlights
Below is a short summary of our practices and policies. See the Director Oversight of Risk Management, Director Meetings & Executive Sessions, and Director Committees sections for a full discussion of the Board’s responsibilities.

Governance Highlights

- ✔ Active Board oversight of the Company's strategy and risk management.
- ✔ Corporate culture of integrity.
- ✔ Annual review of corporate governance documents including Board committee charters.
- ✔ Prohibition on pledging, hedging, short sales and derivative transactions by directors or employees.
- ✔ Stock ownership requirement for directors to own an aggregate of $400,000 worth of stock.
- NEW Robust executive compensation clawback policy covering financial restatements and improper conduct
- ✔ Prohibition on director overboarding so that no director serves on more than four other public company boards.
- ✔ Regular engagement with stockholders to solicit feedback on a wide variety of issues.
- NEW Commitment to sustainability through enhanced oversight of ESG matters and release of ESG and Climate Risk Report.
- ✔ No excessive perquisites.
- ✔ Independently managed, toll-free Ethics Reporting Hotline, 1-844-732-6240, www.MyComplianceReport.com.
- NEW Majority voting standard for uncontested director elections.

Independent Oversight

- ✔ 8 of 9 current directors are independent (7 of 8 after the Annual Meeting, assuming all nominees elected).
- ✔ Separate independent Board Chair and CEO.
- ✔ Only independent directors serve on Board committees.
- ✔ The Board and its Committees conduct regular executive sessions without management.
- ✔ Independent auditor and independent compensation consultant.

Robust Refreshment

- ✔ Comprehensive, ongoing Board succession planning process with a focus on diversity.
- ✔ Mandatory retirement age of 75.
- ✔ Annual Board and Board Committee self-assessments and review of Board leadership structure.

We strive to implement and maintain a corporate governance structure that is both stockholder friendly and appropriate for a company of our size in our industry. At least annually, but typically more frequently, the Board reviews the Company’s corporate governance practices in light of current trends and investor feedback.
In November 2021, the Company adopted an executive compensation clawback policy that is applicable to each of our named executive officers and, in the instance of a financial restatement or improper conduct, could result in the recoupment of money paid to such officers. The Compensation Committee worked with outside counsel and its independent compensation consultant in the development of the policy.
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Board and Committee Meetings and Oversight
We recognize the increased expectations for more sustainable performance by our industry. We continually assess our governance practices and structure to ensure that we are positioned for stronger future performance on behalf of all stakeholders. Our Board currently has four committees with defined supervisory functions. All committee chairs are independent directors. The Board may appoint special ad hoc committees from time to time for important matters. Below is a summary of each committee’s responsibilities.

Audit Committee

- Reviews and discusses the Company's financial statements with management and the independent registered public accountant.
- Oversees the independent auditor's qualifications, independence and performance.
- Oversees the Company's financial reporting, including consideration of the Company's internal controls and certifications.
- Oversees and reviews the reserve report with the Company's independent reserve engineer.
- Reviews and discusses with management, policies and guidelines regarding risk assessment and management, major risk exposures and steps taken to monitor and control exposures.

See page 29 for a full list of the Audit Committee's duties and pages 38-39 for the Audit Committee Report.

Compensation Committee

- Reviews and approves the Company's compensation philosophy and objectives.
- Reviews and recommends the compensation for the CEO and other executive officers to the Board.
- Administers the Company's equity-based compensation plan.
- Reviews and recommends director pay to the Board.
- Reviews the disclosures in the Compensation Discussion and Analysis of the Company's Proxy Statement.

See page 32 for a full list of the Compensation Committee's duties and page 69 for the Compensation Committee Report.

NGE&S Committee

- Assists in identifying and recommending for nomination qualified candidates for the Board.
- Develops and recommends corporate governance guidelines for the Company.
- Oversees the annual evaluation of the Board and its committees.
- Reviews the Company's performance on environmental and social matters, including the approval of any performance metrics and targets.
- Oversees any reports issued by the Company in connection with its ESG initiatives.
- Monitors ongoing progress on environmental metrics.

See page 34 for a full list of the Nominating, Corporate Governance, Environmental and Social Committee's duties. See page 8-9 for discussion of the Company's 2021 ESG and Climate Risk Report.

Finance Committee

See page 35 for a full list of the Financial Committee's duties and responsibilities.

Each director serving on a committee has the requisite qualifications necessary for the position.

*
Reflects the anticipated Board composition at the conclusion of the Annual Meeting, assuming stockholders elect all nominees to the Board.

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Environmental, Social and Governance Responsibility
Laredo's Board oversees our ESG strategies and monitors progress and performance through the Nominating, Corporate Governance, Environmental and Social (“NGE&S”) Committee. We continue to improve our environmental data quality, including sources of emissions and water usage, and expanded our climate-related disclosures in 2021 to align with the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate Related Financial Disclosures (“TCFD”) as well as industry reporting frameworks including the International Petroleum Industry Environmental Conservation Association (“IPIECA”), the American Exploration and Production Council (“AXPC”) and the American Petroleum Institute (“API”). We have demonstrated our commitment to ESG by including environmental metrics in our short-term incentive plan since 2020 and in our long-term incentive plan beginning in 2022. We also have a plan to increase the use of water recycling in our Howard County operations and we are continually improving the diversity of our workforce and Board, which are already among the most diverse in our industry. Our culture of continuous improvement serves the interest of all stakeholders and highlights of our initiatives are shown below.
ESG Oversight
Jarvis Hollingsworth serves as the Chair of the NGE&S Committee, which is accountable for monitoring and evaluating ESG-related policies and climate-related matters including:
• ESG Performance, including monitoring environmental metrics • Strategies and policies related to human capital management • ESG-related disclosures	• Regulatory compliance • ESG and climate-related risks and risk management • ESG trends and stakeholder input
The Board receives timely updates on significant environmental or safety incidents as well as general briefings at regularly scheduled Board meetings. Management of our daily ESG efforts is led by the ESG Management Committee, a 10-person, multidisciplinary team responsible for implementing, executing and assessing new and ongoing ESG efforts across the organization. Their recommendations provide key considerations for Laredo’s operations and business strategy and increase the Company’s awareness of ESG matters throughout the organization. The Chief Sustainability Officer, who reports to the CEO, provides updates to the NGE&S Committee at each Committee meeting.
In February 2021, we released our inaugural ESG and Climate Risk Report, which is aligned with both SASB and TCFD as well as the IPIECA framework for direct industry comparison. In September 2021, we released our second ESG and Climate Risk Report aligning our disclosures and metrics with SASB, TCFD and IPIECA frameworks and further increasing industry comparability by adding the AXPC and API frameworks. Both the 2020 and 2021 ESG and Climate Risk Reports can be found on our website under the “Sustainability” tab. The information on our website, including our 2020 and 2021 ESG and Climate Risk Reports, is not incorporated by reference or otherwise made a part of this Proxy Statement.
Environmental—Key Accomplishments from 2021
Laredo continues to reduce the impact of its operations and is working to attain our 2025 emission reduction targets of:
•
Greenhouse gas intensity of less than 12.5 mtCO2e / MBOE;

•
eliminating routine flaring; and

•
methane emissions less than 0.2% as a percentage of natural gas produced.

To achieve these targets, our defined Scope 1 emissions reduction plan focuses on: improved and expanded monitoring and detection technologies and processes to reduce emissions related to flaring and venting and mitigation of super-emitter events; converting pneumatic devices to non-vent and instrument air to mitigate related emissions; and expanding the electrification of our field operations to reduce Scope 1 emissions associated with fuel combustion.
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PROXY OVERVIEW & HIGHLIGHTS

Furthermore, Laredo partnered with Project Canary to provide industry-specific certification for portions of our operations through Project Canary’s TrustWell® Certification and installation of a Continuous Emissions Monitoring Systems (“CEMS”), further demonstrating our commitment to advanced monitoring technology. Additionally, Laredo had a third-party provide ISO 14064-3 limited assurance for the environmental data in our 2021 ESG and Climate Risk Report. Underscoring our commitment to improving our environmental performance, since 2020 our executive compensation performance metrics have included Spill Severity Rate and Air Stewardship metrics, and in 2022 such performance metrics were strengthened, as discussed in the Compensation Discussion and Analysis Section of this Proxy Statement.
Diversity and Inclusion
We value diversity at all levels and are constantly working to increase the diversity of our team. Guided by mutual respect, openness, integrity, honesty and a spirit of trust and collaboration, Laredo supports and encourages a diverse and inclusive work environment. We believe that this fosters high productivity, creativity and efficiency. We are proud of the diversity of our workforce and released our 2020 EEO-1 data in our most recent ESG and Climate Risk Report. Diverse and sound ideas, approaches and individual experiences are essential features of inclusion. Relatedly, to increase awareness and mitigate biases, our leadership team participated in unconscious bias and inclusion training in 2021, which we plan to provide to our employees in 2022.
2021 Workforce Metrics (as of December 31, 2021)
26%	27%	4%	34%
diverse based on ethnicity	diverse based on gender	US military veterans	women in professional roles or higher
Community Giving
Through an annual company charitable giving campaign, Laredo has partnered with various charitable organizations such as the Tulsa Area United Way, the West Texas Food Bank, the West Texas Rehabilitation Center, and many more, to offer their support and charitable donations. During this annual campaign, for every contribution made by our employees, Laredo matches the employee contributions for a greater impact to our communities in which we live and work. Relatedly, Laredo sponsors a Charitable Matching Gift Program to match donations of up to $1,000 per employee per year to a non-profit organization of his or her choice. Laredo and its employees donated $450,000 to charitable programs in 2021. Laredo and our employees have given over $820,000 to improve our local communities since 2019.
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Oversight of COVID-19 Response
The COVID-19 pandemic has significantly impacted the global economy and specifically the oil and gas industry. Given the unprecedented circumstances posed by COVID-19, in order to manage our response, we initially aimed to be constructive and supportive as we sought to understand the evolving nature of COVID-19. Over the past two years of the COVID-19 pandemic, we have relied on the expertise of our Coronavirus Steering Team (“Steering Team”) and Task Force to guide our response efforts. The greatest priority of the Steering Team and Task Force has been the health and safety of our employees and their families, our vendors and the communities in which we live and work. This diverse team that makes up our Steering Team and Task Force is comprised of representation from all areas of the Company including operations, occupational safety, HR and legal.
During the early days of the pandemic, the Steering Team and Task Force met and provided frequent updates to senior management and the board of directors. The information was used to make real-time decisions related to our ongoing operations and the safety of our employers and contractors. We instituted heightened practices for safety and health at our work sites and office locations. Furthermore, we implemented risk-based protocols for all employees, such as transitioning to work-from-home during periods of elevated case counts and a flexible hybrid work schedule when work-from-the-office was appropriate given local, city and state conditions. Our procedures are continually evaluated to ensure their effectiveness and to comply with regional requirements. In particular, this past year we continued to rise to this challenge and implemented measures to support employees and enhance their health and safety under the challenging demands of COVID-19 constrained scenarios. Moving forward, as we continue to adapt to new ways of working during the COVID-19 pandemic, we will continue to operate responsibly while always putting the safety and well-being of our employees, their families, our vendors and our communities first. We are monitoring the situation closely and are committed to prioritizing the health and safety of our people and communities above all else.
Stockholder Engagement
Our engagement with stockholders is ongoing throughout the year.
We value stockholder feedback and believe that dialogue with our stockholders is a key element of good corporate governance. We conduct an extensive annual outreach program enabling investors to engage directly with members of our Board and senior leadership. Discussion topics include our corporate strategies and goals, Company performance, executive compensation, governance policies and practices and environmental and social matters. Over the course of fall 2021 and winter 2022, we reached out to stockholders owning over 50% of our shares outstanding and held one or more meetings with all investors who accepted our invitation. A summary of key areas of feedback received during these conversations, which included senior members of management and either the chair of our Board or of the NGE&S Committee, follows. This feedback, which is shared with our Board, helps
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to better align our governance and compensation practices and disclosures with stockholder expectations. The benefits of regular engagement include:
•
Gaining and maintaining stockholder trust through visibility and transparency.

•
Keeping the Board and management accountable for addressing stockholder concerns.

•
Providing the Board and management team awareness of emerging governance, compensation and ESG issues that are important to our stockholders.

What We Heard	Our Perspective/What We Did
While supportive of 2025 goals set and metrics disclosed to date, some investors encouraged additional disclosures and target-setting, including science-based targets
We disclosed our estimated scope 3 emissions for category 11 (use of products sold) using the IPIECA methodology in the 2021 ESG and Climate Risk report; target setting for additional key metrics such as water usage are under consideration, as are mid-term emissions reduction targets

Several investors indicated support for disclosure aligned with SASB standards and TCFD framework, while acknowledging in some cases that the Board is best positioned to make framework determinations	In addition to continuing to align our disclosure to SASB, TCFD and IPIECA, for our 2021 ESG and Climate Risk Report we added indices aligning to the AXPC and API
Additional information regarding the Company’s risk identification and mitigation processes would be helpful	Our 2021 ESG and Climate Risk Report included enhanced disclosure regarding our process for prioritizing and allocating resources to manage risk as well as our risk mitigation efforts
Investors were interested in discussing the Company’s strategic planning in the context of the energy transition, including its thinking on carbon offsets and capital allocation decisions
We believe our continuous improvement efforts align with our emissions reductions efforts and we are well-placed as a low-cost operator that will responsibly integrate acquired assets to achieve actual emissions reductions. We plan to further transition planning efforts during 2022, including additional scenario planning work to assess our durability under a net-zero by 2050 scenario

Investors expressed interest in discussing the use of ESG metrics in both short- and long-term incentive programs, noting metrics should be clearly defined, rather than discretionary goals
Our STIP has incorporated quantifiable environmental goals since 2020, and for 2022 we have further refined those goals, which now represent 20% of our STIP. In addition, our compensation committee has implemented an LTIP metric for 2022 tied to achievement of our 2025 emissions reduction goals

Investors were supportive of Laredo’s diversity, equity and inclusion disclosure to date, including EEO-1 survey data, and encouraged continued focus in this area	We are proud of our efforts to date and plan to continue to seek opportunities for improved practices and disclosure in the future

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Audit Matters Overview

PROPOSAL TWO: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board unanimously recommends that stockholders vote FOR the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year 2022.
See page 37 for more information.
The Audit Committee of the Board appoints and oversees the independent registered public accounting firm that audits our financial statements. As part of this oversight, the Audit Committee has established general best practices to ensure the auditor’s qualifications, independence and performance, including the following:
The Audit Committee elected to re-appoint Grant Thornton, LLP (“GT”) as the independent registered public accounting firm to audit our financial statements for the fiscal year beginning January 1, 2022. GT was our independent auditor for the 2021 fiscal year and has audited Laredo’s consolidated financial statements since its inception in 2007.
The Company expects that one or more representatives of GT will be present at the Annual Meeting to respond to any questions.
12 | Laredo Petroleum, Inc. 2022 Proxy Statement

PROXY OVERVIEW & HIGHLIGHTS

Executive Compensation Matters Overview

PROPOSAL THREE: ADVISORY VOTE APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Board unanimously recommends that stockholders vote FOR the advisory resolution approving the compensation of our named executive officers.
See page 40 for more information.
The Board establishes the Company’s compensation philosophy and practices and annually reviews and updates the executive compensation program based upon recommendations from the Compensation Committee. The process includes reviewing the prior year say-on-pay voting results, soliciting input from the Compensation Committee’s independent compensation consultant, reflecting on all feedback received from stockholders throughout the year, comparing the Company’s compensation program with its peers and evaluating the Company and management team’s performance.
General best practices that the Board and Compensation Committee have implemented include the following:
Laredo Petroleum, Inc. 2022 Proxy Statement | 13

PROXY OVERVIEW & HIGHLIGHTS

WHAT WE DO

PAY FOR PERFORMANCE

We design our compensation program to align executive compensation with corporate performance on both a short-term and long-term basis by making our incentive compensation variable and heavily dependent on performance metrics.

Total Target Compensation for 2021

	% of Pay at Risk
CEO	86%
Average of the other NEOs	81%

PUBLISH PRE-ESTABLISHED PERFORMANCE GOALS & FULLY DISCLOSE RESULTS

Both our long-term and short-term incentive compensation have significant performance-based criteria that are subject to the achievement of objective, pre-established performance goals disclosed in our proxy materials and tied to financial, operational and strategic objectives.

EXECUTIVE CLAWBACK PLAN

Beginning with all award grants made on or after January 1, 2022, our executives are subject to a robust clawback plan in the case of financial restatement or other circumstances as determined by the Board.

GATHER, ANALYZE AND RESPOND TO STOCKHOLDER FEEDBACK ON OUR COMPENSATION STRUCTURE

We annually ask stockholders to vote on an advisory basis to approve our executive compensation (say-on-pay) and are highly responsive to stockholders. Following our unsatisfactory 2019 and 2020 say-on-pay results, we updated our compensation structure and received approximately 90% approval for our 2021 vote.

LIMIT PERFORMANCE UNIT PAYOUTS

Performance unit award payouts are capped, and we prohibit maximum performance unit award payout in the event of a negative total shareholder return.

UTILIZE AN INDEPENDENT COMPENSATION CONSULTANT

The Compensation Committee retained a new independent executive compensation consultant in 2019.

BENCHMARK COMPENSATION AGAINST A REPRESENTATIVE & RELEVANT PEER GROUP

With the assistance of our independent compensation consultant, we annually benchmark our compensation structure against a compensation peer group. We annually review the peer group to consider additions and removals based on multiple factors, including EBITDA, total assets, market capitalization, enterprise value and total shareholder return.

PERFORM AN ANNUAL REVIEW OF COMPENSATION STRUCTURE

The Compensation Committee performs an annual risk assessment to confirm our compensation structure does not encourage unnecessary risk taking.

DOUBLE TRIGGER CHANGE IN CONTROL FOR SEVERANCE PAYMENTS

Severance payments in the event of a change in control require both a change in control and an actual or constructive termination of the position without cause.

DOUBLE TRIGGER CHANGE IN CONTROL FOR EQUITY AWARDS

Accelerated vesting of equity awards in the event of a change in control require both a change in control and an actual or constructive termination of the position without cause.

MAINTAIN ROBUST EQUITY OWNERSHIP GUIDELINES FOR EXECUTIVES AND BOARD OF DIRECTORS

Our Corporate Governance Guidelines require executives to own stock and/or have an interest in restricted stock units valued at a multiple of base salary and directors to own $400,000 worth of Company stock.

Stock Ownership Requirements

	Multiple of Base Salary
CEO	5x
Senior Vice Presidents	2x
Vice Presidents	1x
Directors	$400,000

14 | Laredo Petroleum, Inc. 2022 Proxy Statement

PROXY OVERVIEW & HIGHLIGHTS

Laredo Petroleum, Inc. 2022 Proxy Statement | 15

PROXY OVERVIEW & HIGHLIGHTS

Proposal Four Overview

PROPOSAL FOUR: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
The Board unanimously recommends that stockholders vote FOR an amendment to the Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock.
See page 87 for more information.
The Board is recommending to our stockholders for approval at the Annual Meeting, an amendment to Amended and Restated Certificate of Incorporation (as amended to date, the “Charter”), which sets forth the terms of our authorized capital stock. Article Fourth currently authorizes 72,500,000 shares of all classes of stock, consisting of 22,500,000 shares of common stock, par value one cent ($0.01) per share (the “Common Stock”), and 50,000,000 shares of preferred stock, par value one cent ($0.01) per share (the “Preferred Stock”).
The proposed amendment would increase the authorized Common Stock to 40,000,000 shares and correspondingly increase the number of authorized shares of our capital stock to 90,000,000; the authorized shares of our Preferred Stock would remain at 50,000,000. If approved and adopted by our stockholders at the Annual Meeting, this amendment would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The proposed amendment to Article Fourth of our Charter would replace Paragraph A of Article Fourth with the following:
“A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 90,000,000, consisting of 40,000,000 shares of Common Stock, par value one cent ($0.01) per share (the “Common Stock”), and fifty million (50,000,000) shares of Preferred Stock, par value one cent ($0.01) per share (the “Preferred Stock”).”
The amendment to our Charter is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of Common Stock for future use. The proposed increase in the number of authorized shares of our Common Stock would give Laredo the flexibility to issue shares of our Common Stock in connection with future employee and director stock compensation programs as well as for other general corporate purposes, which may include capital-raising transactions or acquisitions of oil and gas properties and other assets.
In addition, having such shares available for issuance in the future will allow shares of Common Stock to be issued without the expense and delay of a stockholders’ meeting or further action by stockholders, unless such action is required by applicable law or the rules of any stock exchange on which our Common Stock may then be listed. The NYSE, on which our Common Stock is currently listed, requires stockholder approval prior to issuing shares in certain instances, including where the number of shares to be issued would exceed 20% of the number of shares outstanding prior to such issuance.
16 | Laredo Petroleum, Inc. 2022 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Proposal One: Election of Directors at the 2022 Annual Meeting
The Company’s Board is divided into three classes, designated Class I, Class II and Class III. Each class serves a staggered three-year term. As a result, typically approximately one third of the director positions are subject to election at each annual meeting of stockholders.
The NGE&S Committee recommends, and the Board has nominated, two directors for re-election to the Board to serve until the applicable annual meeting of stockholders and thereafter until each of their successors is elected and qualified or his or her earlier resignation or removal. In accordance with good governance practices, newly appointed directors are placed in the class up for election at the next annual meeting. Pamela S. Pierce will depart the Board at the expiration of her current term, which is at the Annual Meeting. After the Annual Meeting, assuming stockholders elect the two nominees of the Board, the Board of Directors will be as follows:
CLASS I
With a term expiring in 2023
• Dr. Craig M. Jarchow • Jason Pigott • Edmund P. Segner, III
CLASS II
With a term expiring in 2024
• Jarvis V. Hollingsworth • Lisa M. Lambert • Lori A. Lancaster
CLASS III
With a term expiring in 2025
• William E. Albrecht • Frances Powell Hawes

The biographical information for director nominees and our other directors and the process for reviewing and selecting nominees is set forth below in the Director Qualifications section.
In March 2021, the Board amended the Bylaws to adopt a majority voting standard for uncontested director elections (replacing our prior plurality voting standard) and to require roughly equal classes. Assuming the presence of a quorum, each of the director nominees receiving affirmative votes of a majority of the shares voted at the Annual Meeting will be elected. Cumulative voting is not permitted in the election of directors. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the two nominees.
Each of the nominated directors has consented to serve on the Board, and the Board has no reason to believe any nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the proxyholders will vote for the election of a substitute nominee that the Board recommends.
Laredo Petroleum, Inc. 2022 Proxy Statement | 17

CORPORATE GOVERNANCE AND BOARD MATTERS

The Board of Directors unanimously recommends that stockholders vote FOR the election of each of William E. Albrecht and Frances Powell Hawes.
Director Qualifications
The Board seeks to recruit and nominate directors who provide the Board with the necessary skills, backgrounds and experience to oversee the Company’s policies and strategies and the management of the business by the CEO and other executive officers. The NGE&S Committee annually reviews the composition of the Board and evaluates its effectiveness and regularly evaluates potential director candidates. For each director nominee, the Board considers, at a minimum, a candidate’s judgment, experience, character, business acumen and independence from the Company. Additionally, the Board considers diversity of experience, gender, race, ethnicity and age, as well as any other self-identified diversity characteristics of directors and candidates to becomes directors. When evaluating the suitability of an incumbent director for re-election, the Board and NGE&S Committee also consider the director’s past performance, including attendance at meetings and contributions to the Board.
Director nominees come from a variety of sources, including stockholders, management, directors and search firms. The NGE&S Committee has retained independent, third-party search firms to assist in identifying and evaluating potential candidates for the Board. See the Identification of Director Candidates for information on proposing a candidate for our Board. The NGE&S Committee evaluates and interviews all potential candidates and recommends nominees to the Board. The full Board then votes to appoint a nominee by majority vote and recommends the nominee for election by stockholders at the next annual meeting.
The Board and the NGE&S Committee also periodically review the size of the Board to ensure it is appropriate, consistent with our historical approach and in accordance with our Corporate Governance Guidelines.
Our current independent Board members range in age from 48 to 70, with four women members and two racially diverse members. Our Board also has directors with backgrounds in different industries, areas of expertise, age and tenure. As we have undergone an extensive refresh of the Board during the last three years, we have targeted high quality individuals who provide a diverse and varied perspective across all aspects of experience. We believe this Board aligns with and supports the new direction the Company has taken during this period and believe they will continue to aid in our future growth.
BOARD COMPOSITION*
*
This information reflects the anticipated Board composition at the conclusion of the Annual Meeting, assuming stockholders elect all nominees to the Board. Age and tenure is calculated as of the Record Date.

18 | Laredo Petroleum, Inc. 2022 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS

Set forth below is biographical information as of March 29, 2022 for each director nominee and continuing director.
CLASS III DIRECTOR NOMINEES
FORMER PRESIDENT, OXY OIL AND GAS, AMERICAS ✔ NON EXECUTIVE CHAIRMAN ✔ INDEPENDENT DIRECTOR • Director since Feb. 2020 • Age 70 COMMITTEES • Compensation • Finance	WILLIAM E. ALBRECHT

CAREER HIGHLIGHTS
California Resources Corporation
•
Non-Executive Chair of the Board

Occidental Petroleum Corporation
•
Vice President

•
President, Oxy Oil & Gas, Americas

•
President, Oxy Oil & Gas, USA

EOG Resources, Inc.
•
Executive Officer

Tenneco Oil Company
•
Petroleum Engineer

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•
Halliburton Company (Compensation and Health, Safety and Environment committees)

PRIOR DIRECTORSHIPS
•
California Resources Corporation (Non-Executive
Chair of the Board)

•
Rowan Companies, plc (Non-Executive Chair of
the Board)

•
Valaris, plc (Lead Independent Director)

EDUCATION
•
Director Certified, National Association of Corporate Directors

•
Board Leadership Fellow, National Association of Corporate Directors

•
MS, University of Southern California

•
BS, United States Military Academy at West Point

KEY QUALIFICATIONS AND EXPERIENCE
Mr. Albrecht has more than 40 years of experience in the domestic oil and gas industry. His engineering background provides him with the ability to fully comprehend, analyze and offer insights on the wide variety of technically challenging projects facing us as we develop our shale-play assets. In addition, his service in a variety of executive positions for oil and gas companies and as a director for large public companies brings extensive managerial and operational experience of upstream assets to our Board. For these reasons, among others, we believe Mr. Albrecht is qualified to serve as a director.

Laredo Petroleum, Inc. 2022 Proxy Statement | 19

CORPORATE GOVERNANCE AND BOARD MATTERS

FORMER CHIEF FINANCIAL OFFICER, GRANT PRIDECO, INC. ✔ INDEPENDENT DIRECTOR • Director since December 2018 • Age 67 COMMITTEES • Audit (Chair) • NGE&S	FRANCES POWELL HAWES

CAREER HIGHLIGHTS
New Process Steel, L.P.
•
Chief Financial Officer

American Electric Technologies, Inc.
•
Senior Vice President and Chief Financial Officer

NCI Building Systems, Inc.
•
Chief Financial Officer, Executive Vice President and Treasurer

Grant Prideco, Inc.
•
Chief Financial Officer and Treasurer

Weatherford International Ltd.
•
Various positions of increasing responsibility, including Chief Accounting Officer, Vice President, Accounting and Controller

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•
Archrock Inc. (Audit Committee chair and Nominating and Corporate Governance Committee)

•
PGT Innovations, Inc. (Audit Committee)

OTHER CURRENT ENGAGEMENTS
•
Financial Executives International, Houston Chapter

PRIOR DIRECTORSHIPS
•
Energen Corporation

•
Express Energy Services, LLC

EDUCATION
•
Texas-certified Public Accountant

•
Strategic Financial Leadership Program in Executive Education, Dartmouth College

•
Director Professionalism Course, National Association of Corporate Directors

•
BBA, Accounting, University of Houston

KEY QUALIFICATIONS AND EXPERIENCE
Ms. Powell Hawes has over 21 years of experience as a financial advisor and chief financial officer for both public and privately held companies. She is a highly experienced director with extensive knowledge of not only publicly traded energy companies, but also privately held companies in complementary markets. Her knowledge and management experience on the Audit Committee enhances the Board of Directors’ decision-making process on all issues affecting the Company, and her strong accounting and leadership background contributes significantly to the Board’s understanding of the Company’s strategic opportunities. For these reasons, among others, we believe Ms. Powell Hawes is qualified to serve as a director.

Continuing Class I Directors
FORMER PRESIDENT, CHIEF OF STAFF AND DIRECTOR, EOG RESOURCES, INC. ✔ INDEPENDENT DIRECTOR • Director since 2011 • Age 68 COMMITTEES • Audit • Finance	EDMUND P. SEGNER, III

CAREER HIGHLIGHTS
Rice University
•
Professor in the Practice of Engineering Management, Department of Civil and Environmental Engineering

EOG Resources, Inc.
•
President, Chief of Staff and Director

•
Principal Financial Officer

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•
Archrock, Inc. (Audit committee)

PRIOR DIRECTORSHIPS
•
HighPoint Resources Corp. (formerly Bill Barrett Corp.)

•
Archrock Partners, L.P. (formerly Exterran Partners, L.P.)

•
Midcoast Holdings, LLC, the general partner of Midcoast Energy Partners, L.P.

•
Seahawk Drilling, Inc.

EDUCATION
•
Certified Public Accountant

•
MA, Economics, University of Houston

•
BS, Civil Engineering, Rice University

KEY QUALIFICATIONS AND EXPERIENCE
Mr. Segner’s service as President, Principal Financial Officer and director of publicly traded oil and gas exploration and development companies demonstrates a strong operational, financial, accounting and strategic background and enables him to provide our Board with valuable business, leadership and management experience and insights into many aspects of the operations of exploration and production. Mr. Segner also brings financial and accounting expertise to the Board, including through his experience in financing transactions for oil and gas companies, his background as a certified public accountant, his service as a Principal Financial Officer, his supervision of other principal financial officers and principal accounting officers and his service on the audit committees of other companies. For these reasons, among others, we believe Mr. Segner is qualified to serve as a director.

20 | Laredo Petroleum, Inc. 2022 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS

PRESIDENT, CEO AND DIRECTOR, TG NATURAL RESOURCES, LLC ✔ INDEPENDENT DIRECTOR • Director since 2019 • Age 61 COMMITTEES • Compensation (Chair) • Finance	DR. CRAIG M. JARCHOW

CAREER HIGHLIGHTS
TG Natural Resources, LLC
•
President, Chief Executive Officer and Director (May 2017 present)

Castleton Commodities International
•
President, Upstream

Pine Brook Road Partners
•
Managing Director and Partner

First Reserve Corporation
•
Director and Partner

Amoco Corporation & Apache Corporation
•
Operational roles of increasing responsibility

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•
TG Natural Resources, LLC

EDUCATION
•
PhD, Geophysics, Stanford University

•
MBA, MIT Sloan School of Management

•
MS, Geophysics, Stanford University

•
BA, Geology, University of California, Santa Barbara

KEY QUALIFICATIONS & EXPERIENCE
Dr. Jarchow has more than 30 years of industry experience serving in operational roles for oil and gas companies, advising financial services firms on energy focused investments and building and leading an operating company. His geology and geophysics background combined with his managerial experience building and leading a company aides us in the development of our assets and the acquisition of new properties to expand our high margin inventory. For these reasons, among others, we believe Dr. Jarchow is qualified to serve as a director.

PRESIDENT AND CHIEF EXECUTIVE OFFICER, LAREDO PETROLEUM, INC. • Director since May 2019 • Age 48	JASON PIGOTT

CAREER HIGHLIGHTS
Laredo Petroleum, Inc.
•
President and Chief Executive Officer, October 2019 to present

•
Director and President

Chesapeake Energy Corporation
•
Executive Vice President—Operations and Technical Services

•
Executive Vice President, Operations

•
Senior Vice President, Operations

Anadarko Petroleum Corporation
•
General Manager

•
Reservoir Engineering Manager

OTHER CURRENT PUBLIC COMPANY BOARDS • None EDUCATION • MBA, University of North Carolina • BS, Petroleum Engineering, Texas A&M University

KEY QUALIFICATIONS AND EXPERIENCE
Mr. Pigott has more than 22 years of experience in the energy exploration and production industry, most recently serving as Executive Vice President—Operations and Technical Services for Chesapeake Energy Corporation where he led all drilling and completions operations, digital operations, supply chain and land efforts. Prior to joining Chesapeake in 2013, he was with Anadarko Petroleum for 14 years, serving in positions of increasing responsibility, focused primarily on onshore unconventional play development in the Eagle Ford Shale, Haynesville Shale, Delaware Basin and various tightsand plays in East Texas. Mr. Pigott’s extensive background in leading multidisciplinary operational and technical organizations, as well as experience contributing to executive level strategic decisions, contributes significant value to our Board of Directors. For these reasons, among others, we believe Mr. Pigott is qualified to serve as director.

Laredo Petroleum, Inc. 2022 Proxy Statement | 21

CORPORATE GOVERNANCE AND BOARD MATTERS

Continuing Class II Directors
SECRETARY/GENERAL COUNSEL, KAYNE ANDERSON CAPITAL ADVISORS, L.P. ✔ INDEPENDENT DIRECTOR • Director since Nov. 2020 • Age 59 COMMITTEES • Audit • NGE&S (Chair)	JARVIS V. HOLLINGSWORTH

CAREER HIGHLIGHTS
Irradiant Partners, L.P.
•
Vice Chairman and Chief Operating Officer

Kayne Anderson Capital Advisors, L.P.
•
Secretary/General Counsel

•
Executive Committee and Board of Directors

Bracewell, LLP
•
Partner

•
Management and Finance Committees

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•
Core Scientific, Inc.

OTHER CURRENT ENGAGEMENTS
•
Teacher Retirement System of Texas, Board Chairman

•
Memorial Hermann Hospital System, Finance Committee

PRIOR DIRECTORSHIPS
•
Frost Bank (Cullen/Frost Bankers, Inc.), Director

EDUCATION
•
JD, University of Houston

•
BS, United States Military Academy at West Point

KEY QUALIFICATIONS AND EXPERIENCE
Mr. Hollingsworth’s service as General Counsel and Director of a leading alternatives investment advisor with approximately $7 billion in assets and service as Board Chairman for a Texas state agency that manages a $175 billion-plus pension fund highlight the legal and financial background that he brings to our Board. Mr. Hollingsworth is a former Partner at the law firm Bracewell LLP in Houston, Texas where he had a fiduciary practice counseling boards of directors and trustees on corporate governance and strategic matters. His legal, management and governance experience contribute significantly to our Board and our move to include ESG initiatives as part of the NGE&S Committee. For these reasons, among others, we believe Mr. Hollingsworth is qualified to serve as a director.

FOUNDER AND PRESIDENT, NATIONAL GRID PARTNERS ✔ INDEPENDENT DIRECTOR • Director since Aug. 2020 • Age 54 COMMITTEES • NGE&S • Compensation	LISA M. LAMBERT

CAREER HIGHLIGHTS
National Grid Partners
•
Founder and President

National Grid
•
Chief Technology and Innovation Officer

The Westly Group
•
Managing Partner

Intel Corporation
•
Managing Director, Software and Services Fund and Diversity Fund

OTHER CURRENT ENGAGEMENTS
•
UPWARD, CEO and Chairman, a non-profit global network of executive women

PRIOR DIRECTORSHIPS
•
National Venture Capital Association

EDUCATION
•
MBA, Harvard Business School

•
BS, Management Information Systems, Pennsylvania State University

KEY QUALIFICATIONS AND EXPERIENCE
Ms. Lambert has extensive experience in the technology industry, leading innovation efforts and global investment initiatives. Her work with National Grid focuses on advancing energy systems, including at the intersection of energy and emerging technology to create a smarter, renewable future. She brings a perspective to our Board that contributes to our strategy of fostering a digital first mindset to make our business thrive in a digital era and to our continued commitment to ESG. For these reasons, among others, we believe Ms. Lambert is qualified to serve as a director.

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CORPORATE GOVERNANCE AND BOARD MATTERS

MANAGING DIRECTOR, UBS SECURITIES, GLOBAL ENERGY GROUP ✔ INDEPENDENT DIRECTOR • Director since Nov. 2020 • Age 52 COMMITTEES • Audit • Finance (Chair)	LORI A. LANCASTER

CAREER HIGHLIGHTS
UBS Securities
•
Managing Director in the Global Energy Group

Goldman, Sachs & Co.
•
Managing Director in the Global Natural Resources Group

Nomura Securities
•
Managing Director in the Global Natural Resources Group

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•
Intrepid Potash

PRIOR DIRECTORSHIPS
•
Energen Corporation

•
HighPoint Resources Corp. (formerly Bill Barrett Corp.)

EDUCATION
•
MBA, University of Chicago

•
BS, Texas Christian University

KEY QUALIFICATIONS AND EXPERIENCE
Ms. Lancaster has extensive experience in the oil and gas sector and in particular finance. During her 18-year tenure in investment banking, she led or was a key member of the execution team on more than $60 billion of announced energy merger and acquisition deals and led the structuring and execution of numerous capital markets transactions. Her wealth of knowledge in financing and structuring deals is key as we execute on our strategies to expand our high-margin drilling inventory through acquisitions and reduce our leverage. Additionally, she brings public company audit committee and nominating and corporate governance experience to our team. For these reasons, among others, we believe Ms. Lancaster is qualified to serve as a director.

Class III Director Not Standing For Re-election in May 2022
CHIEF EXECUTIVE OFFICER AND PRESIDENT, SCIENTIFIC DRILLING INTERNATIONAL, INC. ✔ INDEPENDENT DIRECTOR • Director since May 2007 • Age 66 COMMITTEES • Compensation • NGE&S	PAMELA S. PIERCE

CAREER HIGHLIGHTS
Scientific Drilling International, Inc.
•
Chief Executive Officer and President

Ztown Investments, Inc.
•
Partner

Huber Energy, LP (an operating company of J.M. Huber Corp.)
•
President and Chief Executive Officer

Mirant Americas Energy Capital and Production Company
•
President

Vastar Resources, Inc.
•
Vice President of Business Development

•
Offshore Business Unit Manager

ARCO Oil and Gas Company/ARCO Alaska
•
Offshore Business Unit Manager

•
Vice President of Safety, Health, Environmental and External Affairs

OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS
•
ShawCor Ltd. (Compensation and Organization Development committee chair and Nominating and Corporate Governance Committee)

OTHER CURRENT ENGAGEMENTS
•
Scientific Drilling International, Inc., Board Member

•
University of Oklahoma College of Engineering Board of Visitors

PRIOR DIRECTORSHIPS
•
Michael Baker Corporation

EDUCATION
•
Independent Petroleum Association of America’s Executive Oil and Gas Course, Harvard College

•
MBA, Corporate Finance, University of Dallas

•
BS, Petroleum Engineering, University of Oklahoma

KEY QUALIFICATIONS AND EXPERIENCE
Ms. Pierce is a highly experienced business executive with extensive knowledge of the energy industry. She has experience in both the operational side of the industry, as well as the service sector, which is an important component affecting our operations. Her breadth of experiences in the industry allows her to bring a perspective on issues that may not be readily apparent to others. Her general business acumen enhances the Board of Directors’ discussions on all matters affecting us, and her leadership insights contribute significantly to the Board of Directors’ decision-making process. For these reasons, among others, we believe Ms. Pierce is qualified to serve as a director.

Laredo Petroleum, Inc. 2022 Proxy Statement | 23

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Leadership
In 2019, the Board acted to separate the roles of Board Chair and CEO. In 2020, the Board elected an independent director to serve as the non-executive Board Chair. The Board believes separating the roles of Chair and CEO and making the Board Chair an independent director provides further accountability by optimizing the Board’s processes, ability to constructively challenge management and appropriately prioritize matters.
The Chair facilitates the Board’s business and activities as follows:
BOARD CHAIR RESPONSIBILITIES
✔	Propose a quarterly schedule of major Board discussions items	✔	Guide the Board’s governance processes
✔	Approve the agenda, schedule and information sent to directors prior to Board meetings	✔	Oversee the Board’s evaluations and CEO evaluation
✔	Chair all Board meetings	✔	Serve as liaison between CEO and management and the other independent directors
✔	Lead executive sessions of the Board without management present (unless invited)	✔	Advise the NGE&S Committee in choosing Committee chairs and membership
✔	Call additional Board or independent director meetings	✔	Be available for direct communication with stockholders as appropriate
The Board believes that the decision as to who should serve as Board Chair and CEO is the proper responsibility of the Board, and the Board will continue to carefully consider whether to combine or separate the roles of Chair and CEO in the future. At the present time, the Board believes the interests of all stockholders are best served through a leadership model that separates the independent Board Chair and CEO position.
Director Independence
The Board has determined that each continuing director and director nominee, except Mr. Pigott, meets the standards of independence set forth in our Corporate Governance Guidelines and the NYSE Listed Company Manual.
*
Reflects the anticipated Board composition at the conclusion of the Annual Meeting, assuming stockholders elect all nominees to the Board.

To make this determination, the Board considers all relevant facts and circumstances indicating whether a director has a material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that does business with the Company. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships.
24 | Laredo Petroleum, Inc. 2022 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS

Annually, each director must complete a questionnaire to disclose, among other things, information regarding ownership in the Company, compensation received from the Company (if any) and any relationship a director has either directly or indirectly through a family member or otherwise with certain Board or Company advisors or other companies with whom Laredo does business. Additionally, each director must disclose at each regularly scheduled Board meeting, and has an affirmative obligation to promptly inform the Company’s General Counsel of, changes in circumstances or transactions or relationships that could impact his or her designation by the Board as independent. During its assessment, the Board considered the following directorships and transactions for director independence in 2021:
Directors	Organization/ Individual	Relationship	Transaction	Amount for each of the last three years
All Directors	Various charitable organizations	Director or Trustee	Charitable donations by Laredo	<1% of the Company’s revenues

*
The Board concluded all of the above listed matters fall below the relevant thresholds for independence set forth in the NYSE Listed Company Manual and the Company’s Corporate Governance Guidelines.

Director Compensation
All independent directors receive both an annual retainer and an annual fee (together the “Director Base Compensation”) for their service on the Laredo Board totaling $230,000. The Company pays the Director Base Compensation ratably following each regularly scheduled quarterly Board meeting for services provided since the previous Board meeting. Directors are required to take at least $130,000 of their Director Base Compensation in the form of Company common stock. The director stock awards vest immediately. We implemented this structure, in part, to provide the directors the cash needed to pay taxes on the stock component of the Director Base Compensation. The Company also reimburses independent directors for their expenses to attend Board meetings.
On May 14, 2020, in light of the economic uncertainty resulting from the COVID-19 pandemic and the unprecedented market volatility and historic decline in commodity prices, the independent directors of the Board agreed to a 20% reduction of the Director Base Compensation. In August 2021, following a market survey and recommendation by the Board’s independent compensation consultant, the Board increased its annual pay by 15% and adjusted certain chairperson fees to bring such compensation in line with market standards.
The below table sets forth the Director Base Compensation effective as of August 2021 and the compensation going forward.
	Amount Paid After August 2021	Terms of Payment
Retainer	$72,000	• Paid ratably following each regularly scheduled quarterly Board meeting.
Director Fees	$158,000	• Paid ratably following each regularly scheduled quarterly Board meeting, with $130,000 paid in stock and $28,000 paid in cash.
Expense Reimbursement	Varies	• The Company reimburses non-employee directors for their expenses to attend board meetings.
Directors are also permitted to participate in our Charitable Matching Gift Program, which provides a Company match for up to $1,000 in donations to an approved charity.
Directors who performed additional leadership roles, received the following compensation:
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CORPORATE GOVERNANCE AND BOARD MATTERS

	Amount Paid	Terms of Payment
Non-Executive Board Chair	$100,000	Paid in 70% cash and 30% stock ratably following each regularly scheduled Board meeting.
Audit Committee Chair	$20,000	Paid in cash ratably following each regularly scheduled Board meeting.
Compensation Committee Chair	$20,000	Paid in cash ratably following each regularly scheduled Board meeting.
NGE&S Chair	$20,000	Paid in cash ratably following each regularly scheduled Board meeting.
Finance Committee Chair	$20,000	Paid in cash ratably following each regularly scheduled Board meeting.
To determine our director compensation, the Compensation Committee reviewed a market-based analysis and consulted with its independent compensation consultant. The independent compensation consultant performed a competitive review of outside director compensation paid by our peers, which included consideration of the significant time commitment our Board provides to the Company. The Company’s Equity Incentive Plan prohibits granting a stock award to any individual in a given year of more than 71,750 shares, which also applies to our directors.
The following table summarizes the compensation earned by our non-employee directors for the fiscal year ended December 31, 2021:
Name	Fees earned or paid in cash(1)	Stock awards(1)(2)	Deferred stock awards(1)(2)(3)	All other Compensation(4)	Total
William E. Albrecht	$169,944	$—	$130,056	$1,000	$301,000
Frances Powell Hawes	$119,912	$—	$115,088	$—	$235,000
Dr. Craig M. Jarchow	$119,912	$—	$115,088	$—	$235,000
Jarvis V. Hollingsworth	$89,918	$140,082	$—	$—	$230,000
Lori A. Lancaster	$114,912	$—	$115,088	$—	$230,000
Pamela S. Pierce	$99,912	$115,088	$—	$1,000	$216,000
Lisa M. Lambert	$99,912	$115,088	$—	$—	$215,000
Edmund P. Segner, III	$99,912	$—	$115,088	$—	$215,000
Dr. Myles W. Scoggins(5)	$28,756	$24,994	$—	$—	$53,750
James R. Levy(5)	$25,006	$24,994	$—	$—	$50,000

(1)
The amounts reported are for compensation earned for services rendered for 2021, which include compensation earned for services rendered for the fourth quarter of 2021 that was paid during the first quarter of 2022 in accordance with the fee summary noted above.

(2)
The amounts reported represent the aggregate grant-date fair value of stock awards granted to Laredo’s non-employee independent directors, based on the closing price of our common stock on the NYSE on the grant date, in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718.

(3)
The amounts reported represent deferred stock compensation received pursuant to the Director Deferred Compensation Plan (defined below).

(4)
The amounts reported represent amounts donated by the Company under our Charitable Matching Gift Program.

(5)
Dr. Scoggins and Mr. Levy resigned as directors of the Company and from all committees of the Board on which they served effective May 20, 2021.

Directors who are also employees of the Company do not receive any additional compensation for serving on our Board. See our Summary Compensation Table for the total compensation received by Jason Pigott in 2021.
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CORPORATE GOVERNANCE AND BOARD MATTERS

On February 25, 2021, the Board adopted the Laredo Petroleum, Inc. Nonqualified Director Deferred Compensation Plan (the “Director Deferred Compensation Plan”), an unfunded nonqualified deferred compensation plan administered by the Compensation Committee. Pursuant to the Director Deferred Compensation Plan, non-employee directors may elect to defer some or all of any cash or stock compensation received. Cash deferrals are invested in an array of investment options as designated by the Compensation Committee’s designee the Laredo 401k Administration Committee, and stock is credited to the participant’s deferred stock account as of the date the stock would otherwise have been granted. Distributions will be paid in cash, unless the Compensation Committee approves payment in stock. At this time, only non-employee directors are eligible to participate. Directors were eligible to begin deferrals starting with compensation awarded after the Board meeting in May 2021.
Director Stock Ownership
Pursuant to our Corporate Governance Guidelines, directors have five years from their appointment date to reach the following stock ownership guidelines:
Position	Stock ownership requirement
Directors	$400,000 worth of company stock
Based on the highest closing price of our common stock since January 1, 2022 $83.63, the following recently appointed directors have not yet reached the stock ownership requirement: Mr. Hollingsworth, Ms. Lambert and Ms. Lancaster. All other directors have satisfied our stock ownership guidelines.
Director Oversight of Risk Management
Our Board takes a comprehensive approach in its oversight of the management of the Company. This includes: (1) creating and approving governance policies and best practices; (2) meeting regularly to review and discuss strategies and reports from senior management; (3) supervising senior management through one of the Board committees; and (4) engaging regularly with stockholders to receive feedback. For a summary of our policies and practices and our stockholder engagement program, see the Proxy Overview and Highlights.
Our governance documents are all located on our website www.laredopetro.com under the Investor Relations Tab and include all Board of Director Committee Charters, Third Amended and Restated Bylaws, Code of Conduct and Business Ethics, Corporate Governance Guidelines, Code of Ethics for Senior Financial Officers and the Policy Statement Regarding Related Party Transactions.
CODE OF CONDUCT AND BUSINESS ETHICS
The Board has adopted a Code of Conduct and Business Ethics applicable to our employees, directors and officers and a Code of Ethics for Senior Financial Officers, in accordance with applicable U.S. federal securities laws and the NYSE Listed Company Manual. Any waiver of these codes may be made only by our Board and will be promptly disclosed as required by applicable U.S. federal securities laws and the NYSE rules. In accordance with good corporate governance practices, we periodically review and revise these documents as necessary.
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CORPORATE GOVERNANCE AND BOARD MATTERS

CORPORATE GOVERNANCE GUIDELINES
The Company’s Corporate Governance Guidelines cover the following:
• Board size	• Age limits and Retirement
• Director independence	• Other directorships
• Section of the Chairman	• Change in status of directors
• Board meetings and agenda	• Succession planning
• Access to management and advisers	• Director compensation
• Executive sessions	• Stock ownership guidelines
• Committees of the Board of Directors	• Director orientation and education
• Stockholder communications with the Board of Directors	• Annual performance evaluations
• Board communications with third parties
The NYSE Listed Company Manual requires listed companies to adopt certain governance guidelines. The Company believes the Corporate Governance Guidelines comply with the NYSE Listed Company Manual. Annually, the NGE&S Committee reviews the Corporate Governance Guidelines and recommends any changes for Board approval.
Director Meetings & Executive Sessions
Our Corporate Governance Guidelines require that the Board hold at least four meetings each year, and that our independent directors meet in executive session regularly. Our Board held 7 meetings in 2021, and our independent directors met in executive session during all of those meetings. Each Director attended at least 75% of the aggregate total number of Board meetings and Board committee meetings on which the Board member served in 2021. All of the Board members attended last year’s annual meeting.
		COMMITTEES
	Board	Audit	Compensation	NGE&S	Finance	Total
Meetings in 2021	7	5	5	5	3	25
Director Committees
The Board of Directors has four standing committees (the information below reflects the anticipated committee composition at the conclusion of the Annual Meeting, assuming Stockholders elect all nominees to the Board):
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CORPORATE GOVERNANCE AND BOARD MATTERS

AUDIT COMMITTEE
MEMBERS
• Frances Powell Hawes (Chair) • Jarvis H. Hollingsworth • Lori A. Lancaster • Edmund P. Segner, III
CHARTER AND AUDIT COMMITTEE REPORT

The Audit Committee Charter is available on our website at www.laredopetro.com.
The Audit Committee Charter contains the full list of the Audit Committee’s responsibilities.
The Audit Committee Report is set forth beginning on page 38 of this Proxy Statement.

MEETINGS
The Audit Committee Charter requires that the Audit Committee meet as often as it determines necessary, but at least four times each year. In 2021, the Audit Committee held five meetings and five executive sessions, either in person or by teleconference. The Audit Committee regularly meets in executive session with each of our external auditors and our internal audit manager.

PRIMARY RESPONSIBILITIES

Financial Statements
•
Oversee (1) the quality and integrity of Laredo’s financial statements and its related accounting and financial reporting processes and internal controls over financial reporting, and (2) the audits of the Company’s financial statements, including reviewing with management and the independent registered public accounting firm our annual audited and quarterly financial statements and other financial disclosures, including earnings releases.

Oversight of the Relationship with the Independent Auditor
•
Engage and oversee the Company’s independent registered public accounting firm (taking into account the vote on stockholder ratification) and consider the independence, qualifications and performance of the independent registered public accounting firm.

•
Approve all audit and permissible non-audit services to be performed by the independent registered public accounting firm.

•
Review and evaluate the performance of the lead audit partner of the independent registered public accounting firm and periodically consider whether there should be a rotation of the independent registered public accounting firm.

Oversight of the Relationship with the Independent Reserve Engineer
•
Engage the Company’s independent reserve engineer and review and discuss with management the reserve report prepared by the independent reserve engineer.

Oversight of the Internal Audit Function
•
Review and approve the internal audit department’s audit plan, staffing, budget and responsibilities.

Oversight of Compliance Matters
•
Review Laredo’s compliance with legal and regulatory requirements, by reviewing and discussing the implementation and effectiveness of our compliance program.

•
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding: (a) accounting, internal accounting controls, audit matters and other federal securities law matters and (b) confidential, anonymous submissions by employees of concerns regarding accounting or auditing matters or other federal securities law matters and (c) any material legal matter.

•
Review and discuss with management, policies and guidelines regarding risk assessment and management, major risk exposures and steps taken to monitor and control exposures.

•
Review and provide oversight of all related party transactions.

•
Review and provide oversight of the Company’s cyber security risks and information technology systems.

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CORPORATE GOVERNANCE AND BOARD MATTERS

FINANCIAL LITERACY OF AUDIT COMMITTEE AND DESIGNATION OF FINANCIAL EXPERTS
As a part of its annual self-assessment process, the Board of Directors evaluated each of the members of the Audit Committee for financial literacy and financial expertise in March 2021 and March 2022. The Board of Directors determined that each of the current members of the Audit Committee is financially literate and qualifies as a financial expert as defined by the SEC.
AUDIT COMMITTEE INDEPENDENCE
Only independent directors serve on the Audit Committee. Members of the Audit Committee must also meet heightened standards for independence set forth by the SEC. Those standards require that a director not be an affiliate of the Company and that the director not receive from the Company, directly or indirectly, any consulting, advisory or other compensatory fees except for fees paid for services as a director. In connection with its assessment of the independence of each director pursuant to the NYSE Listed Company Manual, the Board of Directors also determined that each of the Audit Committee members met the additional independence standards of the SEC applicable to members of the Audit Committee.
No Audit Committee member concurrently serves on the audit committee of more than two other public companies.

Related Party Transactions
The Board recognizes that transactions involving the Company and related parties present a heightened risk of conflicts of interest, and therefore, has adopted a Policy Statement Regarding Related Party Transactions (“Policy Statement”). This Policy Statement is available on our website, www.laredopetro.com. The Policy Statement prohibits the Company from entering into a related party transaction unless (1) the Audit Committee approves such transaction in accordance with the Policy Statement; or (2) the transaction is approved by a majority of the disinterested directors of the Company.
A “Related-Party Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount involved exceeds $120,000, and a related person had, has or will have a direct or indirect material interest.
A “Related Person” means:
•
any person who is, or at any time during the applicable period was, one of the Company’s executive officers or one of its directors;

•
any person who is known by the Company to be the beneficial owner of more than 5.0% of the Company’s common stock;

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5.0% of the Company’s common stock; and

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CORPORATE GOVERNANCE AND BOARD MATTERS

•
any entity in which any of the foregoing persons (i) has direct or indirect control, (ii) is a partner or principal or in a similar position, (iii) has a 10.0% or greater beneficial ownership interest or (iv) is employed if (a) the person is directly involved in the negotiation of the Related-Party Transaction or will share or have primary responsibility for such transaction or (b) the person’s compensation from the entity is directly tied to such transaction.

The Audit Committee annually reviews and assesses the adequacy of this Policy Statement.
Procedures for Review, Approval and Ratification of Related-Party Transactions
In reviewing and approving any Related-Party Transaction, the Audit Committee shall:
•
Satisfy itself that it has been fully informed as to the material facts of the Related Person’s relationship and interest and as to the material facts of the proposed Related-Party Transaction;

•
Take into account the extent of the Related Person’s interest in the Related-Party Transaction; and

•
Determine that the Related-Party Transaction is fair to the Company and that the Related-Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances.

At each Audit Committee meeting, management can recommend any Related-Party Transactions, if applicable, the Company desires to pursue. After review, the Audit Committee shall approve or disapprove such transactions, and at each subsequently scheduled meeting, management shall update the Audit Committee as to any material change to those proposed transactions. The Audit Committee establishes any guidelines it determines are necessary or appropriate for management to follow in its dealings with Related Persons in Related-Party Transactions. No member of the Audit Committee participates in the review or approval of any Related-Party Transaction if that member is a Related Person.
If management becomes aware of a proposed Related-Party Transaction or an existing Related-Party Transaction that the Audit Committee has not pre-approved, management promptly notifies the Audit Committee Chair to complete the above-described review process. If management, in consultation with the Company’s Chief Executive Officer or Chief Financial Officer, determines that it is not practicable to wait until the next Audit Committee meeting, the Audit Committee Chair has the delegated authority to review, consider and determine whether any such transaction is fair to the Company and whether the transaction should be approved, or ratified. The Audit Committee Chair reports to the Audit Committee any transactions reviewed by her pursuant to this delegated authority at the next Audit Committee meeting.
Other Related-Party Transactions
None.
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CORPORATE GOVERNANCE AND BOARD MATTERS

COMPENSATION COMMITTEE
MEMBERS
• Dr. Craig M. Jarchow (Chair) • William E. Albrecht • Lisa Lambert
CHARTER AND COMP COMMITTEE REPORT

The Compensation Committee Charter is available on our website at www.laredopetro.com. The Compensation Committee Charter contains the full list of the Compensation Committee’s responsibilities. The Compensation Committee Report is set forth beginning on page 68.

MEETINGS
The Compensation Committee Charter requires that the Compensation Committee meet as often as it determines necessary but at least once each year. In 2021, the Compensation Committee held five meetings and three executive sessions either in person or by teleconference.

PRIMARY RESPONSIBILITIES

•
Establish the Company’s general compensation philosophy and objectives in consultation with senior management.

•
Review and approve the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, annually evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and, based on this evaluation, recommend to the Board the Chief Executive Officer’s compensation level, including salary, bonus, incentive and equity compensation.

•
Recommend to the Board compensation for all other named executive officers.

•
Review and make recommendations to the Board with respect to all employment agreements, severance arrangements, change in control provisions and agreements and any special supplemental benefits applicable to the Company’s executive officers.

•
Review and make recommendations to the Board regarding any incentive and equity-based compensation applicable to the Company’s employees.

•
Administer the Company’s equity-based compensation plans, including the grant of performance unit awards and other equity awards under such plans.

•
Review and make recommendations to the Board of Directors with respect to director compensation.

•
Review and discuss with management the disclosures in the Compensation Discussion and Analysis of the Company’s Proxy Statement.

COMPENSATION COMMITTEE INDEPENDENCE

Only independent directors serve on the Compensation Committee. Members of the Compensation Committee must meet heightened standards for independence set forth by the NYSE Listed Company Manual. Those standards require that the Board consider (1) each director’s sources of compensation, including any consulting, advisory or other compensatory fees paid by the Company, and (2) whether a director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

Additionally, members of the Compensation Committee must meet the definition of “Non-Employee Director” included in Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In connection with its assessment of the independence of each director, the Board also determined that all committee members met the additional independence standards of the NYSE and in the Exchange Act.
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CORPORATE GOVERNANCE AND BOARD MATTERS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee has been at any time a Laredo employee. None of the Company’s executive officers serve on the Board of Directors or compensation committee of a company that has an executive officer that serves on the Company’s Board or Compensation Committee. No member of the Company’s Board is an executive officer of a company in which one of the Company’s executive officers serves as a member of the board of directors or compensation committee of that company.
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CORPORATE GOVERNANCE AND BOARD MATTERS

NOMINATING, CORPORATE GOVERNANCE, ENVIRONMENTAL & SOCIAL COMMITTEE
MEMBERS
• Jarvis V. Hollingsworth (Chair) • Lisa M. Lambert • Frances Powell Hawes
CHARTER

The Nominating, Corporate Governance, Environmental and Social Committee Charter is available on our website at www.laredopetro.com. The Nominating, Corporate Governance, Environmental and Social Committee Charter contains the full list of the Committee’s responsibilities.

MEETINGS
The Nominating, Corporate Governance, Environmental and Social Committee Charter requires that the Nominating, Corporate Governance, Environmental and Social Committee meet as often as it determines necessary but at least once each year. In 2021, the NGE&S Committee held five meetings and two executive sessions either in person or by teleconference.

PRIMARY RESPONSIBILITIES

Oversight of Board and Committee Membership
•
Identify, evaluate and recommend qualified nominees to serve on the Company’s Board.

•
Review and make recommendations regarding the composition and size of the Board.

Oversight of Governing Policies, Practices and Procedures
•
Develop and recommend corporate governance guidelines for the Company.

•
Conduct an annual assessment of the qualifications and performance of the Board and each of the directors.

•
Review and make recommendations regarding the composition, size, purpose, structure, operations and charter of each of the Board’s committees, including the creation of additional committees or elimination of existing committees.

•
Recommend committee assignments for directors.

Oversight of Programs and Policies relating to ESG
•
Review the Company’s performance on environmental and social matters, including the approval of and ongoing monitoring of performance against any performance metrics and targets.

•
Review any significant environmental, health or safety incidents or material regulatory compliance matters and monitor the status of subsequent actions.

•
Review strategies and policies relation to human capital management, including diversity and inclusion and talent development and retention.

•
Review significant ESG risks and exposures, and the Company’s actions for managing those risks.

•
Oversee any reports issued by the Company in connection with its ESG initiatives.

NOMINATING, CORPORATE GOVERNANCE, ENVIRONMENTAL AND SOCIAL COMMITTEE INDEPENDENCE

Only independent directors serve on the Nominating, Corporate Governance, Environmental and Social Committee. In connection with its assessment of the independence of each director, the Board determined that all members met the general independence standards of the Company’s Corporate Governance Guidelines and NYSE Listed Company Manual.

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CORPORATE GOVERNANCE AND BOARD MATTERS

FINANCE COMMITTEE
MEMBERS
• Lori Lancaster (Chair) • William E. Albrecht • Craig M Jarchow • Edmund P Segner, III
CHARTER
The Finance Committee Charter is available on our website at www.laredopetro.com and contains the full list of the Committee’s responsibilities.
MEETINGS
The Finance Committee Charter, adopted on May 20, 2021, requires that the Finance Committee meet as often as it determines necessary but at least four times each year. In 2021, the Finance Committee held three meetings and one executive session either in person or by teleconference.
PRIMARY RESPONSIBILITIES

•
Reviews and provides guidance on the Company’s annual capital and operating budget.

•
Reviews and provides guidance on the Company’s capital structure and capital allocation strategy.

•
Reviews and provides guidance on the Company’s hedging program and policies governing the use of financial instruments, including the derivative instruments.

•
Upon delegation of authority by the Board, approves acquisition and hedges which may exceed management’s delegated authority.

Only independent directors serve on the Finance Committee.
Communications with Directors
Stockholders or other interested parties can contact any director, any Board committee or the Company’s independent directors as a group, by writing to them at the following address: Laredo Petroleum, Inc. c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119. All such communications will be given to the appropriate member(s) of the Board. Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters will also be referred to the Audit Committee.
IDENTIFICATION OF DIRECTOR CANDIDATES
The Board or stockholders may nominate directors in accordance with the Company Bylaws. The NGE&S Committee will review all nominees, including stockholder nominees, in accordance with its charter. For more information on the factors considered by the Board to evaluate a candidate, see the Director Qualification section.
The Board and NGE&S Committee will consider any nominee by stockholders for election at the annual meeting of stockholders to be held in 2023 if that nomination is submitted in writing, between January 20, 2023 and
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CORPORATE GOVERNANCE AND BOARD MATTERS

February 21, 2023, or in the event the Company’s 2023 annual meeting of stockholders is advanced or delayed more than 30 days from the date of the Annual Meeting, not later than the later of (i) the 90th day before the 2023 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. If the number of directors to be elected to the Board is increased and there has been no public announcement naming all nominees for director or indicating the increase at least 10 days before the last day a stockholder may deliver a notice of nomination in accordance with the preceding sentence, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.
The written nomination must include information specified in the Bylaws, including certain biographical information and a description of certain arrangements and understandings between the nominee and the recommending stockholder.
Each submission must also include a completed and signed questionnaire and a written representation and agreement that such person (i) is not and will not become a party to any voting or compensation agreement not disclosed to the Company or that could interfere with the nominee’s ability to comply with his or her fiduciary duties under applicable law or provide any direct or indirect compensation, reimbursement or indemnification in connection with service as a director, (ii) will comply with all of the Company’s applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and (iii) that such person intends to serve a full term if elected as director.
STOCKHOLDER PROPOSALS
Written requests for inclusion of any other stockholder proposal should be addressed to the above-listed address. The Company suggests that any such proposal be sent by certified mail, return receipt requested. For more information see the Proxy Statement Question and Answers.
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AUDIT MATTERS
Proposal Two: Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has selected GT as the independent registered public accounting firm of the Company for the fiscal year beginning January 2022. The Board of Directors is providing stockholders the opportunity to vote to ratify the appointment of GT. The submission of this matter for approval by stockholders is not legally required, but the Board of Directors and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board of Directors and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of GT the Audit Committee will reconsider the selection of that firm as the Company’s auditors but will be under no obligation to appoint a new public accounting firm.
The Audit Committee has the sole authority and responsibility to retain, evaluate and replace the Company’s independent registered public accounting firm. As part of this oversight, the Audit Committee has established general best practices to ensure the auditor’s qualifications, independence and performance, including the following:
During 2021, the Audit Committee conducted its annual evaluation of the Company’s independent registered public accounting firm, reviewing the work performed and the experience and qualifications of the team members and elected to reappoint GT as the independent registered public accounting firm to audit our financial statements for the fiscal year beginning January 1, 2022. GT was our independent auditor for the 2021 fiscal year and has audited Laredo’s consolidated financial statements since its inception in 2007.
The Company expects that one or more representatives of GT will be present at the Annual Meeting. The representative(s) will have an opportunity to respond to appropriate questions and to make a statement if desired.
The stockholders’ ratification of the selection of GT does not limit the authority of the Audit Committee to change auditors at any time.
The Board of Directors unanimously recommends that stockholders vote FOR the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year 2022.
Laredo Petroleum, Inc. 2022 Proxy Statement | 37

AUDIT MATTERS

Audit Services
External audit services for the fiscal year of 2021, provided by GT, included auditing our consolidated financial statements, auditing the effectiveness of our internal control over financial reporting and services related to periodic filings made with the SEC. The Company anticipates external auditors will perform similar services for the fiscal year 2022.
The Audit Committee Charter and its pre-approval policy require that the Audit Committee review and pre-approve the plan and scope of external audit and tax services. Laredo’s Audit Committee pre-approved 100% of the services included in “Audit fees” and “Tax fees” presented in the table below.
Audit and Other Fees
External audit fees for professional services are as follows:
	2021	2020
Audit fees(1)	$825,000	$690,000
Tax fees(2)	19,610	19,610
Total	$844,610	$709,610

(1)
Audit fees represent fees for professional services provided in connection with: (a) the annual audit of Laredo’s consolidated financial statements; (b) the review of Laredo’s quarterly consolidated financial statements; and (c) the review of Laredo’s other filings with the SEC, including review and preparation of registration statements, comfort letters, consents and research necessary to comply with generally accepted auditing standards for the years ended December 31, 2021 and 2020.

(2)
Tax fees represent review of Laredo’s tax return and consultation on tax matters incurred during the years ended December 31, 2021 and 2020.

Audit Committee Report
During the last fiscal year, and during the first quarter of 2021 in preparation for the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, the Audit Committee:
•
reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2021 with management and with GT;

•
considered the adequacy of the Company’s internal controls and the quality of its financial reporting, and discussed these matters with management and with GT;

•
reviewed and discussed with GT (i) their judgments as to the quality of the Company’s accounting policies, (ii) the written disclosures and letter from the independent registered public accountants required by Public Company Accounting Oversight Board (“PCAOB”) Independence Rules, and their independence, and (iii) the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communications with Audit Committees;

•
evaluated the process by which the Company’s Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer make the certifications required by the SEC in connection with the filing with the SEC of the Company’s periodic reports, including reports on Forms 10-K and 10-Q; and

•
pre-approved all auditing services and non-audit services to be performed for the Company by the independent registered public accountants as required by the applicable rules promulgated pursuant to the Exchange Act, considered whether the rendering of non-audit services was compatible with maintaining GT’s independence, and concluded that GT’s independence was not compromised by the provision of such services (details regarding the fees paid to GT in fiscal year 2020 and 2021 for audit services, tax services and all other services, are set forth in “Audit and Other Fees” above).

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AUDIT MATTERS

The Audit Committee meets regularly with management, including private discussions with GT, and receives the communications described above. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, such considerations and discussions do not assure that the Company’s consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States (“GAAP”) or that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards. Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with GAAP. GT is responsible for expressing an opinion on those financial statements. The Audit Committee has relied, without independent verification, on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent registered public accountants included in their report on the Company’s consolidated financial statements.
The Audit Committee has also established procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accountants do not assure that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards.
Based on the reviews and discussions referred to above, recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
Audit Committee of the Board of Directors
Frances Powell Hawes, Chair Jarvis V. Hollingsworth Lori A. Lancaster Edmund P. Segner, III
The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.
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Proposal Three: Advisory Vote Approving the Compensation of Our Named Executive Officers
We are seeking stockholder approval on an advisory, non-binding basis of the compensation of our named executive officers as disclosed in the Executive Compensation Matters section of this Proxy Statement. In this proposal, stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the other narrative executive compensation disclosure in the Proxy Statement for our 2022 Annual Meeting of Stockholders.”

To learn more about our compensation program, including our process for determining executive compensation, please see the Compensation Discussion & Analysis.
Although the vote is advisory and non-binding, our Board of Directors and Compensation Committee value the opinions that our stockholders express in their votes and will carefully consider the voting results in connection with their ongoing evaluation of our compensation program.
The affirmative “FOR” vote of a majority of the votes cast at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of approving on an advisory, non-binding basis the compensation of our named executive officers.
The Board of Directors unanimously recommends that stockholders vote FOR the advisory resolution approving the compensation of our named executive officers.
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Compensation Discussion & Analysis
The following discussion and analysis contains statements regarding our named executive officers’ past and future performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance.
CD&A TABLE OF CONTENTS

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CD&A EXECUTIVE SUMMARY
As outlined above, our strategy is to create long-term value for our stockholders through the responsible development of our Permian Basin acreage. In 2021, we continued to transform the Company by expanding our high-margin inventory, increasing the oil percentage of our reserve and production mix, reducing leverage, and continuing our progress on sustainability matters. Specific highlights include:
•
Acquiring 41,000 net acres in Howard and W. Glasscock counties, adding ~250 high-margin, oil weighted locations to our drilling inventory

•
Adding an additional ~125 locations through appraisal drilling in the Middle Spraberry and Wolfcamp D formations

•
Increasing average daily oil production by 19% versus full-year 2020

•
Grew proved oil reserves by 78% versus full-year 2020

•
Increased oil mix to 48% of production and 38% of total proved reserves

•
Reduced our leverage ratio by ~0.5x1 versus year-end 2020

•
Enhanced ESG transparency with the issuance of two comprehensive ESG and Climate Risk Reports

•
Established year-end 2025 targets for greenhouse gas and methane emissions reductions and the elimination of routine flaring

1
Leverage measured by Net Debt/Adjusted EBITDA ratio, YE-20 & YE-21 Adjusted EBITDA represent 4Q annualized. Non-GAAP financial measure; please see Annex A for descriptions of non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

The STIP and LTIP performance metrics for 2021 were updated from those used in 2020 to better reflect changes within our industry, current strategy and feedback from our stockholders.
For our STIP Performance Metrics, following consultation with our independent compensation consultant, the Compensation Committee recommended and the Board approved using five of the seven previous metrics with slight modifications and revised targets, all of which reflect a potential improvement over prior year performance and above average industry metrics (Reportable Spill Severity Rate, Air Stewardship, Drilling Rate of Return, Free Cash Flow and Gross Inventory Added with a minimum of 25% Drilling Rate or Return). Net Debt to Adjusted EBITDA was removed as an STIP performance metric in 2021 and added as an LTIP performance metric to more accurately track our progress in lowering debt over time without the impact of short-term commodity price fluctuations. Additionally, the Cash Cost Control per BOE STIP performance metric was replaced with Lease Operating Expense per BOE, which better incentivizes the Company to continue to be among the lowest cost and most efficient operators in its area.
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For our LTIP Performance Metrics, following feedback from our stockholders and with input from our independent compensation consultant, the Compensation Committee recommended and the Board approved combining the Relative Shareholder Return Metric and Absolute Shareholder Return Metric into a PSU Matrix as shown below that consists of three separate annual performance periods during the three year period of the LTIP grant. The Board believes that this structure reflects an incentive to consistently align the interests of our executives with stockholders on both an annual basis and for the longer term while also reflecting both our absolute and relative performance. In addition, as discussed above we moved Net Debt to Adjusted EBITDA from an STIP metric to an LTIP metric. We also added Inventory Growth and removed Three-year Return on Average Capital Employed to better reflect the need for the Company to emphasize inventory growth to extend its runway of oil-weighted projects as desired by our stockholders. The weighting used for each of the metrics was updated to 50% for the PSU Matrix and 25% for the other two metrics. Lastly, the performance peer group was updated to reflect the Company’s most relevant peer companies in terms of size and competition.
For a full description of our 2021 Executive Compensation Program, see the discussion beginning on page 54.
For 2021, we continued to seek to make the total target NEO compensation near the median of our compensation peer group with the understanding that there may be individual variation.
SAY ON PAY RESULTS & MANAGEMENT RESPONSIVENESS
Of the shares voted at the 2021 annual meeting of stockholders, 89.8% voted to approve Laredo’s 2020 executive compensation. This sharp increase in approval of our executive compensation we believe reflects stockholder satisfaction with the steps taken by the Board and Compensation Committee to address the previous concerns held by stockholders. Informed by extensive engagement with stockholders and our independent compensation consultant following both the 2019 and 2020 results that the Compensation Committee, which the Board and the Company found to be unacceptable, the Company made several changes to its structure.
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Despite a high approval rate for our executive compensation at the 2021 annual meeting of stockholders, the Compensation Committee and the Board continue to review for areas of improvement and greater alignment with stockholder requests. Toward this end, in the fall of 2021 the Compensation Committee adopted an executive incentive clawback plan, effective January 1, 2022, that allows the Company to clawback incentive compensation paid to our executive officers in certain instances of financial restatement or bad acts.
Key Compensation Enhancements In Past Three Years
✓	Implementation of market-based executive severance plan, providing payment only for involuntary termination without cause or other termination for good reason
✓	Updated STIP performance metrics to better reflect criteria important to stockholders, emphasizing free cash flow and sustainability
✓	Additional disclosures regarding the Compensation Committee’s role in developing performance metrics and peer group selection methodology
✓	Updating weighting of LTIP performance unit awards to equally weight each metric
Adoption of an executive incentive clawback plan, providing for clawback in certain instances of financial restatement or bad acts
Evolving enhancement of LTIP performance unit award weighting and metrics, including implementation of a metric for 2022 tied to achievement of our 2025 emission reduction targets
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NAMED EXECUTIVE OFFICERS
For 2021, our named executive officers (“NEOs”) are as follows:
Name	Positions
Jason Pigott	President and Chief Executive Officer
Bryan Lemmerman	Senior Vice President and Chief Financial Officer
Karen Chandler	Senior Vice President and Chief Operating Officer
Mark Denny	Senior Vice President—General Counsel & Secretary
Mr. Pigott and Mr. Lemmerman are NEOs by reason of their positions as the principal executive officer (“PEO”) and principal financial officer (“PFO”) of the Company during 2021. Dr. Chandler and Mr. Denny are NEOs by reason of them being our most highly compensated executive officers (other than our PEO or PFO) who were serving in such capacity at the end of 2021. Mr. Pigott, Mr. Lemmerman, Dr. Chandler and Mr. Denny are our only executive officers who were serving in such capacity at the end of 2021.
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In addition to Mr. Pigott, whose biography is included under the Director Qualifications section, set forth below is the biographical information for each of our current executive officers.
BRYAN LEMMERMAN Age 47
Senior Vice President and Chief Financial Officer since June 2020
Education • B.B.A., Accounting, Texas A&M University • M.S., Accounting, Texas A&M University • M.B.A., University of Texas	Mr. Lemmerman joined Laredo in June 2020. Mr. Lemmerman has more than 15 years of experience in the energy exploration and production industry, including an extensive background in strategic planning and business development. He previously spent 10 years with Chesapeake Energy Corporation, serving in financial roles with increasing responsibility, most recently as Vice President—Business Development and Treasurer. Prior to joining Chesapeake, Mr. Lemmerman was a portfolio manager at Highview Capital Management and Ritchie Capital Management, overseeing investments in public and private energy companies. He began his career as a tax consultant with Deloitte & Touche.
KAREN CHANDLER Age 51
Senior Vice President and Chief Operating Officer since October 2018
Education • B.S., Chemical Engineering, University of Kentucky • M.S., Chemical Engineering, Georgia Institute of Technology • Ph.D., Chemical Engineering, Georgia Institute of Technology	Dr. Chandler joined Laredo in December 2012 as Director—Operations. Prior to joining Laredo, Dr. Chandler spent 15 years at ExxonMobil, working in a variety of management and technical roles in the areas of drilling, completions and technology development. These roles included operations experience in the Colorado Piceance Basin, Australia Bass Strait and Papua New Guinea.
MARK DENNY Age 41
Senior Vice President—General Counsel and Secretary since April 2019
Education • B.S., Economics and Political Science, Vanderbilt University • J.D., Georgetown University Law Center	Mr. Denny joined Laredo in February 2013. Prior to his most recent promotion, he served as Vice President and General Counsel. Prior to joining Laredo, Mr. Denny worked in-house at SEH Offshore, Inc. and Seahawk Drilling, Inc. Prior to that, Mr. Denny worked at the international law firms of Vinson & Elkins and Fried Frank.
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2021 COMPENSATION ALIGNMENT & PAY FOR PERFORMANCE
To ensure that we pay our NEOs for their performance in relation to our strategy, the majority of their compensation is variable and heavily dependent on performance metrics pre-established by our Board. The following pie charts depict the allocation of fixed compensation (salary rate) vs. variable compensation (target STIP awards and target LTIP awards) for 2021 of our CEO and average for the other current NEOs, assuming each person receives his or her target percentage for STIP and LTIP awards.
The following table sets forth the approximate allocation between fixed and variable compensation for each NEO’s actual pay. This table is the approximate percentages of our NEOs’ total compensation in the form of salary, STIP award and LTIP awards during the fiscal year 2021 as set forth in the Summary Compensation Table.
2021 Actual Pay Mix(1)
Name	Principal Position	Salary as a percentage of total compensation(2)	Cash awards as a percentage of total compensation(2)	Equity-based awards as a percentage of total compensation(3)
Jason Pigott	President and Chief Executive Officer	12%	20%	68%
Bryan Lemmerman	Senior Vice President and Chief Financial Officer	15%	20%	62%
Karen Chandler	Senior Vice President and Chief Operating Officer	14%	19%	67%
Mark Denny	Senior Vice President General Counsel & Secretary	20%	25%	54%

(1)
The remaining portions of the NEOs’ total compensation were attributable to all other compensation during the fiscal year 2021. For further discussion of the NEOs’ all other compensation see the Summary Compensation Table.

(2)
The amounts used in these calculations were the actual amounts earned in 2021, even if paid in another year.

(3)
The equity-based award amounts used in these calculations were the sum of the grant-date fair value of the restricted stock awards and performance unit awards. Please refer to Note 9 to our audited consolidated financial statements in our 2021 Annual Report for disclosures regarding fair value estimates of these awards.

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The below tables shows the specific performance metrics in 2021 for the STIP and LTIP and demonstrates how those performance metrics align with our corporate strategy on both a short-term and long-term basis. For more details regarding the 2021 executive compensation and performance metric results, see page 54.

Variable Compensation

Compensation	Key Performance Metrics	Company Strategy
Short-Term Incentive Program 	Environmental • Spill Severity Rate **(7.5%)** • Air Stewardship **(7.5%)**	Managing Risks
	Drilling Rate of Return ("ROR") **(20%)**	Optimizing Assets
	Free Cash Flow **(20%)**	Optimizing Assets
	Lease Operating Expense per BOE **(15%)**	Optimizing Assets
	Gross Inventory Added with a Minimum 25% Drilling ROR **(30%)**	Seeking High-Margin Inventory
Long-Term Incentive Program  — **Restricted Stock Awards (50%)** 	Stock Price	Increasing Stockholder Value
Performance Share Units (50%) 	Relative Three-Year Total Shareholder Return compared to peer group and Absolute Three-Year Total Shareholder Return **(50%)**	Increasing Stockholder Value
	Three-Year EBITDAX/Total Debt **(25%)**	Risk Management
	Three-Year Growth in Inventory **(25%)**	High Margin Growth

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Over the past three years, Laredo has delivered on its strategic goals of adding oil-weighted, high-margin leasehold, increasing the oil percentage of our total production mix and reducing leverage.
	2019	2020	2021
Cumulative Oil-Weighted Acres Acquired	~12,000	~15,500	~56,500
Oil % of Total Production	35%	31%	39%
Leverage Ratio(1)	2.0x	2.4x	1.9x

(1)
Leverage measured by Net Debt/Adjusted EBITDA ratio, YE-20 & YE-21 Adjusted EBITDA represent 4Q annualized. Non-GAAP financial measure; please see Annex A for descriptions of non-GAAP financial measures and reconciliations of GAAP to non-GAAP financial measures.

The Board believes our 2021 compensation program is appropriate because it rewarded our NEOs for their execution of our corporate strategy as demonstrated by the results obtained in relation to the performance metrics.
We believe our CEO’s pay is aligned with the Company’s performance overall during his tenure. Mr. Pigott’s time at the Company has overlapped with a period of great market disruption including volatile energy prices, the COVID-19 global pandemic and general macro-economic tumult. As demonstrated in the stock performance chart below, the Company’s shareholder returns have reflected this period of disruption but have recently shown large positive gains. The Compensation Committee and the Board believe that Mr. Pigott’s overall total compensation package is appropriate with a heavy weighting on risk-based performance components which appropriately incentivize him to execute on the Company’s longer-term strategy and aligns him with stockholder interests.
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Stock Performance
$100.00
$80.00
$60.00
$40.00
$20.00
$-
10/1/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2021
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/1/2022

The Compensation Committee and the Board believe Mr. Pigott’s overall total compensation package is appropriate, less weighted towards cash compensation and more at risk than his predecessor, which appropriately incentivizes him to execute on the Company’s long-term strategy and better aligns his compensation with stockholder experience. Mr. Pigott’s salary, STIP target percentage and LTIP target percentage did not change from 2020 to 2021.
We seek to make the total target NEO compensation near the median of our compensation peer group with the understanding that there may be individual variation. Based on the Company’s performance, the Compensation Committee and the Board believe the pay mix between salary, annual incentives and long-term incentives and the targets set for each NEO, appropriately reflect the Company’s historical performance and its long-term strategy.
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COMPENSATION PHILOSOPHY & PROCESS FOR DETERMINING EXECUTIVE COMPENSATION
We design our executive compensation program to attract, retain and motivate highly-qualified and committed personnel who will successfully execute our strategy and create stockholder value.
Compensation Committee’s Role in Our Compensation Program
The Board has delegated to the Compensation Committee the responsibility of establishing the general compensation philosophies and objectives of the Company. Specifically, the Compensation Committee evaluates and recommends for ultimate approval by the Board compensation related decisions for the Company as follows:
✔
Review and approve the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, annually evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and, based on this evaluation, recommend to the Board the CEO’S compensation level, including salary, bonus, incentive and equity compensation. In determining the long-term incentive component of the CEO’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies and the award given to the Company’s CEO in past years.

✔	Make recommendations to the Board with respect to all compensation for executive officers.
✔	Make recommendation to the Board with respect to all employment agreements, severance arrangements, change in control provisions and agreements and any special supplemental benefits applicable to the Company’s executive officers.
✔	Review and make recommendations to the Board of Directors with respect to incentive compensation and equity-based plans.
✔	Administer the Company’s equity-based compensation plans, including the grant of performance unit awards and other equity awards under such plans.
The Compensation Committee has developed a set of best practices that it follows when administering our compensation program, which are summarized in the Proxy Overview & Highlights.
In addition to these best practices, the Compensation Committee annually reviews our compensation program to ensure that it accomplishes our goals. During that review, the Compensation Committee considers, among other things, the non-binding vote of stockholders to approve executive compensation each year at the annual meeting, feedback received from stockholders as part of the Company’s stockholder engagement program, recommendations from the CEO and input from the Company’s independent compensation consultant.
For more information regarding the results of the stockholder vote to approve executive compensation from the 2021 annual meeting and the Compensation Committee’s 2021 stockholder outreach related to our compensation program, please see the Say-on-Pay Results and Management Responsiveness section.
CEO’s Role in Our Compensation Program
With the approval of the Compensation Committee, the CEO obtains and reviews external market information (including that received from the Compensation Committee’s independent compensation consultant, as more fully described below) to determine if the Company is offering competitive compensation packages to our NEOs and to recommend any adjustment to the compensation levels when necessary. The CEO also considers both the Company’s and the officer’s performances during the year, including whether the officer served in an expanded role at the Company. The CEO provides recommendations to the Compensation Committee regarding the compensation levels for our existing officers and our compensation program as a whole (except regarding his own compensation).
While the Compensation Committee gives considerable weight to the CEO’s input on compensation matter, it applies its own analysis and judgment before making a recommendation to the Board of Directors. The Board of
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Directors considers the recommendations of the Compensation Committee but has the final decision-making authority on all executive compensation matters.
Independent Compensation Consultant Role in Our Compensation Program and Conflicts of Interest Analysis
The Compensation Committee Charter grants the Compensation Committee the authority, to the extent it deems appropriate, to retain one or more compensation consultants to assist in the evaluation of director and executive compensation. The Compensation Committee’s objective when engaging an independent consultant is to assess our level of competitiveness for executive-level talent and provide recommendations for attracting, motivating and retaining key employees, including identifying industry-best practices. The Compensation Committee has the sole authority to retain and terminate any such consulting firm and to approve the firm’s fees and other retention terms. The Company provides appropriate funding as determined by the Compensation Committee, for payment of compensation to any consulting firm or other advisers employed by the Compensation Committee.
The Compensation Committee elected to engage Willis Towers Watson (“WTW”) to serve as its independent compensation adviser beginning August 14, 2019. In 2019, WTW undertook a comprehensive review of our compensation program. WTW assisted the Compensation Committee in reviewing our executive compensation program and providing comparative market data and trends on compensation practices and programs based on an analysis of our peer companies. The Compensation Committee anticipates continuing to utilize WTW as its independent compensation consultant throughout 2022.
WTW provides a very small amount of nonexecutive compensation consulting services. The Compensation Committee considered the relationships that WTW had with the Company, the members of the Compensation Committee and our executive officers, as well as the polices that WTW has in place to maintain their independence and objectivity, and determined that no conflicts of interest arose from the work performed by WTW.
Peers, Benchmarking and Developing Performance Metrics
The Compensation Committee engages with the independent compensation consultant to develop the competitive assessment of NEO compensation on an annual basis, which includes benchmarking our NEO compensation against a compensation peer group as well as relevant industry specific compensation surveys. We seek to make the total target NEO compensation near the median of this compensation peer group with the understanding that there may be individual variation. For information on the data sources and the peer group used in 2021, see the 2021 Executive Compensation Program on page 54. We utilize a different peer group for the purposes of the performance metrics for our performance unit awards. The Compensation Committee believes this is beneficial as the performance unit award peer group represents a much larger market based investment group while the compensation peer group represents the most analogous companies competing for talented employees. To see the performance unit award peer group for the 2019, 2020 and 2021 performance unit awards, see page 77 following our Outstanding Equity Awards at 2021 Fiscal Year End Table. The Compensation Committee monitors the appropriateness of both peer groups closely, and with the assistance of an independent compensation consultant, annually reviews both peer groups for the possible addition or removal of companies.
Additionally, the Compensation Committee and the Board, with the assistance of the independent compensation consultant, determine the performance metrics we use in our compensation program for both short-term and long-term incentive awards. The Compensation Committee reviews all performance metrics annually to make sure they appropriately incentivize our NEOs and employees to execute the short-term goals and long-term strategies important to the Company’s success and the creation of value for its stockholders. In setting the performance metrics, the Compensation Committee also takes into account prior performance on similar metrics and establishes future goals based; in part, on prior performance. For more information on the establishment of the 2021 performance metrics, see the 2021 Executive Compensation Program.
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Risk Assessment
The Compensation Committee and management have reviewed our compensation policies as generally applicable to our employees and believe that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.
Our compensation philosophy and culture support the use of salary, short-term incentive cash awards and long-term incentive equity and cash compensation throughout our organization and with all levels of employees. In addition, the following specific factors, in particular, reduce the likelihood of excessive risk-taking:
•
Our overall compensation levels are competitive with the market; and

•
Our compensation mix is balanced among (i) fixed components such as salary and benefits, (ii) short-term incentive cash awards and (iii) long-term incentive equity and cash awards that reward our employees based on long-term overall financial performance and operational measures.

We believe our historical compensation programs did not, and our current compensations programs do not, encourage excessive and unnecessary risk taking by NEOs (or other employees) because of its focus on the Company’s performance with only some consideration given to individual performance. The Compensation Committee will continue to monitor the compensation program to discourage excessive and unnecessary risk-taking.
Additionally, the Compensation Committee manages risk by establishing equity ownership guidelines and prohibiting hedging our stock or using it as collateral for any purpose.
Equity Ownership Guidelines
The Compensation Committee recommended, and the Board approved, stock ownership guidelines for the NEOs to further align the interest of our NEOs with those of our stockholders. Individuals have five years from their hire, promotion or appointment date to reach the following stock ownership guidelines (as a multiple of salary rate):
Stock actually owned and stock awarded under restricted stock awards are included for purposes of satisfying these guidelines. No stock potentially exercisable under stock option awards is included. The value of the stock used for calculation of compliance with these requirements shall be the higher of (i) value at the date of grant and (ii) market value. In 2021, all of our NEOs satisfied the stock ownership guidelines.
Name	Multiple of Base Salary Required	Compliance Status
Jason Pigott	5x	In compliance
Bryan Lemmerman	2x	In compliance
Karen Chandler	2x	In compliance
Mark Denny	2x	In compliance
Policies Against Hedging and Pledging Stock
Our Insider Trading Policy prohibits our directors, NEOs and employees from engaging in hedging transactions designed to hedge or offset a decrease in market value of such person’s common stock in the Company. We prohibit such conduct to ensure our directors and officers have the same objectives as the Company’s other stockholders by remaining exposed to the full risks of ownership of Company stock.
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In addition, our directors and NEOs may not hold their Company securities in a margin account and may not, without prior approval and in very limited circumstances, pledge Company securities as collateral for any other loan. The only exception to the prohibition on pledging securities may exist in the case of a non-margin loan where the director or officer was clearly able to demonstrate the financial ability to repay the loan without resort to the pledged securities, and only if such pledge was pre-approved by our General Counsel. No shares owned by our directors or NEOs are currently pledged.
Tax and Accounting Implications
The Compensation Committee considers the tax and accounting implications in determining the elements of the Company’s compensation program. Section 162(m) of the Internal Revenue Code of 1986, as amended (the" Code"), generally limits the deductibility of annual compensation paid to a “covered employee” to $1 million. As of January 1, 2018, the definition of “covered employee” includes the named executive officers and certain former named executive officers of a Company. Despite this limit, the Compensation Committee may determine that it is in the Company’s best interests to provide for compensation that is not deductible.
2021 EXECUTIVE COMPENSATION PROGRAM
Benchmarking and Peer Group
During the Fall of 2020, we conducted our annual compensation peer group review process to identify and update potential peer companies for the 2021 compensation program. The Compensation Committee considers both survey data and peer data when evaluating the competitiveness of the NEO’s target compensation. For 2021, the Compensation Committee approved the independent compensation consultant’s use of the following data as part of its annual efforts to develop a competitive assessment of NEO pay:
•
WTW’s 2020 Southwest Energy Survey Group;

•
WTW’s 2020 Oil and Gas compensation survey;

•
WTW’s 2020 General Industry compensation survey;

•
Mercer’s 2020 Oil & Gas compensation survey;

•
Mercer’s 2020 MTCS/ General Industry survey; and

•
Proxy data of public companies in our peer group.

The peer group is developed using a combination of objective and subjective criteria. We identify potential peers through the following objective criteria:
•
Publicly-traded companies listed on a major U.S. exchange that have not had a bankruptcy or de-listing in the last 3 years;

•
Relevant 8-digit Global Industry Classification Standard code—Oil and Gas Exploration and Production; and

•
Companies with revenues that are similar to Laredo’s revenues (e.g., approximately 0.5x to 2.5x Laredo’s last twelve month (“LTM”) revenue at the time the peer group decision making process occurred).

To the list of companies generated by the objective criteria, we review additional subjective criteria including:
•
Business and product description;

•
Direct competitors for executive talent;

•
Comparable ownership structure;

•
Operations within a specific region;

•
Gas versus crude production focus;

•
Proxy advisor peer groups;

•
Stockholder input, if any; and

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•
EBITDA, Total Assets, Market Capitalization/Enterprise Value and total shareholder return performance.

The Compensation Committee aims for Laredo’s revenue to be within the 40th to 60th percentiles of the peer group, recognizing that this may not be possible in every year. Based on this review, the Committee approved the following peer group:
2021 Compensation Peer Group*
• Bonanza Creek Energy, Inc.	• Magnolia Oil & Gas Corporation	• Penn Virginia Corporation
• Callon Petroleum Company	• Matador Resources Company	• SM Energy Company
• Centennial Resource Development, Inc.	• Murphy Oil Corporation	• Talos Energy, Inc.
• Comstock Resources, Inc.	• Northern Oil and Gas, Inc.	• Cimarex Energy Co.
• Contango Oil & Gas Company	• PDC Energy, Inc

*
This peer group was used to develop competitive market data in November 2020 to inform the 2021 executive compensation decisions. The Compensation Committee adjusts the compensation peer group on an annual basis to add or remove companies due to size, revenue, geographic basin, bankruptcies and mergers.

We strive to develop a sizeable group of peers that are comparable to Laredo in line of business and size. While the Compensation Committee believes that it is difficult to select an appropriate size peer group due to the competitive environment and unique services provided by the Company, the Compensation Committee believes the companies identified were the best and most appropriate companies for benchmarking compensation levels in November 2020 for the 2021 Compensation Program.
As part of our compensation philosophy and design, we seek to make the total target NEO compensation near the median of our compensation peer group with the understanding that there may be individual variation.
We utilize a separate peer group for the performance metrics in our performance unit awards. The Compensation Committee believes this is beneficial as the performance unit award peer group represents a much larger market-based investment group while the compensation peer group represents the most analogous companies competing for talented employees. To see the performance unit award peer group for the 2019, 2020 and 2021 performance unit awards, see page 77 following our Outstanding Equity Awards at 2020 Fiscal Year-End Table. To see the performance unit award peer group approved for the 2021 performance unit awards, see the Material Changes for 2022 Executive Compensation section of this Compensation, Discussion and Analysis.
Salary Rate
Salary rates are structured to reflect each of our named executive officers’ skills, responsibilities, experience, tenure and contributions to the Company. Salary rates are typically reviewed annually and adjusted, if warranted, in the first quarter of each year. Annual salary adjustments are based on a subjective analysis of several individual factors, including:
•
the strategic impact of the officer’s position;

•
the potential future contribution of the officer; and

•
the actual performance of the officer during the previous year.

In addition to the individual factors listed above, we also take into consideration our overall business performance and implementation of Company objectives. As with the other components of our compensation program, we review industry trends and the salary rates of our peers as well. While these factors generally provide context for making salary decisions, salary rate decisions do not depend directly on attainment of specific goals or performance levels and no specific weighting is given to one factor over another.
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EXECUTIVE COMPENSATION MATTERS

The following table presents the salary rates for our NEOs in 2020 and 2021.
Name	2020 salary rate(1) ($)	2021 salary rate(1) ($)	Percent change
Jason Pigott	720,000	720,000	—%
Bryan Lemmerman	440,000	440,000	—%
Karen Chandler	450,000	470,000	4%
Mark Denny	325,000	350,000	8%

(1)
See the Summary Compensation Table on page 69 for amounts earned.

PERFORMANCE-BASED AND VARIABLE COMPENSATION
Annual STIP Awards
To incentivize and recognize achievements throughout the year, each NEO and Company employee is given an STIP target percentage, which is a percentage of his or her salary. If the Company meets certain performance metrics throughout the year, the Company will pay STIP awards. STIP target percentages vary by NEO based on differing job classifications and responsibilities, and the Compensation Committee compares each percentage to similar positions in the market and our peer companies.
The following table presents the STIP target percentages for our NEOs in 2020 and 2021.
Name	2020 STIP target percentage(1)	2021 STIP target percentage(1)
Jason Pigott	110%	110%
Bryan Lemmerman	90%	90%
Karen Chandler	85%	90%
Mark Denny	85%	85%

(1)
See the Summary Compensation Table on page 69 for amounts earned.

The Compensation Committee sets the objective performance metrics that the Company must meet to receive an STIP award. Each metric is evaluated independently with threshold, target and maximum goals established for each. No payout is earned for a metric that fails to meet a minimum performance threshold. A 50% payout is earned for a metric that meets the minimum threshold, a 100% payout is earned for a metric that meets target and a maximum of 200% payout is earned for a metric that meets or exceeds the maximum goal (with payout linearly interpolated for performance that falls between the goals). The Compensation Committee recommends and the Board approves any STIP award amount based on performance metrics (weighted 70%) as well as the Compensation Committee’s subjective assessment of the Company’s overall strategic performance in other areas (weighted 30%). Historically, the Compensation Committee has rarely increased the STIP payout percentage based on its subjective assessment of the Company’s overall strategic performance above the objective criteria level.
The Company determines an individual award by taking the salary earned during the performance year multiplied by the individual STIP target percentage, the result of which is then multiplied by the Company STIP payout percentage, the result of which may then be adjusted for individual performance. The Compensation Committee considers individual adjustments for our named executive officers after receiving input provided by the CEO regarding both Company performance in other areas, as well as individual performance factors such as leadership, commitment, motivational effect, level of responsibility and overall contribution to Laredo’s success (provided that the Compensation Committee solely determined the CEO’s STIP award).
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Although our STIP award includes objective performance metrics, our Compensation Committee has the ultimate discretion to recommend to the Board of Directors whether to award any, and the amount of, STIP awards.
The Compensation Committee, in conjunction with our independent compensation consultant, recommended, and the Board approved, moving from seven performance metrics for the 2020 STIP to five performance metrics for the 2021 STIP. The following performance metrics used in 2020 were removed: (1) Cash Cost Control per BOE and, (2) Net Debt to Adjusted EBITDA. These two metrics were dropped to focus our incentives less on growing production and more on value generation.
The five performance metrics for the 2021 STIP are as follows:
1.
Environmental.

A.
Spill Severity Rate.   The metric measures the reduction in volumes of reportable releases and supports our overall Company strategy of managing our risks to operate in a sustainable manner. The Board believes spill severity is something the Company can heavily influence to manage our environmental impact. For 2020, the Company met the stretch target for this metric. The minimum threshold for 2021 for this target was based off of our actual results for the year end 2020.

B.
Air Stewardship.   The metric measures the reduction in natural gas flared or vented and supports our overall Company strategy of managing our risks to operate in a sustainable manner. The Board believes air stewardship is something the Company can heavily influence to manage our environmental impact. For 2020, the Company met the stretch target for this metric. The minimum threshold for 2021 for this target was based off of our actual results for the year end 2020.

2.
Drilling Rate of Return (“ROR”).   This was a performance metric used by the Company in 2019 and 2020, and for 2019 and 2020, we met the minimum threshold, but not the target goal. The Compensation Committee used the same metric for 2021, but increased the minimum threshold, target and stretch targets. The metric supports our overall strategy of optimizing our assets.

3.
Free Cash Flow.   This was a performance metric used in 2020 in support of the Company’s overall strategy to optimize assets and manage risks. For 2020, The Company met the stretch target for this metric. For 2020, the target and stretch goals were increased 5x over 2x, respectively.

4.
Lease Operating Expense per BOE.   This was a new performance metric added in support of the Company’s overall strategy to optimize assets with a low cost structure. This metric replaced the metric used in 2020 measuring cash costs control per BOE.

5.
Gross Inventory Added with a Minimum 25% Drilling ROR.   This was a performance metric added to further align with the Company’s overall strategy to seek high margin inventory. For 2020, the Company failed to meet the required target.

For 2021, of the Company’s five objective performance metrics, it exceeded its targets on four performance metrics (Environmental, Gross Inventory Added, Free Cash Flow and Lease Operating Expense per BOE) and was below the minimum threshold on one performance metric, Drilling Rate of Return.
The Company’s 2021 performance qualified for a potential STIP payout percentage of 148%.
Each objective 2021 STIP performance metric and its minimum threshold, target, stretch target and relative weighting, together with its actual results from the Company’s 2020 performance, is indicated in the table below.
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2021 STIP Update Normalized to Laredo Performance Before 2021 M&A Activity
		Targets & Weighting				2021 Results
	2020 Results	Minimum Threshold	Target	Stretch Target	Relative Weighting	2021 Results	Metric Payout	Core Focus Are
Spill Severity Rate(1)	28.7	28.7	27.3	25.8	7.5%	8	200%	Environmental Operational
Air Stewardship(2)	7,125	7,125	6,769	6,413	7.5%	3,698	200%	Environmental Operational
Drilling Rate Of Return(3)	30%	30%	35%	42%	20%	27%	0%	Operational
Free Cash Flow ($MM)(4)	$9	$0	$25	$60	20%	$50	172%	Operational Financial
Lease Operating Expense per BOE(5)	$2.55	$3.20	$3.10	$2.90	15%	$2.99	158%	Operational
Gross Inventory Added with 8 minimum 25% Drilling ROR (Well Count)(6)	15	60	90	180	30%	282	200%	Operational Financial
Performance Metric Results		50%	100%	200%	100%		148%

(1)
Reportable Spill Severity Rate:   The Reduction in volumes of net reportable releases (bbls oil/water released per 1MM bbls oil/water handle) vs. 2020 actuals of 28.7 bbl/1 MM bbl/1 handled. Net reportable releases is the sum of total reportable releases less 25% of those reportable releases that were recovered.

(2)
Air Stewardship:   The reduction in mcf flared or vented per bcf produced vs. 2020 actual of 7.125 mcf/cf produced.

(3)
Drilling Rate Of Return:   The discount rate at which the total net cash flows equal zero for the 2021 development program. The 2021 development program is defined as all operated wells that have first oil production between November 1, 2020—October 31, 2021. Cash flows are calculated using a flat $60/$2.75 index price (WTI(HH). Basis and non basis deducts are held flat for all years. Capital calculation will use actuals for wells with greater than 90 days of oil production. Wells with less than 90 days of oil production will use either actuals or lookback, which is greater.

(4)
Free Cash Flow:   Consolidated earnings before interest, taxes, depreciation, amortization and exploration expense ("EBITDAX") less interest expense less cash costs incurred, excluding acquisitions, changes in working capital, and non-cash charges. The calculation of Free Cash Flow for the 2022 STIP performance metric differs from the non-GAAP financial measure of Free Cash Flow as disclosed in the 2021 Annual Report. Free Cash Flow presented here differs from results shown on page 64 due to normalization of our performance prior to 2021 M&A activity.

(5)
Lease Operating Expense per BOE:   $ LOE/BOE inclusive of workovers, G&A allocations, etc., excluding non-cash items.

(6)
Gross Inventory Added with a Minimum 25% Rate of Return (Well Count):   Gross operated inventory added via acquisitions or improved economics that meet or exceeds a minimum rate of return of 25% inclusive of acquisition costs. Rate of return is the discount rate at which the net cash flows equal zero. To qualify as inventory. Wells must have an after pay-out gross working interest of 50% or greater. Cash flows are calculated using a flat $50/$2.75 index price for organic growth and strip pricing at signing date for acquisitions (WTI/HH). Basis and non-basis deducts are held flat for all years. Capital estimates will use (in descending priority order) AFE or the representative budget estimate for the formation and lateral length.

Separate from the 2021 STIP performance metric is a 5% bonus award in the event the Company completes 2021 with zero employee recordable injuries.
Employee Recordable Injuries:   Zero employee recordable injuries vs 2020 actual of 2 employee recordable injuries.
In addition, the Compensation Committee may make individual adjustments after considering (i) Company performance in other areas as well as individual performance factors such as leadership, commitment, motivational effect, level of responsibility and overall contribution to the Company’s success, and (ii) the recommendation of the CEO, other than for himself. After such review and discussion the Compensation Committee did not exercise discretion to change the STIP payout for the CEO or any of our NEOs.
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In recognition of the strong performance by the Company and the challenges overcome during 2021, the Compensation Committee and Board approved a partial payment in cash equal to 75% of target of the 2021 STIP in December 2021 to all Company employees, including our NEOs. This payment was made as an acknowledgment of the strong Company performance during the year. The remaining 73% of target bonus for the 2021 STIP amounts were paid to our NEOs in cash on February 25, 2022 and are shown in the chart below and reported in the Summary Compensation Table in the “Cash awards” column.
Name	2021 STIP salary	2021 STIP target percentage	2021 STIP target value	Award payout	Approved percent payout to target
Jason Pigott	720,000	110%	792,000	1,172,160	148%
Bryan Lemmerman	440,000	90%	396,000	586,080	148%
Karen Chandler	466,154	90%	419,539	620,917	148%
Mark Denny	345,192	85%	293,413	434,252	148%
LTIP Awards
To prioritize retention and long term goals of the Company, each NEO and employee is given an LTIP target percentage, which is a percentage of his or her salary, and a grant of Company long-term awards in accordance with that percentage. For our NEOs, the Company’s LTIP grant consists of 50% restricted stock and 50% performance unit awards. The applicable vesting periods and restrictions for the restricted stock and applicable performance period and performance metrics for the performance share units are set forth below. By tying a significant portion of our compensation directly to the performance of our common stock, we align the interests of our NEOs with those of our stockholders. LTIP grants are generally awarded in the first quarter following our Board meeting and the filing of our Annual Report on Form 10-K.
The following table presents the LTIP target percentages of salary for our NEOs in 2020 and 2021.
Name	2020 long-term incentive target percentage(1)	2021 long-term incentive target percentage(1)
Jason Pigott	485%	485%
Bryan Lemmerman	350%	350%
Karen Chandler	450%	415%
Mark Denny	231%	231%

(1)
The LTIP target percentage is a percentage of salary rate. See the Summary Compensation Table on page 69 for amounts earned.

The value of the long-term incentive awards to be granted was determined by taking the LTIP target percentage multiplied by the most recent salary rate prior to the grant date (“Grant Value”). The total number of both the shares of stock and performance units granted were calculated by dividing the Grant Value by the average closing price of our stock for the 10 trading days ended February 25, 2021 for an average closing stock price of $35.40. The grant date, number of shares of restricted stock, number of performance units and grant date fair values are presented in the following table.
The grant date fair values were computed in accordance with FASB ASC Topic 718 as described in Note 9 to our audited consolidated financial statements in our 2021 Annual Report, and not the Grant Value.
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		Restricted stock(1)		Performance units(2)
Name	Grant date	Shares of stock (#)	Grant-date fair value ($)	Units (#)	Grant-date fair value ($)
Jason Pigott	3/9/2021	49,322	1,709,501	49,322	2,298,898
Bryan Lemmerman	3/9/2021	21,751	753,890	21,751	1,013,814
Karen Chandler	3/9/2021	27,549	954,848	27,549	1,284,059
Mark Denny	3/9/2021	11,419	395,783	11,419	532,240

(1)
The restricted stocks’ grant-date fair value is computed in accordance with FASB ASC Topic 718 and is determined based on the closing price of our common stock on the NYSE on March 9, 2021, which was $34.66 per share. These shares vest 33%, 33% and 34% on a time basis per year beginning on the first anniversary date of the grant.

(2)
The combined $46.61 per unit grant-date fair value was computed in accordance with FASB ASC Topic 718 and consists of (i) $58.56 per unit grant-date fair value, determined utilizing a Monte Carlo simulation, for the 50% PSU Matrix Component and (ii) $34.66 per unit grant-date fair value, for the 25% EBITDAX/Total Debt Component and 25% Inventory Growth Component determined based on the closing price of our common stock on the NYSE on March 9, 2021. These performance units will be settled in cash, have a three-year cliff vest and a performance period of January 1, 2021 to December 31, 2023. See page 71 for additional information on these performance units.

Restricted shares will vest and the transfer restrictions thereon will lapse ratably, over three years. The restricted shares of our common stock are subject to forfeiture until vested. Each recipient will forfeit his or her unvested shares if the recipient’s employment is terminated by us for any reason or if the recipient resigns (in either case, other than for death or disability). This vesting schedule is comparable to those utilized by the peer group and will assist us in attracting new talent and retaining existing personnel.
Performance unit awards granted in 2021 will vest in the first quarter of 2024 following a three-year performance period from 2021 to 2023 if the Company meets the performance thresholds established by the Compensation Committee. Each recipient will forfeit his or her performance unit awards if the recipient’s employment with us is terminated by the Company for any reason or if the recipient resigns (in either case, other than for death or disability). If the employment is terminated due to death or disability, the recipient is entitled to receive a prorated performance unit grant. Generally, grants of performance unit awards will be made in the first quarter of each year, when our results of operations for the previous year have generally been determined and when our Compensation Committee is normally meeting to discuss short-term incentive payouts based on the prior year results.
2019 to 2021 Performance Unit Award Payout Results
The performance unit awards granted on February 28, 2019 and June 3, 2019 had a performance period of January 1, 2019 to December 31, 2021 and vested in the first quarter of 2022. We determined the payout to be 107% based on three performance metrics:
1.
25% weighting on relative three year total shareholder return comparing the Company’s shareholder return to the shareholder return of the selected peer group (“RTSR Performance”),

2.
25% weighting on absolute three-year total shareholder return (“ATSR Appreciation”) and

3.
50% weighting on three-year return on average capital employed (“ROACE”).

Below are tables that summarize the thresholds for each performance metric. All points between the respective levels will be interpolated and the RTSR Factor, ATSR Factor and ROACE Factor will be adjusted accordingly.
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The 2019 performance unit awards resulted in an RTSR Performance of 62nd percentile compared to the peer group, an ATSR Appreciation of (16%) and an ROACE of 26%, which translates into an RTSR Factor, ATSR Factor and ROACE Factor of 105%, 0% and 161%, respectively, and together, a Performance Multiple of 107%.
See page 77 for the performance unit award peer group used for the 2019 Performance Unit Awards.
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Other Benefits
Each NEO is also eligible for the below listed benefits from the Company.
HEALTH AND WELFARE BENEFITS
Our NEOs are eligible to participate in all of our employee health and welfare benefit plans on the same basis as other employees (subject to applicable law). These plans include life, medical, vision and dental insurance, dependent care flexible spending account, medical flexible spending account or health savings account, as well as short and long-term disability benefits. These benefits ensure that we are able to competitively attract and retain officers and other employees. This is a fixed component of compensation, and these benefits are provided on a non-discriminatory basis to all employees.

RETIREMENT BENEFITS
Our NEOs also participate in our defined contribution plan under Code Section 401(k), on the same basis as our other employees. The plan allows eligible employees to make contributions up to 100% of their annual compensation, not to exceed annual limits established by the federal government. We make matching contributions in cash of up to 6% of an employee’s eligible compensation and may make additional discretionary contributions in the form of cash. For our NEOs, we do not have a deferred benefit pension plan or non-qualified deferred compensation.

PERQUISITES
We believe that the total mix of compensation and benefits provided to our executive officers is currently competitive and, therefore, perquisites do not play a significant role in our executive officers’ total compensation. Nevertheless, Laredo provides limited perquisites and benefits to its officers, including an annual physical, information technology assistance and monthly dues at a downtown lunch/dinner club.
A Charitable Matching Gift Program is offered to all Laredo employees and members of our Board of Directors. This program is a way the Company can support employees and board members in their efforts to give back to the communities in which they work and live. The Company will match dollar-for-dollar contributions made by employees or members of our Board of Directors, up to $1,000 per calendar year. Gifts will only be matched if they are requested for organizations eligible under Section 501(c)(3) of the Code. The minimum contribution that will be matched is $100 per calendar year. In order for the Company to provide the matching gift, there can be no direct benefit, reward or consideration to the employee or board member when making the donation.

STOCK OPTIONS
For 2018, 2019, 2020 and 2021, no stock options were granted to our NEOs. Stock options provide the opportunity to purchase our stock at a price that is fixed on the grant date. We consider stock options a form of performance-based compensation. If our stock price does not increase, then these stock options will have no economic value. Pursuant to the Equity Incentive Plan, the exercise price for each stock option is the closing price of a share of common stock on the NYSE on the grant date. The previously granted stock option awards typically vest ratably over four years. We believe that this vesting schedule is comparable to those utilized by our peer group. The unvested portion of a stock option award will expire upon termination of employment of the optionee, and the vested portion of a stock option award will remain exercisable for (i) one year following termination of employment by reason of the optionee’s death or disability or (ii) 90 days for any other reason, other than for cause. Both the unvested and vested (but unexercised) portion of a stock option award will expire upon the termination of the optionee’s employment by us for cause. Unless sooner terminated, the stock option award will expire if and to the extent it is not exercised within 10 years from the date of the grant.

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MATERIAL CHANGES FOR 2022 EXECUTIVE COMPENSATION
As part of its annual compensation review, the Compensation Committee, with the assistance of WTW, reviewed the peer group used to benchmark our compensation structure. The Compensation Committee adjusts the compensation peer group on an annual basis to add or remove companies due to size, revenue, geographic basin, bankruptcies and mergers. Our Compensation Committee and Board reviewed and discussed these recommendations and ultimately adopted the below peer group used to benchmark our 2022 compensation structure.
2022 Compensation Peer Group*
• Bonanza Creek Energy, Inc.	• Magnolia Oil & Gas Corporation	• SM Energy Company
• Callon Petroleum Company	• Matador Resources Company	• Talos Energy, Inc.
• Centennial Resource Development, Inc.	• Murphy Oil Corporation
• Cimarex Energy Co.	• Northern Oil and Gas, Inc.
• Comstock Resources, Inc.	• PDC Energy, Inc.
• Contango Oil & Gas Company	• Penn Virginia Corporation

*
This peer group was used to develop competitive market data in the fall of 2021 to inform the 2022 executive compensation decisions.

Base Salary
Following an extended review of data provided by WTW with respect to target pay elements of our peer group, our Compensation Committee and our Board elected to increase the salary rates for 2022 for NEOs as indicated in the below table. The increases in the salaries for the NEOs are to better align their salary rates to our 2022 compensation peer group and reflect the overall macro-economic effects of wage inflation. Following these changes each of our NEOs remain within 7% of the 50th percentile for their respective positions for our 2022 compensation peer group.
Name	2021 salary rate ($)	2022 salary rate ($)	Salary rate percentage change
Jason Pigott	720,000	775,000	7.6%
Bryan Lemmerman	440,000	475,000	8.0%
Karen Chandler	470,000	485,000	3.2%
Mark Denny	350,000	375,000	7.1%
2022 STIP Target Percentages
Following consultation with WTW, our Compensation Committee determined not to change the individual STIP target percentages for our NEOs for the 2022 calendar year performance with the exception of our Chief Executive Officer, who received a 13.6% increase to his STIP target percentage for 2022 as indicated in the below table. The 13.6% increase to Mr. Pigott’s STIP target percentage is to better align his STIP target percentage between the 50th and 75th percentiles of our 2022 compensation peer group.
Name	2021 STIP target percentage(1)	2022 STIP target percentage(1)	STIP target percentage charge
Jason Pigott	110%	125%	13.6%
Bryan Lemmerman	90%	90%	—%
Karen Chandler	90%	90%	—%
Mark Denny	85%	85%	—%

(1)
The STIP target percentage is a percentage of salary rate.

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2022 STIP Performance Metrics
For 2022, following review by our independent compensation consultant, our Compensation Committee recommended and the Board approved the objective STIP performance metrics and relative weightings reflected in the table below. Of the six performance metrics used in 2021, three will be used again in 2022 with slight modification (including the addition of two safety criteria under the Environmental metric) and revised targets (Environmental, Free Cash Flow and Gross Inventory Added with a minimum 25% Drilling Rate of Return). The Lease Operating Expense per BOE metric was replaced by Cash Cost per BOE which the Compensation Committee felt is a more inclusive metric to track overall costs per unit of production than Lease Operating Expense per BOE. The Drilling Rate of Return metric was replaced by Operating Base Performance, BOPD and Operating Wedge Performance, Cum Type Curve BOPD which the Compensation Committee believe help incentivize management to efficiently operate its newly purchased and legacy assets.
The objective 2022 STIP performance metric results continue to establish 70% of the total STIP payout percentage, while the remaining 30% is subjectively determined by the Compensation Committee considering the Company’s overall strategic performance in other areas.
2022 STIP performance metric	2021 Results	Minimum Threshold	Target	Stretch Target	Relative weighting
Environmental and Safety
Spill Intensity(1)	0.0172	0.040	0.030	0.015	5.0%
Air Stewardship(2)	7,850	6,300	5,900	5,500	5.0%
Contractor plus Employee TRIR(3)	1.44	0.65	0.44	0.00	5.0%
Employee DART(4)	1.22	0.35	0.2	0.00	5.0%
Operated Base Performance, BOPD(5)	—	-2.5%	0.0%	3.0%	10.0%
Operated Wedge Performance, CUM Type Curve BOPD(6)	—	-6.5%	0.0%	8.0%	10.0%
Cash Cost per BOE(7)	$6.88	$7.94	$7.70	$7.39	15.0%
Free Cash Flow (MM)(8)	$11	$200	$300	$400	20.0%
Gross Inventory Added with a minimum 25% Drilling ROR (Well Count)(9)	282	60	90	180	25.0%

(1)
Spill Intensity: Gross operated barrels of produced liquids (both crude and produced water) released per thousand barrels of gross operated combined liquid production outside of all secondary containment.

(2)
Air Stewardship: Mcf flared or vented per bcf produced from operated properties owned by Laredo as of 12/31/2021.

(3)
Contractor Plus Employee TRIR: Total number of employee and contractor recordable injuries x 200,000 over the total number of hours worked by employees and contractors.

(4)
Employee DART: Total number of recordable injuries and illnesses that caused a worker to be away, restricted, or transferred x 200,000 over the total number of hours worked by all employees.

(5)
Operated Base Performance: Actual 2022 net operated oil production from base producing wells measured as the average percentage over / under the forecast supporting the Board of Directors approved 2022 Budget. Base producing well set is defined as any well having first oil production prior to 11/1/2021.

(6)
Operated Wedge Performance: The average gross cumulative oil production of the 2022 development program measured as the average percentage over / under the forecast supporting the Board of Directors approved 2022 Budget. Wedge producing well set is defined as any well having first oil production between 11/1/2021 and 10/31/2022.

(7)
Cash Cost per BOE: Lease operating expense, general and administrative expense excluding LTIP (long-term incentive plan), transportation expense, minimum volume payments (MVC), 3rd party purchased oil (gain) loss and midstream (gain) loss per barrel of oil equivalent. Lease operating expense is inclusive of workovers, G&A allocations, and excludes non-cash items.

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(8)
Free Cash Flow: Consolidated EBITDAX less interest expense and incurred capital expenditures, excluding acquisitions, changes in working capital and non-cash charges. The calculation of Free Cash Flow for the 2022 STIP performance metric differs from the non-GAAP financial measure of Free Cash Flow as disclosed in the 2021 Annual Report.

(9)
Gross Inventory Added: Gross inventory added via acquisitions or improved economics on existing acreage that meets or exceed the minimum drilling rate of return of 25%.

2022 LTIP Target Percentage
Following consultation with WTW, our Compensation Committee decided to change the individual LTIP target percentages for our NEOs for the 2022 calendar year performance as indicated in the below table. For the Chief Executive Officer, his LTIP target percentage was increased by 6.4% to better align his LTIP target to approximately the 50th percentile of our 2022 compensation peer group. The Chief Financial Officer’s LTIP target percentage was increased by 7.1% to better align his LTIP target to approximately the 50th percentile of our 2022 compensation peer group. The 3.1% reduction to Dr. Chandler’s LTIP target percentage is to better align her LTIP target percentage to approximately the 50th percentile of our 2022 compensation peer group. The General Counsel’s LTIP target percentage was increased by 8.2% to better align his LTIP target to approximately the 50th percentile of our 2022 compensation peer group.
Name	2021 long-term incentive target percentage(1)	2022 long-term incentive target percentage(1)	LTIP target percentage change
Jason Pigott	485%	516%	6.4%
Bryan Lemmerman	350%	375%	7.1%
Karen Chandler	415%	402%	(3.1)%
Mark Denny	231%	250%	8.2%

(1)
The LTIP target percentage is a percentage of salary rate.

2022 LTIP Awards
The number of shares of restricted stock and performance units granted on February 22, 2022 to our NEOs are presented below. These grants were calculated based on the average closing price of our common stock for the 10 trading days ending on the day before the Board meeting held on February 16, 2022. This 10-day average closing price was $69.42.
		Restricted stock(1)		Performance units(2)
Name	Grant date	Shares of stock (#)	Grant-date fair value ($)	Units (#)	Grant-date fair value ($)
Jason Pigott	2/22/2022	28,810	$1,930,846	28,810	$2,585,986
Bryan Lemmerman(3)	2/22/2022	27,235	$1,825,290	12,830	$1,151,621
Karen Chandler	2/22/2022	14,045	$941,296	14,045	$1,260,679
Mark Denny	2/22/2022	6,763	$453,256	6,763	$607,047

(1)
The restricted stocks’ grant-date fair value is computed in accordance with FASB ASC Topic 718 and is determined based on the closing price of our common stock on the NYSE on February 22, 2022, which was $67.02 per share. These shares vest 33%, 33% and 34% on a time basis per year beginning on the first anniversary date of the grant.

(2)
The combined $89.76 per unit grant-date fair value was computed in accordance with FASB ASC Topic 718 and consists of (i) $112.49 per unit grant-date fair value, determined utilizing a Monte Carlo simulation, for the (50%) PSU Matrix Component and (ii) $67.02 per unit grant-date fair value, determined based on the closing price of our common stock on the NYSE on February 22, 2022, for the (20%) EBITDAX/Total Debt Component, (15%) Inventory Growth Component and (15%) ESG Component. These performance units will be settled in shares, have a three-year cliff vest and a performance period of January 1, 2022 to December 31, 2024. See page 66 for additional information on these performance units.

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(3)
Mr. Lemmerman received a one-time retention grant of 14,405 shares of restricted stock, also granted on February  22, 2022 which will cliff-vest at the end of the third anniversary of the grant date.

2022 Performance Unit Award Performance Metrics and Peer Group
The performance unit awards granted in 2022 have a performance period of January 1, 2022 through December 31, 2024. The Compensation Committee and the Board approved the performance unit award performance criteria as follows:
1.
50% weighting on a PSU Matrix, which has two components:

a.
Annual relative total shareholder return comparing the Company’s shareholder return to the shareholder return of the E&P companies listed in the Russell 2000 index listed in the below peer group table (“Relative TSR”).

b.
Annual absolute total shareholder return (“Absolute Return”).

(collectively the “PSU Matrix Component”). The PSU Matrix Component is calculated on the basis of the following matrix:
	Relative TSR (quartile)
		1st	2nd	3rd	4th
1-Year Absolute Return	<8%	75%	50%	25%	0%
	≥8% and <14%	100%	75%	50%	25%
	≥14% and <20%	200%	100%	75%	50%
	≥20%	250%	200%	100%	75%

2.
20% weighting on EBITDAX and three-year total debt reduction (“EBITDAX/Total Debt Component”).

3.
15% weighting on growth in inventory (“Inventory Growth Component”).

4.
15% weighting on emissions reduction targets related to progress toward our 2025 emissions reductions targets, as described on page 9 (“ESG Component”).

The Compensation Committee and Board believe the revised PSU performance metrics align with the Company’s strategy of minimizing risk by lowering debt and seeking high margin inventory to grow the Company all while operating our assets in an environmentally friendly manner. While understanding the need to reduce the emissions profile of our assets.
The below table shows the peer group used to measure the PSU Matrix Component for the 2022 performance unit awards.
Ovintiv Inc	California Resources Corp	Comstock Resources Inc
Chesapeake Energy Corp	Magnolia Oil Gas Corp	Ranger Oil Corp
Antero Resources Corp	Whiting Petroleum Corp	Berry
PDC Energy Inc	Oasis Petroleum Inc	Talos Energy Inc
Matador Resources	Callon Petroleum	Crescent Energy
Range Resources Corp	Civitas Resources Inc	W and T Offshore Inc
Murphy Oil Corp	Kosmos Energy Ltd	Earthstone Energy Inc
Southwestern Energy	Centennial Resource Development Inc	Falcon Minerals Corp
SM Energy	Northern Oil and Gas Inc	Highpeak Energy Inc
Denbury Inc	Brigham Minerals Inc	Riley Exploration Permian Inc
CNX Resources Corp	Tellurian Inc
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EMPLOYMENT, SEVERANCE OR CHANGE IN CONTROL AGREEMENTS
We do not currently maintain any long-term employment agreements. On November 9, 2011, the Company adopted the Laredo Petroleum, Inc. Change in Control Executive Severance Plan (as amended, the “Change in Control Plan”), which provides severance payments and benefits to our named executive officers and eligible persons with the title of vice president and above, as determined by our Compensation Committee. The policy provides an eligible participant with a lump-sum cash severance payment and continued health benefits in the event that the participant experiences a qualifying termination event within the 18-month period following the occurrence of a qualifying change in control event (“double trigger”). In the event that an eligible executive’s employment is terminated without cause by the employer or for good reason by the executive within the 18-month period following the occurrence of a change in control, the executive would become entitled to receive 100% (in the case of our Chief Executive Officer, 300%, and in the case of our other named executive officers, 200%) of the executive’s salary rate and 200% (in the case of our Chief Executive Officer, 300%, and in the case of our other named executive officers, 200%) of the executive’s target STIP cash bonus and prorated amount of such target STIP cash bonus for the fiscal year in which the change in control payment is triggered. In addition, the executive would receive Company-paid COBRA continuation coverage for up to 18 months following the date of termination. The policy contains a modified cutback provision whereby payments payable to an executive may be reduced if doing so would put the executive in a more advantageous after-tax provision than if payments were not reduced and the executive became subject to excise taxes under Section 4999 of the Code and loss of deduction under Section 280G of the Code. We believe these severance levels are comparable to those utilized by our peer group.
We believe that our Change in Control Plan, including its requirement of a “double trigger,” provides suitable incentive for our officers to remain with the Company in the event of a potential change in control through the consummation of any such transaction. We further believe such an incentive is to the benefit of our stockholders as well as any potential purchaser in connection with a change in control transaction, as it helps to ensure the continued operation and seamless transition of the Company prior to and through the conclusion of any such transaction. The compensation “multipliers” among the different categories of our officers were established based upon information provided by an independent compensation consultant regarding both our peer group and the industry in general.
Executive Severance Plan
In addition to the Change in Control Plan, on February 20, 2020, the Company adopted the Laredo Petroleum, Inc. Executive Severance Plan (as amended, the “Severance Plan”), which provides severance payments and benefits to our named executive officers and eligible persons with the title of vice president and above, as determined by our Compensation Committee. The Severance Plan provides an eligible participant with a lump-sum cash severance payment and continued health benefits in the event of involuntary termination without cause or other termination due to a good reason. In the event of a qualifying termination under the Severance Plan, the participant would become entitled to receive 100% (in the case of our Chief Executive Officer, 200%, and in the case of our other named executive officers, 150%) of the participant’s salary rate and 100% (in the case of our Chief Executive Officer, 200%) of the participant’s target STIP cash bonus and prorated amount of such target STIP cash bonus for the fiscal year in which the change in control payment is triggered. The Severance Plan also provides for an amount in cash equal to the value of (i) the number of unvested restricted stock awards held by the participant multiplied by the closing stock price on the last trading day before the participant’s termination; plus (ii) the number of all other long-term compensation and equity awards not covered in (i) prorated based on the date of termination, multiplied by a current value of each such award. In addition, the participant would receive Company-paid COBRA continuation coverage for up to 18 months following the date of termination. We believe these severance levels are comparable to those utilized by our peer group. The compensation “multipliers” among the different categories of our officers were established based upon information provided by WTW regarding both our peer group and the industry in general.
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Compensation Committee Report
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Dr. Craig M. Jarchow, Chair William E. Albrecht Lisa Lambert
The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.
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SUMMARY COMPENSATION
The following table summarizes, with respect to our NEOs, information relating to the compensation (as defined by the SEC) for services rendered in all capacities during the fiscal years ended December 31, 2021, 2020 and 2019.
Summary Compensation Table
Name and principal position	Year	Salary ($)(1)	Restricted stock awards ($)(2)	Performance unit awards ($)(2)	Out- performance award ($)(2)	Stock awards total ($)	Non-equity Incentive Plan Compensation ($)(1)(3)	All other compensation ($)(4)	Total ($)
Jason Pigott President and Chief Executive Officer	2021	720,000	1,709,501	2,298,898	N/A	4,008,399	1,172,160	33,290	5,933,849
	2020	720,000	906,152	850,899	N/A	1,757,051	792,000	27,535	3,296,586
	2019	412,615	2,394,660	1,481,455	670,000	4,546,115	2,129,120	130,091	7,217,941
Bryan Lemmerman Senior Vice President and Chief Financial Officer	2021	440,000	753,890	1,013,814	N/A	1,767,704	586,080	72,286	2,866,070
	2020	209,846	771,559	N/A	N/A	771,559	996,000	17,816	1,995,221
	2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Karen Chandler Senior Vice President and Chief Operating Officer	2021	466,154	954,848	1,284,059	N/A	2,238,907	620,917	29,042	3,355,020
	2020	450,000	525,475	493,434	N/A	1,018,909	382,500	23,342	1,874,751
	2019	450,000	951,472	1,037,465	N/A	1,988,937	454,314	18,210	2,911,461
Mark Denny Senior Vice President– General Counsel & Secretary	2021	345,192	395,783	532,240	N/A	928,023	434,252	22,490	1,729,957
	2020	325,000	194,815	182,936	N/A	377,751	276,250	19,590	998,591
	2019	310,769	258,423	281,779	N/A	540,202	280,003	17,886	1,148,860

(1)
The amounts presented in these columns reflect the actual amounts earned in 2021, 2020 and 2019, even if paid in another year.

(2)
For the 2021, 2020 and 2019 equity-based awards, the amounts presented in these columns reflect the grant-date fair value, with the exception of the performance unit awards granted on February 28, 2019 which were modified on May 16, 2019, computed in accordance with FASB ASC Topic 718. The restricted stock award amount for Mr. Lemmerman in 2020 is for a one-time new hire award granted on July 1, 2020. The restricted stock award amount and outperformance award amount for Mr. Pigott in 2019 includes one-time new hire award amounts of $872,053 and $670,000, respectively, granted on June 3, 2019.

(3)
The amounts presented in this column includes the STIP award payout, if applicable, and a one-time cash signing award to Mr. Lemmerman in 2020 and to Mr. Pigott in 2019 of $600,000 and $1,250,000, respectively.

(4)
The amounts presented in this column include the aggregate value of matching contributions to our 401(k) plan, the dollar values of life insurance coverage, charitable gifts made on behalf of the NEOs pursuant to our charitable gift matching program, wellness reimbursements and health savings contributions, among other items. For all other compensation details related to 2021, please see the below “All Other Compensation” table.

All Other Compensation Table
	401(k) match	Health savings match	Life insurance coverage	Charitable gifts match	Temporary housing arrangement	Total all other compensation
Jason Pigott	17,400	N/A	810	15,080	N/A	33,290
Bryan Lemmerman	17,400	1,200	810	9,750	43,126	72,286
Karen Chandler	17,400	N/A	1,242	10,400	N/A	29,042
Mark Denny	17,400	N/A	540	4,550	N/A	22,490
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REALIZED COMPENSATION
The calculation of total compensation, as shown in the Summary Compensation Table, includes items driven by accounting assumptions as defined by the SEC. As a result, total compensation as defined by the SEC differs substantially from the compensation actually realized by our NEOs in a particular year. To supplement the SEC-required disclosure, the table below shows compensation actually realized by the NEOs. These amounts are not a substitute for the amounts reported as total compensation as defined by the SEC. Realized compensation includes each NEOs’ earned salary, earned cash awards, value realized on vesting of stock awards, value realized on exercise of stock options, value realized on vesting of performance unit awards and all other compensation, which includes matching contributions to our 401(k) plan, the dollar values of life insurance coverage, charitable gifts made on behalf of NEOs pursuant to our charitable gift matching program, wellness reimbursements and health savings contributions, among other items.
The following table summarizes, with respect to our NEOs, information relating to the realized compensation earned for services rendered in all capacities during the fiscal years ended December 31, 2021 and 2020.
	Realized compensation
Name	2021	2020
Jason Pigott	3,552,764	1,807,413
Bryan Lemmerman	2,891,680	1,223,662
Karen Chandler	1,682,864	978,892
Mark Denny	1,011,029	662,752
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GRANTS OF PLAN-BASED AWARDS FOR THE YEAR ENDED DECEMBER 31, 2021
The following table provides information concerning each award granted to our NEOs under any plan during the year ended December 31, 2021. The grant-date fair values presented in the following table were computed in accordance with FASB ASC Topic 718 as described in Note 9 to our audited consolidated financial statements in our 2021 Annual Report, and not the Grant Value.
		Estimated future payouts under non-equity incentive plan awards(1)			All other stock awards: Number of shares of stock(2) (#)	Estimated future payout under equity incentive plan awards (Performance units)(3)			Grant-date fair value of stock awards and performance units ($)
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)(4)	Target (#)(5)	Maximum (#)(6)
Jason Pigott	3/9/2021	396,000	792,000	1,584,000	49,322	18,496	49,322	110,975	$4,008,399
Bryan Lemmerman	3/9/2021	198,000	396,000	792,000	21,751	8,157	21,751	48,940	$1,767,704
Karen Chandler	3/9/2021	209,770	419,539	839,078	27,549	10,331	27,549	61,985	$2,238,907
Mark Denny	3/9/2021	146,707	293,413	586,826	11,419	4,282	11,419	25,693	$928,023

(1)
Estimated future payout is based on the Company’s achievement over a one-year period of the 2021 STIP metrics, along with each individual's 2021 STIP target percentage. See pages 56-57 for the 2021 STIP metrics and 2021 individual STIP targets. In order to determine the value of "Threshold", "Target" and "Maximum" payout, achievements over a one-year period of 50%, 100% and 200% of the 2021 STIP target percentage were utilized, respectively.

(2)
The restricted stock’s grant-date fair value was based on the closing price of our common stock on the NYSE on March 9, 2021, which was $34.66 per share. These shares vest 33%, 33% and 34% on a time basis per year beginning on the first anniversary date of the grant.

(3)
The combined grant-date fair value per performance unit is $46.61. See the table below for additional information. These performance units are payable in cash upon a three-year cliff vest based on achievement of specific levels for each of the PSU Matrix Component, EBITDAX/Total Debt Component and Inventory Growth Component, with achieved points between levels to be interpolated, for the performance period of January 1, 2021 to December 31, 2023.

(4)
In order to determine the “Threshold” number of units, an achievement over a three-year period of 50% PSU Matrix performance equaling 25% (12.5% of total performance units payable in cash), 25% EBITDAX/Total Debt equaling 2.2 (12.5% of total performance units payable in cash), 25% Inventory Growth equaling 165 wells added (12.5% of total performance units payable in cash) were utilized, resulting in an aggregate of 37.5% of total performance units payable in cash.

(5)
In order to determine the “Target” number of units, an achievement over a three-year period of 50% PSU Matrix performance equaling 100% (50% of total performance units payable in cash), 25% EBITDAX/Total Debt equaling 2.0 (25% of total performance units payable in cash), 25% Inventory Growth equaling 275 wells added (25% of total performance units payable in cash) were utilized, resulting in an aggregate of 100% of total performance units payable in cash.

(6)
In order to determine the “Maximum” number of units, an achievement over a three-year period of 50% PSU Matrix performance equaling 250% (125% of total performance units payable in cash), 25% EBITDAX/Total Debt equaling 1.5 (50% of total performance units payable in cash), 25% Inventory Growth equaling 385 wells added (50% of total performance units payable in cash) were utilized, resulting in an aggregate of 225% of total performance units payable in cash.

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The following table presents the grant-date fair values per performance unit computed in accordance with FASB ASC Topic 718:
March 9, 2021
Market criteria:	50% PSU Matrix Component
Grant-date fair value per performance unit(1)(3)	$58.56
Performance criteria:	25% EBITDAX/Total Debt Component + 25% Inventory Growth Component
Grant-date fair value per performance unit(2)(3)	$34.66
Combined grant-date fair value per performance unit(3)	$46.61

(1)
The grant-date fair value per performance unit for the 50% PSU Matrix Component was determined utilizing a Monte Carlo simulation.

(2)
The grant-date fair value per performance unit for the 25% EBITDAX/Total Debt Component and 25% Inventory Growth Component were determined based on the closing price of our common stock on the NYSE on the grant date.

(3)
As the form of payment for the 2021 performance unit awards is cash, these awards are accounted for as liability awards and are re-measured at each accounting period until final settlement.

LAREDO PETROLEUM, INC. OMNIBUS EQUITY INCENTIVE PLAN
Under the Equity Incentive Plan, awards of stock options, including both incentive stock options and nonstatutory stock options, stock appreciation rights, restricted stock and restricted stock units, stock bonus awards, performance unit awards and performance compensation awards (payable in cash or otherwise) may be granted. Subject to adjustment for certain corporate events, 2,432,500 shares is currently the maximum number of shares of our common stock authorized and reserved for issuance under the Equity Incentive Plan.
Eligibility
Our employees, consultants and directors and those of our affiliated companies, as well as those whom we reasonably expect to become our employees, consultants and directors or those of our affiliated companies are eligible for awards, provided that incentive stock options may be granted only to employees. A written agreement between us and each participant will evidence the terms of each award granted under the Equity Incentive Plan.
Shares Subject to the Equity Incentive Plan
The shares that may be issued pursuant to awards will be our common stock, $0.01 par value per share, and currently the maximum aggregate amount of common stock which may be issued upon exercise of all awards under the Equity Incentive Plan, including incentive stock options, may not exceed 2,432,500 shares, subject to adjustment to reflect certain corporate transactions or changes in our capital structure. In addition, the maximum number of shares with respect to which options and/or stock appreciation rights may be granted to any participant in any one year period is limited to 717,500 shares, the maximum number of shares with respect to which incentive stock options may be granted to any participant in any one year period under the Equity Incentive Plan may not exceed 717,500 shares, no more than 717,500 shares may be earned in respect of performance compensation awards denominated in shares granted to any single participant for a single calendar year during a performance period, or in the event that the performance compensation award is paid in cash, other securities, other awards or other property, no more than the fair market value of 717,500 shares of common stock on the last day of the performance period to which the award related, and the maximum amount that can be paid to any single participant in one calendar year pursuant to a cash bonus award is $5 million, in each case, subject to adjustment for certain corporate events. In addition, no more than 71,750 shares of common stock may be issued in respect of awards granted to any single participant who is a non-employee director for a single calendar year.
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If any award under the Equity Incentive Plan expires or otherwise terminates, in whole or in part, without having been exercised in full, the common stock withheld from issuance under that award will become available for future issuance under the Equity Incentive Plan. If shares issued under the Equity Incentive Plan are reacquired by us pursuant to the terms of any forfeiture provision, those shares will become available for future awards under the Equity Incentive Plan. Awards that can only be settled in cash will not be treated as shares of common stock granted for purposes of the Equity Incentive Plan.
Administration
Our Board of Directors, or a committee of members of our Board of Directors appointed by our Board of Directors, may administer the Equity Incentive Plan, and that administrator is referred to in this summary as the “administrator.” Among other responsibilities, the administrator selects participants from among the eligible individuals, determines the number of shares of common stock that will be subject to each award and determines the terms and conditions of each award, including exercise price, methods of payment and vesting schedules. Our Board of Directors may amend or terminate the Equity Incentive Plan at any time. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements.
Adjustments in Capitalization
Subject to the terms of an award agreement, if there is a specified type of change in our common stock, such as dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization, appropriate equitable adjustments will be made to the various limits under, and the share terms of, the Equity Incentive Plan and the awards granted thereunder, including the maximum number of shares reserved under the Equity Incentive Plan, the maximum number of shares with respect to which any participant may be granted awards and the number, price or kind of shares of common stock or other consideration subject to awards to the extent necessary to preserve the economic intent of the award. In addition, subject to the terms of an award agreement, in the event of certain mergers, the sale of all or substantially all of our assets, our reorganization or liquidation, or our agreement to enter into any such transaction, the administrator may cancel outstanding awards and cause participants to receive, in cash, stock or a combination thereof, the value of the awards or provide for a substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on or termination of, awards, or providing for a period of time for exercise prior to the occurrence of such event.
Change in Control
In general, in the event of a change in control and the termination of the participant’s employment without cause or for good reason during the 18-month period immediately following a change in control, or if the successor to the Company does not assume or substitute awards under the Equity Incentive Plan, all options and stock appreciation rights subject to an award held by that participant will become fully vested and immediately exercisable and any restricted period imposed upon restricted awards of the participant will expire immediately (including a waiver of applicable performance goals). In addition, all incomplete performance periods will end, and any performance awards of the participant will be paid based upon assuming that the applicable target levels of performance have been attained. For the avoidance of doubt, equity awards that were outstanding as of May 20, 2021 and that are currently outstanding will continue to be subject to “single trigger” vesting.
Clawback Policy
Awards made to officers of the Company under the Equity Incentive Plan on or after December 31, 2021 are subject to the Company’s executive compensation clawback policy adopted November 2021 and described herein.
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Nontransferability
In general, each award granted under the Equity Incentive Plan may be exercisable only by a participant during the participant’s lifetime or, if permissible under applicable law, by the participant’s legal guardian or representative. Except in very limited circumstances, no award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us. However, the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
Section 409A
The provisions of the Equity Incentive Plan and the awards granted under the Equity Incentive Plan are intended to comply with or be exempt from the provisions of Section 409A of the Code and the regulations thereunder.
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OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END
The following table provides information concerning restricted stock awards, performance unit awards, and outperformance award that are not vested and stock option awards that are vested and exercisable for our NEOs as of December 31, 2021.
Outstanding equity-based awards table as of December 31, 2021
		Restricted stock awards		Performance unit awards		Outperformance award		Stock option awards
Name	Grant date	Number of shares not vested (#)(1)	Market value of shares not vested ($)(2)	Number of unearned units not vested (#)(3)	Market value of units not vested ($)(2)	Number of unearned units not vested (#)(4)	Market value of units not vested ($)(2)	Number of securities underlying unexercised options exercisable (#)	Exercise price ($)	Expiration date
Jason Pigott	3/9/2021	49,322	$2,965,732	80,395	$4,834,151	—	$—	—	$—	—
	3/5/2020	37,020	$2,226,013	92,273	$5,548,375	—	$—	—	$—	—
	6/3/2019	15,718	$945,123	31,451	$1,891,149	10,000	$767,200	—	$—	—
Bryan Lemmerman	3/9/2021	21,751	$1,307,888	35,454	$2,131,849	—	$—	—	$—	—
	7/1/2020	38,039	$2,287,285	—	$—	—	$—	—	$—	—
Karen Chandler	3/9/2021	27,549	$1,656,521	44,905	$2,700,138	—	$—	—	$—	—
	3/5/2020	21,468	$1,290,871	53,508	$3,217,436	—	$—	—	$—	—
	2/28/2019	4,715	$283,513	14,839	$892,269	—	$—	—	$—	—
	2/17/2017	—	$—	—	$—	—	$—	794	$282.40	2/17/2027
	2/15/2013	—	$—	—	$—	—	$—	821	$346.80	2/15/2023
Mark Denny	3/9/2021	11,419	$686,624	18,613	$1,119,200	—	$—	—	$—	—
	3/5/2020	7,958	$478,515	19,836	$1,192,739	—	$—	—	$—	—
	2/28/2019	1,281	$77,027	4,030	$242,324	—	$—	—	$—	—
	2/17/2017	—	$—	—	$—	—	$—	504	$282.40	2/17/2027
	2/19/2016	—	$—	—	$—	—	$—	1,338	$82.00	2/19/2026

(1)
Restricted shares granted in 2021, 2020 and 2019 vest 33%, 33% and 34% on a time basis per year beginning on the first anniversary date of the grant.

(2)
Market value is based on the $60.13 per share closing price of our common stock on the NYSE on December 31, 2021, the last trading day of the year.

(3)
The performance share awards granted on February 28, 2019 and June 3, 2019 had a performance period of January 1, 2019 to December 31, 2021 and resulted in an RTSR Performance of 62nd percentile compared to peer group, and ATSR Appreciation of (16%) and an ROACE of 26%, which translates into an RTSR Factor, ATSR Factor and ROACE Factor of 105%, 0% and 161%, respectively, and together, is the Performance Multiple of 107%. As such, the granted units vested and were converted into the Company’s common stock during the first quarter of 2022 based on this Performance Multiple. For the March 5, 2020 performance unit awards, the potential RTSR Factor, ATSR Factor and ROACE Factor pursuant to the next highest performance level of 200%, 200% and 100%, respectively, results in a potential Performance Multiple of 167% based on their actual performance through December 31, 2021 attaining 77th percentile in RTSR Performance, 103% in ATSR Appreciation and 24% in ROACE. The performance unit awards granted March 5, 2020 have a performance period of January 1, 2020 to December 31, 2022, and any units earned under such awards are expected to be settled in cash in the first quarter of 2023 if the market and/or performance and vesting criteria are met. For the March 9, 2021 performance unit awards, the potential payout percentages for the PSU Matrix Component, EBITDAX/Total Debt Component and Inventory Growth Component pursuant to the next highest performance level of 250%, 50% and 100%, respectively, results in a potential Performance Multiple of 163% based on their actual performance through December 31, 2021 attaining 202% for the PSU Matrix Component, 2.6 for the EBITDAX/Total Debt Component and 272 wells for the Inventory Growth Component. The performance unit awards granted March 9, 2021 have a performance period of

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January 1, 2021 to December 31, 2023, and any units earned under such awards are expected to be settled in cash in the first quarter of 2024 if the market and/or performance and vesting criteria are met.
(4)
Mr. Pigott received a one-time new hire outperformance award granted June 3, 2019. If earned, the payout ranges from zero to 50,000 shares in the Company’s common stock per the vesting schedule. The highest 50 consecutive trading day average closing stock price pursuant to the next highest performance level of $120 results in potentially 10,000 units earned based on the stock price performance through December 31, 2021 attaining a highest 50 consecutive trading day average closing stock price of $76.72. The performance period commenced on June 3, 2019 and ends on June 3, 2022. Of the earned outperformance shares, one-third of the award will vest on the Final Date, one-third will vest on the first anniversary of the Final Date and one-third will vest on the second anniversary of the Final Date, provided that Mr. Pigott has been continuously employed with the Company through the applicable vesting date.

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Performance Unit Award Peer Groups*
Company	2019	2020	2021
Amplify Energy Corp.		x
Antero Resources Corp			x
Berry Petroleum Corporation		x	x
Bonanza Creek Energy, Inc.		x	x
Brigham Minerals, Inc.		x
California Resources Corporation		x
Callon Petroleum Company	x	x
Carrizo Oil & Gas, Inc.
Centennial Resource Development, Inc.	x
CNX Resources Corporation		x	x
Comstock Resources Inc.		x	x
Contango Oil & Gas Co			x
Denbury Resources Inc.		x
Earthstone Energy, Inc.		x	x
Evolution Petroleum Corporation		x	x
Extraction Oil & Gas, Inc.	x	x
Falcon Minerals Corporation		x
Goodrich Petroleum Corp			x
Gulfport Energy Corporation		x
HighPoint Resources Corporation		x
Jagged Peak Energy Inc.
Kosmos Energy Ltd.			x
Magnolia Oil & Gas Corporation		x	x
Matador Resources Company	x	x	x
Montage Resources Corporation	x	x
Northern Oil & Gas, Inc.		x
Oasis Petroleum, Inc.	x	x
Ovintiv Inc			x
Panhandle Oil and Gas Inc.		x
Parsley Energy, Inc.	x
PDC Energy, Inc.	x	x	x
Penn Virginia Corporation		x	x
PrimeEnergy Resources Corporation		x	x
QEP Resources, Inc.	x	x
Range Resources Corporation	x		x
Ring Energy, Inc.		x
SM Energy Company	x	x	x
Southwestern Energy Company		x	x
SRC Energy, Inc.
Talos Energy Inc.		x	x
Tellurian Inc.		x	x
W&T Offshore, Inc.		x	x
Whiting Petroleum Corp.	x	x	x
WPX Energy, Inc.	x

*
Due to mergers and acquisitions, the Board approved removing Carrizo Oil & Gas, Inc., Jagged Peak Energy, Inc. and SRC Energy, Inc. from the 2019 performance unit award peer group.

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STOCK AWARD VESTINGS, STOCK OPTION EXERCISES AND PERFORMANCE UNIT VESTINGS IN FISCAL YEAR 2021
The following table provides information concerning the vesting of stock awards, the exercise of stock options and the vesting of performance units during fiscal year 2021 on an aggregated basis with respect to each of our NEOs.
Stock Award Vestings, Stock Option Exercises and Performance Unit Vestings for the Year Ended December 31, 2021
	Stock awards		Stock options		Performance units
Name	Shares acquired on vesting	Value realized on vesting(1)	Shares acquired on exercise	Value realized on exercise	Shares acquired on vesting(2)	Value realized on vesting(1)
Jason Pigott	33,488	$1,627,314	—	$—	—	$—
Bryan Lemmerman	18,735	$1,793,314	—	$—	—	$—
Karen Chandler	15,797	$535,725	—	$—	818	$31,027
Mark Denny	5,563	$189,902	—	$—	506	$19,193

(1)
The value realized upon vesting was calculated utilizing the closing stock price on the vesting date.

(2)
The performance unit awards granted on February 16, 2018 had a performance period of January 1, 2018 to December 31, 2020, and resulted in a RTSR Performance of 30th percentile compared to peer group, an ATSR Appreciation of (91%) and an ROACE of 16%, which translates into an RTSR Factor, ATSR Factor and ROACE Factor of 50%, 0% and 61%, respectively, and together, is the Performance Multiple of 43%. As such, the granted units vested and were converted into the Company’s common stock during the first quarter of 2021 based on this Performance Multiple.

See page 60 for details regarding the 2019 performance unit awards that vested during the first quarter of 2022.
PENSION BENEFITS
We maintain a 401(k) Plan for our employees, including our NEOs, but at this time we do not sponsor or maintain a pension plan for any of our employees.
NONQUALIFIED DEFERRED COMPENSATION
We do not provide a nonqualified deferred compensation plan for our employees at this time.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Severance
As described above, we do not maintain individual employment agreements. The Company has adopted the Change in Control Plan and the Severance Plan, which provide severance payments and benefits to our NEOs and eligible persons with the title of vice president and above, as determined by our Compensation Committee. See Employment, Severance or Change in Control Agreements for additional information. In order to be eligible for severance benefits under the policies, our NEOs have executed a confidentiality, non-disparagement and non-solicitation agreement.
Restricted Stock
The restricted stock may be affected by a NEO’s termination of employment or the occurrence of certain corporate events. In the event of the termination of a NEO’s employment by the Company, with or without cause, or the NEO’s resignation for any reason, the NEO will generally forfeit all restricted stock to us.
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If the NEO’s employment with the Company is terminated upon the death of the NEO or because the NEO is determined to be disabled by the Board of Directors, then all of his or her restricted stock will automatically vest. A NEO will be considered to have incurred a “disability” in the event of the officer’s inability to perform, even with reasonable accommodation, on a full-time basis the employment duties and responsibilities due to accident, physical or mental illness, or other circumstance; provided, however, that such inability continues for a period exceeding 180 days during any 12-month period.
In the event of a change in control, all restricted stock awards will become fully vested as of the date of the change in control, provided that the NEO remains employed by the Company through the date of such change in control. For purposes of these restricted stock awards, a “change in control” generally means:
(i)
any person acquires beneficial ownership of our securities representing 40% or more of the combined voting power of our outstanding securities (provided, however, that if the surviving entity becomes a subsidiary of another entity, then the outstanding securities shall be deemed to refer to the outstanding securities of the parent entity);

(ii)
a majority of the members of the Board of Directors who were directors as of the date of the corporate reorganization no longer serve as directors; or

(iii)
the consummation of a merger or consolidation of our Company with any other entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent more than 40% of the combined voting power of our voting securities outstanding immediately after such merger or consolidation.

Stock Options
Stock option awards may be affected by a NEO’s termination of employment or the occurrence of certain corporate events. The unvested portion of a stock option award shall expire upon termination of employment, and the vested portion of a stock option award shall remain exercisable for (i) one year following termination of employment by reason of the holder’s death or disability, but not later than the expiration of the option period, or (ii) 90 days following termination of employment for any reason other than the holder’s death or disability, and other than the holder’s termination of employment for cause. Both the unvested and the vested but unexercised portion of a stock option award shall expire upon the termination of the option holder’s employment or service by the Company for cause.
In the event of a change in control (which for these purposes is the same as described for restricted stock above), provided that the NEO remains employed by the Company through the date of such change of in control, all stock option awards will become fully vested and exercisable with respect to all shares of common stock covered thereby as of the date of the change in control.
Performance Unit Awards
Performance unit awards may be affected by a NEO’s termination of employment or the occurrence of certain corporate events. If the executive’s employment with the Company is terminated by the Company for any reason, with or without cause, or the executive resigns (in either case, other than by reason of death or disability) prior to the maturity date of the performance unit award, then no amount shall generally be issued or paid in respect of the award. If, prior to the maturity date, the executive’s employment with the Company terminates either by reason of death or because the executive is determined by the Board of Directors or the Compensation Committee to be subject to a disability, then the executive shall be eligible to receive a prorated performance unit award, taking into account the time that the executive was employed during the performance period prior to the date of such termination. The performance units granted to each recipient in 2019 are payable in common stock of the Company in the first quarter of 2022 based on the Performance Multiple of 107%. The performance units granted to each recipient in 2019 are payable in cash, common stock of the Company or a combination of cash. The performance units granted to each recipient in 2020 and 2021 are payable in cash. The performance units
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granted to each recipient in 2022 are payable in cash, common stock of the Company or a combination of cash and common stock, with the current election being common stock.
In the event of a change in control (which for these purposes is the same as described for restricted stock above), provided that the NEO remains employed by the Company through the date of such change in control, the “performance periods” in effect on the date the change in control occurs shall end on such date, and either the Board of Directors or the Compensation Committee shall determine the extent to which the performance goals with respect to each such performance period have been met, based upon such audited or unaudited financial information or other information then available as it deems relevant. The Board of Directors or Compensation Committee shall then cause each holder of performance unit awards to receive partial, full or no issuance of such awards for each performance period (including a potential range from 0% to 225%), based on the Board of Directors’ or Compensation Committee’s determination of the degree of attainment of the performance goals or that the applicable “target” levels of performance have been attained or on such other basis determined by the Board of Directors or Compensation Committee.
Outperformance Award
The outperformance award may be affected by the NEO’s termination of employment or the occurrence of certain corporate events. If the executive’s employment with the Company is terminated by the Company for any reason, with or without cause, or the executive resigns (in either case, other than by reason of death or disability) prior to the maturity date of the outperformance award, then no amount shall generally be issued in respect of the award. If, prior to the maturity date, the executive’s employment with the Company terminates either by reason of death or because the executive is determined by the Board of Directors or the Compensation Committee to be subject to a disability, then the executive shall be eligible to receive a pro-rated outperformance award, taking into account the time that the executive was employed during the performance period prior to the date of such termination. The outperformance award granted in 2019 is payable in common stock of the Company.
In the event of a change in control (which for these purposes is the same as described for restricted stock above), provided that the NEO remains employed by the Company through the date of such change of control, the “performance period” in effect on the date the change in control occurs shall end on such date, and either the Board of Directors or the Compensation Committee shall determine the extent to which the performance goal with respect to such performance period has been met, based upon the highest 50 consecutive trading day average closing stock price of the Company that occurs during the performance period or other information then available as it deems relevant. The Board of Directors or Compensation Committee shall then cause the holder of the outperformance award to receive partial, full or no issuance of such award for the performance period (including a potential range from zero to 50,000 earned shares), based on the Board of Directors’ or Compensation Committee’s determination of the degree of attainment of the performance goal or on such other basis determined by the Board of Directors or Compensation Committee.
Potential Payments upon Termination or Change in Control Table for Fiscal Year 2021
The information set forth in the table below for Mr. Pigott, Mr. Lemmerman, Dr. Chandler and Mr. Denny is based on the assumption that the applicable triggering event under the Change in Control Plan or the applicable restricted stock award, stock option award, performance unit award or outperformance award agreement to which each NEO was a party occurred on December 31, 2021, the last business day of fiscal year 2021. Accordingly, for these NEOs the information reported in the table indicates the amount of cash severance and benefits that would be payable, and the value of restricted stock awards, stock option awards, performance unit awards and outperformance award that would vest or become exercisable, by reason of a termination under the circumstances described above, or upon a change in control, and is our best estimation of our obligations to each NEO and will only be determinable with any certainty upon the occurrence of the applicable event.
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Name	Termination without cause/for good reason outside of a change in control	Change in control (must be coupled with Termination without cause/for good reason)(1)	Change in control only	Termination for cause	Termination due to death or disability
Jason Pigott
Salary	$—	$2,160,000	$—	$—	$—
Bonus	—	2,376,000	—	—	—
Accelerated Equity RS(2)	—	6,136,868	6,136,868	—	6,136,868
Accelerated Equity PS(2)(3)	—	11,100,299	11,100,299	—	11,100,299
Accelerated Equity OUT(2)(3)	—	—	—	—	—
Continued Medical	—	34,339	—	—	—
Total	$—	$21,807,506	$17,237,167	$—	$17,237,167
Bryan Lemmerman
Salary	$—	$880,000	$—	$—	$—
Bonus	—	792,000	—	—	—
Accelerated Equity RS(2)	—	3,595,173	3,595,173	—	3,595,173
Accelerated Equity PS(2)(3)	—	1,804,862	1,804,862	—	1,804,862
Continued Medical	—	23,096	—	—	—
Total	$—	$7,095,131	$5,400,035	$—	$5,400,035
Karen Chandler
Salary	$—	$940,000	$—	$—	$—
Bonus	—	846,000	—	—	—
Accelerated Equity RS(2)	—	3,230,905	3,230,905	—	3,230,905
Accelerated Equity PS(2)(3)	—	6,145,286	6,145,286	—	6,145,286
Accelerated Equity Options(2)	—	—	—	—	—
Continued Medical	—	12,013	—	—	—
Total	$—	$11,174,204	$9,376,191	$—	$9,376,191
Mark Denny
Salary	$—	$700,000	$—	$—	$—
Bonus	—	595,000	—	—	—
Accelerated Equity RS(2)	—	1,242,166	1,242,166	—	1,242,166
Accelerated Equity PS(2)(3)	—	2,289,750	2,289,750	—	2,289,750
Accelerated Equity Options(2)	—	—	—	—	—
Continued Medical	—	34,339	—	—	—
Total	$—	$4,861,255	$3,531,916	$—	$3,531,916

(1)
Our Change in Control Plan, which was applicable to each of the NEOs effective December 31, 2021, provides that in the event that during the 18-month period following a change in control the employment of a NEO is terminated by the employer without cause or by the NEO for good reason, then the NEO is entitled to 200% (300% in the case of Mr. Pigott) of such NEO’s salary rate and 200% (300% in the case of Mr. Pigott) of such NEO’s STIP target cash award, plus a prorated STIP cash award in the year of termination, plus company paid COBRA continuation coverage for up to 18 months. In addition, the Equity Incentive Plan provides that in the event of a change in control, (i) with respect to restricted stock awards, the restricted period shall expire and restrictions applicable to outstanding restricted stock awards shall lapse and such awards shall become fully vested; (ii) with respect to stock option awards, all options will become fully vested and exercisable with respect to all shares of common stock covered thereby as of the date of the change in control; and (iii) with respect to performance unit awards and the outperformance award, the “performance periods” in effect on the date the change in control occurs shall end on such date, and either the Board of Directors or the Compensation Committee shall determine the extent to which the performance goals with respect to each such performance period have

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been met and shall then cause each holder of performance unit awards and/or outperformance award to receive partial, full or no issuance or cash payment, as applicable, of such awards for each performance period. The STIP cash bonus amounts for each NEO do not include STIP cash award earned and paid in 2021. For purposes of determining the value of the restricted stock awards and performance unit awards, the fair market value per share of our common stock was $60.13 on December 31, 2021.
(2)
At December 31, 2021, the only forms of equity-based awards held by the NEOs consisted of restricted stock awards, stock option awards, performance unit awards and an outperformance award. Each such award may be impacted by the termination of the holder’s employment by the Company, depending on the reason for such termination, as follows: (i) the NEOs’ restricted stock awards provide that if the NEO’s employment is terminated for any reason other than death or a determination of disability, but not later than the expiration of the option period, then the NEO forfeits his or her unvested shares; in the event of termination by death or disability, all unvested shares automatically vest; (ii) the stock option awards provide that the unvested portion of a stock option award shall expire upon termination of employment, and the vested portion of a stock option award shall remain exercisable for (a) one year following termination of employment by reason of the holder’s death or disability, but not later than the expiration of the option period, or (b) 90 days following termination of employment for any reason other than the holder’s death or disability, and other than the holder’s termination of employment for cause; provided both the unvested and the vested but unexercised portion of a stock option award shall expire upon the termination of the option holder’s employment or service by the Company for cause; and (iii) the performance unit awards and the outperformance award provide that if the executive’s employment with the Company is terminated by the Company for any reason, with or without cause, or the executive resigns (in either case, other than by reason of death or disability) prior to the maturity date of the performance unit award and/or outperformance award, then no amount shall be paid in respect of the award. If, prior to the maturity date the executive’s employment is terminated with the Company either by reason of death or because the executive is determined by the Board of Directors or the Compensation Committee to be subject to a disability, then the executive shall be eligible to receive a pro-rated performance unit award and/or outperformance award, taking into account the time that the executive was employed during the performance period prior to the date of such termination.

(3)
For the purposes of this table, the performance period was assumed to have ended on December 31, 2021 for the March 9, 2021 and March 5, 2020 performance unit awards and the June 3, 2019 outperformance award, and actually did end on December 31, 2021 for the June 3, 2019 and February 28, 2019 performance unit awards. At December 31, 2021 (without consideration of any potential impact such change in control event may have), (i) the March 9, 2021 cash-settled performance unit awards had payout percentages of 250% for the PSU Matrix Component, 0% for the EBITDAX/Total Debt Component and 50% for the Inventory Growth Component, resulting in a Performance Multiple of 138%, (ii) the March 5, 2020 cash-settled performance unit awards had an RTSR Factor of 169%, an ATSR Factor of 200% and an ROACE Factor of 93%, resulting in a Performance Multiple of 154%, (iii) the June 3, 2019 February 28, 2019 share-settled performance unit awards had an RTSR Factor of 105%, an ATSR Factor of 0% and an ROACE Factor of 161%, resulting in a Performance Multiple of 107%, and (iv) the June 3, 2019 share-settled outperformance award had an earned payout of zero shares based upon the highest 50 consecutive trading day average closing stock price during the performance period.

For information on our Change in Control Plan adopted in 2011, and our Severance Plan adopted in 2020, please see the Employee, Severance or Change In Control Agreements section.
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SECURITIES AUTHORIZED FOR ISSUANCE UNDER THE EQUITY INCENTIVE PLAN
At December 31, 2021, a total of 2,432,500 shares of common stock were authorized for issuance under the Equity Incentive Plan. In the table below, we describe certain information about these shares and the Equity Incentive Plan that provides for their authorization and issuance. You can find a description of the Equity Incentive Plan under “—Laredo Petroleum, Inc. Omnibus Equity Incentive Plan.”
Plan category	Number of securities to be issued upon exercise of outstanding options or performance units(1)(2)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding outstanding options and performance units)(1)(3)
Equity compensation plan approved by security holders(3)	133,988	$275.88	1,355,870
Equity compensation plan not approved by security holders	—	$—	—
Total	133,988		1,355,870

(1)
The performance unit awards granted on February 28, 2019 and June 3, 2019 had a performance period of January 1, 2019 to December 31, 2021, and resulted in a RTSR performance of 62nd percentile compared to peer group, an ATSR Appreciation of (16%) and an ROACE of 26%, which translates into an RTSR Factor, ATSR Factor and ROACE Factor of 105%, 0% and 161%, respectively, and together, is the Performance Multiple of 107%. As such, the granted units vested and were converted into the Company’s common stock during the first quarter of 2022 based on this Performance Multiple. The formula for calculating the number of securities remaining available for future issuance (i) includes the February 28, 2019 and June 3, 2019 performance units at a Performance Multiple of 107% and (ii) the June 3, 2019 outperformance award outstanding results in a maximum performance period level (50,000 shares) even though the actual performance period through June 3, 2022 is not complete. If the June 3, 2019 outperformance award was included at threshold level (10,000 shares), the number of securities to be issued under performance units as of December 31, 2021 would be 93,988.

(2)
This column includes 7,254 in outstanding options and 126,734 in outstanding performance units.

(3)
See Laredo Petroleum, Inc. Omnibus Equity Incentive Plan in our Compensation Tables for more information.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. For 2021, our last completed fiscal year:
•
The median employee’s total annual compensation for 2021, in accordance with the requirements of the Summary Compensation Table, was $138,492; and

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table, was $5,933,849.

Based on this information the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees in 2021 was calculated to be 43 to 1.
Accordingly, our 2021 CEO to median employee pay ratio was:	43:1
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METHODOLOGY AND ASSUMPTIONS
We have elected to identify our median employee every three years unless a significant change in employee population or employee compensation arrangements has occurred. In 2019 we determined that, because we experienced a material change in our employee population from the Reduction in Force that occurred in April 2019, and we hired our new CEO, it would be prudent to re-determine our median employee for 2019. See our 2019 proxy statement for information regarding the process we utilized to identify our “median employee.”
In accordance with Item 402(u) of Regulation S-K, because there has been no change in our employee population or employee compensation arrangements in the past fiscal year that we reasonably believe would result in a significant change to our pay ratio disclosure, we elected to utilize the same median employee that we had identified in 2019 to calculate our 2021 CEO pay ratio. The median total annual compensation represented above reflects the 2021 compensation actually paid to an individual employed by us whose compensation reflects the median level of compensation paid to all of our employees. To determine the annual total compensation of our median employee and our CEO, we took the following steps:
•
We calculated the median employee’s total annual compensation for 2021, in accordance with the requirements of the summary compensation table, resulting in annual total compensation of $138,492.

•
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2021 Summary Compensation Table on page 69, reflecting his annual total compensation of $5,933,849.

Under the SEC’s rules and guidance, there are numerous ways to determine the compensation of a company’s median employee, including the employee population sampled, the elements of pay and benefits used, any assumptions made and the use of statistical sampling. In addition, no two companies have identical employee populations or compensation programs, and pay, benefits and retirement plans differ by country even within the same company. As such, our pay ratio may not be comparable to the pay ratio reported by other companies. We believe our methodology provided a reasonable basis for determining each employee’s total annual compensation as well as an economical method of evaluating our employee populations’ total annual compensation and identifying our median employee.
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STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of outstanding common stock by
(i)
beneficial owners of more than five percent of the Company’s outstanding common stock as of March 29, 2022, of which is determined using the aggregate amount beneficially owned by each reporting person reported in a Schedule 13D or Schedule 13G filing with the SEC as of the date of event which requires filing of such statement,

(ii)
each director of the Company as of March 29, 2022,

(iii)
each NEO of the Company as of March 29, 2022 and

(iv)
all of the Company’s directors and executive officers as a group as of March 29, 2022.

Unless otherwise noted, the mailing address of each person or entity named below is:
c/o Laredo Petroleum, Inc. 15 W. Sixth Street, Suite 900 Tulsa, Oklahoma 74119
Beneficial ownership is determined in accordance with SEC rules. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire shares within 60 days of March 29, 2022, are included as outstanding and beneficially owned for that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted in the footnotes below, the holders have sole voting and dispositive powers over the shares.
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STOCK OWNERSHIP INFORMATION

Name of person or identity of group	Number of shares	Percentage of class(1)
BlackRock, Inc.(2)	2,161,866
State Street Corporation(3)	1,717,848
EnCap Energy Capital Fund IX, L.P.(4)	1,386,162
The Vanguard Group(5)	1,084,967
William E. Albrecht(6)	13,138	*
Dr. Craig M. Jarchow(6)	9,431	*
Pamela S. Pierce	25,186	*
Jason Pigott	136,151	*
Frances Powell Hawes(6)	14,604	*
Edmund P. Segner, III(6)	17,452	*
Jarvis V. Hollingsworth	3,219	*
Lisa M. Lambert	4,907	*
Lori A. Lancaster(6)	2,716	*
Bryan Lemmerman	79,848	*
Karen Chandler(7)	45,014	*
Mark Denny(7)	28,253	*
Directors and executive officers as a group (12 persons)	379,919

*
Denotes less than 1% beneficially owned.

(1)
Based upon an aggregate of                 common stock outstanding as of March 29, 2022.

(2)
This share ownership information was provided in a Schedule 13G Amendment No. 5 filed on January 27, 2022 by BlackRock, Inc., which disclosed that of the reported shares, such entity possesses sole voting and dispositive power of 2,138,215 shares and 2,161,866 shares, respectively. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)
This share ownership information was provided in a Schedule 13G Amendment filed on February 10, 2022 by State Street Corporation, which disclosed that of the reported shares, such entity possesses shared voting and dispositive power of 1,700,039 shares and 1,717,848 shares, respectively. The address of State Street Corporation is 1 Lincoln Street, Boston, Massachusetts 02111.

(4)
This share ownership information was provided in a Schedule 13G Amendment No. 1 filed on March 1, 2022 by EnCap Energy Capital Fund IX, L.P., which disclosed that of the reported shares, such entity possesses shared voting and dispositive power of 1,386,162 shares. The address of EnCap Energy Capital Fund IX, L.P., is 9651 Katy Freeway, Suite 600, Houston, Texas 77024.

(5)
This share ownership information was provided in a Schedule 13G filed on February 10, 2022 by The Vanguard Group, which disclosed that of the reported shares, such entity possesses shared voting and dispositive power of 18,416 shares and 27,885 shares, respectively, and sole dispositive power of 1,057,082 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(6)
Includes deferred stock compensation received pursuant to the Director Deferred Compensation Plan.

(7)
Includes aggregated vested and exercisable stock options of 1,615 and 1,842 for Dr. Chandler and Mr. Denny, respectively, within 60 days of March 29, 2022.

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PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Proposal Four: Approval of an amendment to the Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock.
The Board has approved and is recommending to our stockholders for approval at the Annual Meeting, an amendment to Article Fourth of our Amended and Restated Certificate of Incorporation (as amended to date, the “Charter”), which sets forth the terms of our authorized capital stock. Article Fourth currently authorizes 72,500,000 shares of all classes of stock, consisting of 22,500,000 shares of common stock, par value one cent ($0.01) per share (the “Common Stock”), and 50,000,000 shares of preferred stock, par value one cent ($0.01) per share (the “Preferred Stock”).
The proposed amendment would increase the authorized Common Stock to 40,000,000 shares and correspondingly increase the number of authorized shares of our capital stock to 90,000,000; the authorized shares of our Preferred Stock would remain at 50,000,000. If approved and adopted by our stockholders at the Annual Meeting, this amendment would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The proposed amendment to Article Fourth of our Charter would replace Paragraph A of Article Fourth with the following:
“A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 90,000,000, consisting of 40,000,000 shares of Common Stock, par value one cent ($0.01) per share (the “Common Stock”), and fifty million (50,000,000) shares of Preferred Stock, par value one cent ($0.01) per share (the “Preferred Stock”).”
Effective June 1, 2020, we conducted a reverse split of our Common Stock, which had the effect of reducing the total number of shares of Common Stock authorized for issuance from 450,000,000 to 22,500,000. In 2021, we issued approximately 1.4 million shares of Common Stock pursuant to our at-the-market equity offering program. We issued approximately 2.5 million shares of Common Stock in connection with the previously announced acquisition of assets from Sabalo Energy, LLC and a non-operating partner, which closed on July 1, 2021. We also issued approximately 0.96 million shares of Common Stock in connection with the previously announced acquisition of 20,000 net acres from Pioneer Natural Resources Company, which closed on October 18, 2021.
As of the Record Date, approximately        million shares of Common Stock were issued and outstanding and an aggregate of 2,432,500 shares of Common Stock were reserved for possible future issuance under the Laredo Petroleum, Inc. Omnibus Equity Incentive Plan (the “Equity Incentive Plan). Approximately        million authorized shares of Common Stock remain available for issuance for future purposes and the Board deems it advisable to increase our authorized shares of Common Stock. The adoption of the proposed amendment would provide for an additional 17,500,000 shares of Common Stock for future issuance.
We have no present arrangements, commitments, understandings or pending negotiations for the issuance of the proposed additional shares of Common Stock. The amendment to our Charter is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of Common Stock for future use. The proposed increase in the number of authorized shares of our Common Stock would give Laredo the flexibility to issue shares of our Common Stock in connection with future employee and director stock compensation programs as well as for other general corporate purposes, which may include capital-raising transactions or acquisitions of oil and gas properties and other assets.
In addition, having such shares available for issuance in the future will allow shares of Common Stock to be issued without the expense and delay of a stockholders’ meeting or further action by stockholders, unless such action
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is required by applicable law or the rules of any stock exchange on which our Common Stock may then be listed. The NYSE, on which our Common Stock is currently listed, requires stockholder approval prior to issuing shares in certain instances, including where the number of shares to be issued would exceed 20% of the number of shares outstanding prior to such issuance.
We have not proposed the increase in the authorized number of shares of our Common Stock with the intention of using the additional shares for anti-takeover purposes and we do not view the proposed increase as a special anti-takeover measure, although an issuance of additional shares could, depending on the circumstances, make more difficult, or discourage, an attempt to acquire control of Laredo. We are not at this time aware of any currently pending or threatened efforts to acquire control of Laredo, and we are not proposing this increase in response to any third-party effort to acquire control of Laredo or any third-party effort to accumulate Laredo’s Common Stock.
The additional shares of Common Stock authorized by the proposed amendment, if and when issued, would have the same rights and privileges as the shares of Common Stock currently authorized. Our Common Stock has no preemptive rights to purchase additional shares of Common Stock or other of our securities. In addition, under Delaware law, our stockholders are not entitled to any dissenters’ or appraisal rights in connection with the proposed increase in the number of authorized shares of Common Stock.
Approval of the proposed amendment to our Charter requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Abstentions with respect to this proposal will have the effect of a vote against this proposal as will broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within 10 days of the Annual Meeting), inasmuch as approval of the proposed amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the accompanying form of proxy will vote such proxy “FOR” this proposal.

The Board of Directors unanimously recommends that the stockholders vote FOR an amendment to the Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock.

88 | Laredo Petroleum, Inc. 2022 Proxy Statement

PROXY STATEMENT QUESTIONS & ANSWERS
2022 Annual Meeting of Stockholders
The Board of Directors requests your proxy for the 2022 Annual Meeting of Stockholders that will be held:
DATE & TIME	PLACE
Thursday, May 26, 2022 at 9:00 a.m. Central Daylight Time	The Bank of America Building Lower Level 15 West Sixth Street Tulsa, Oklahoma 74119
By granting the proxy, you authorize the persons named on the proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.
In accordance with the rules and regulations adopted by the SEC, we are providing our stockholders access to our proxy materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to most of our stockholders beginning on April 7, 2022. The Notice will include:
(i)
instructions on how to access the Company’s proxy materials electronically,

(ii)
the date, time and location of the Annual Meeting,

(iii)
a description of the matters intended to be acted upon at the Annual Meeting,

(iv)
a list of the materials being made available electronically,

(v)
instructions on how a stockholder can request to receive paper or e-mail copies of the Company’s proxy materials,

(vi)
any control/identification numbers that a stockholder needs to access his or her proxy card and instructions on how to access the proxy card, and

(vii) information about attending the Annual Meeting and voting in person.
Stockholders will have the ability to access the proxy materials on the website referred to in the Notice, or request a printed set of the proxy materials to be sent to them by following instructions on the Notice. All stockholders who do not receive a Notice should receive a paper copy of the proxy materials by mail.
If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail or printed form will remain in effect until you terminate it.
We intend to hold our Annual Meeting in person. However, due to the public health impact of COVID-19 and related travel concerns, we may impose additional procedures or limitations on meeting attendees beyond those described in this Proxy Statement. Such additional precautionary measures may include, in compliance with guidance issued by the U.S. Centers for Disease Control, restricting the number of meeting attendees gathered in one room and requiring that all meeting attendees wear a mask and remain at a minimum six feet from other persons at all times.
Alternatively, we are planning for the possibility that the meeting may be held solely by means of remote communication. If we take this step, we will announce by press release the decision to do so in advance, along with details on how to participate in the meeting. If it becomes necessary, a meeting by remote communication will not impact your ability to vote in advance of the meeting by telephone, internet, mobile device or mail.
Laredo Petroleum, Inc. 2022 Proxy Statement | 89

PROXY STATEMENT QUESTIONS & ANSWERS

Q.
Who is entitled to vote at the Annual Meeting?

A.
Holders of record of our common stock at the close of business on March 29, 2022, which we refer to as the “Record Date,” are entitled to vote at the Annual Meeting. As of the Record Date, there were           shares of our common stock outstanding. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting.

Q.
What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, stockholders will consider and vote upon the following matters:

Proposal
1	Election of two Class III directors for a three year term;
2	Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2022;
3	An advisory vote approving the compensation of our named executive officers; and
4	Approval of an amendment to the Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock.

Q.
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A.
As permitted by SEC rules, we are providing access to our proxy materials over the Internet. As a result, we are sending to most of our stockholders a Notice instead of a paper copy of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by e-mail. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Q.
Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

A.
We are providing certain stockholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice. If you would like to help reduce the costs we incur in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card to vote using the Internet. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

Q.
Can I vote my stock by filling out and returning the Notice?

A.
No. However, the Notice will provide instructions on how to vote over the Internet, by telephone, by requesting and returning a paper proxy card or by submitting a ballot in person at the Annual Meeting.

Q.
How can I access the proxy materials over the Internet?

A.
Your Notice or proxy card will contain instructions on how to view our proxy materials on the Internet. Our proxy materials are also available on our website at: www.laredopetro.com.

90 | Laredo Petroleum, Inc. 2022 Proxy Statement

PROXY STATEMENT QUESTIONS & ANSWERS

You may vote by any of the following four methods:
(1)
Internet.   Vote over the Internet at www.proxyvote.com, the website for Internet voting. Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card, and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 25, 2022.

(2)
Telephone.   Vote by telephone by following the instructions on the Notice, or if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 25, 2022.

(3)
Mail.   If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by May 25, 2022.

(4)
Meeting.   If you are a stockholder of record as of March 29, 2022, you may attend and vote at the Annual Meeting on May 26, 2022.

If you hold your Company shares in a brokerage account, your ability to vote over the Internet or by telephone depends on your broker’s voting process. Please follow the directions on your proxy card or the voting instruction card from your broker carefully.
The Board of Directors recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person.
Q.
How can I vote my shares in person at the Annual Meeting?

A.
Stockholders of Record.   If your shares are registered directly in your name with the American Stock Transfer and Trust Company (“AST”), our “transfer agent,” you are considered the stockholder of record with respect to those shares, and the Notice or proxy materials are being mailed to you. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can bring the proxy card or vote using the ballot provided at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you decide later not to attend the Annual Meeting.

Beneficial Owners.   Most of our stockholders hold their shares in street name through a broker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. You will need to contact your broker, bank or nominee to obtain a legal proxy, and you will need to bring it to the Annual Meeting in order to vote in person.
Laredo Petroleum, Inc. 2022 Proxy Statement | 91

PROXY STATEMENT QUESTIONS & ANSWERS

Q.
How does the Board of Directors recommend that I vote?

A.
Our Board of Directors recommends that you vote:

Item		Board’s recommendation
1	The election of the Company’s nominees to the Board of Directors.	FOR
2	Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2022.	FOR
3	The advisory resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement.	FOR
4	Approval of an amendment to the Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock.	FOR

Q.
What is the voting requirement to approve each of the items?

A.
Item		Voting requirements	Abstentions & broker non-votes
1	Election of directors	• The persons receiving a majority of the votes cast “FOR” their election at the Annual Meeting will be elected.	• Abstentions and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
2	Ratification of appointment of independent public accounting firm	• To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the votes cast on this proposal at the Annual Meeting.
•
Abstentions are not counted as votes cast and will have no effect on the outcome of this proposal. As this proposal is considered routine under NYSE rules, there will be no broker non-votes on this proposal.

3	Advisory vote approving the compensation of our named executive officers	• To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the votes cast on this proposal at the Annual Meeting.
•
Abstentions and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal. The results of the votes on this proposal are not binding on the Board of Directors, whether or not the resolution is passed under these voting standards.

4	Approval of an amendment to the Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock.	• To be approved by the stockholders, this item must receive the ‘FOR’ vote of a majority of the shares entitled to vote on this proposal at the Annual Meeting.	• Abstentions and broker non-votes will have the same effect as a vote against this proposal.
92 | Laredo Petroleum, Inc. 2022 Proxy Statement

PROXY STATEMENT QUESTIONS & ANSWERS

Q.
What happens if additional matters are presented at the Annual Meeting?

A.
Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q.
What happens if I do not give specific voting instructions?

A.
If you are a stockholder of record, and vote without giving specific voting instructions, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement, and, with respect to any other matters that may properly come before the Annual Meeting, as the proxyholders may determine in their discretion.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee and do not provide that broker, bank or other nominee with voting instructions in the proxy card, your broker may vote your shares only with respect to certain matters considered routine. For any matters that are not routine for which you do not provide voting instructions in the proxy card, your shares will constitute “broker non-votes” and will not be counted as a vote cast on that proposal. With respect to the matters being voted on at the Annual Meeting, your broker may not vote on the election of directors and the compensation of our named executive officers if you do not furnish instructions for these matters. Thus, assuming that a quorum is obtained, such broker non-votes will not affect the outcome of these matters. Your broker may, however, vote in its discretion on the ratification of the appointment of our independent public accounting firm.
Q.
What is the quorum requirement for the Annual Meeting?

A.
A majority of the Company’s outstanding shares entitled to vote at the Annual Meeting as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, if you:

•
are present and vote at the Annual Meeting; or

•
properly submit a proxy card or vote over the Internet or by telephone.

Broker non-votes are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting. If a quorum is not present, the chairman of the Annual Meeting may adjourn the meeting to another place, if any, date, or time.
Q.
How can I change my vote after I return my proxy card?

A.
If you are a stockholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•
First, you may send a written notice stating that you would like to revoke your proxy to Laredo Petroleum, Inc. c/o Corporate Secretary 15 W. Sixth Street, Suite 900 Tulsa, Oklahoma 74119.

•
Second, you may complete and submit another valid proxy by mail, telephone or over the Internet that is later dated and if mailed, is properly signed, or if submitted by telephone or over the Internet is received by 11:59 p.m. Eastern Time on May 25, 2022. Any earlier proxies will be revoked automatically.

•
Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If you hold your shares through a broker, bank or other nominee and you have instructed the broker, bank or other nominee to vote your shares, you must follow directions from your broker, bank or other nominee to change your vote.
Laredo Petroleum, Inc. 2022 Proxy Statement | 93

PROXY STATEMENT QUESTIONS & ANSWERS

Q.
Who will tabulate the votes?

A.
The Board of Directors has appointed our transfer agent, AST, to certify the tabulated vote and AST will have a representative to act as the independent inspector of elections for the Annual Meeting. AST will be responsible for:

(i)
determining the presence of a quorum at the Annual Meeting,

(ii)
receiving all votes and ballots, whether by proxy or in person, with regard to all matters voted upon at the Annual Meeting,

(iii)
counting and tabulating all such votes and ballots, and

(iv)
determining and reporting the results with regard to all such matters voted upon at the Annual Meeting.

Q.
Where can I find the voting results of the Annual Meeting?

A.
We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Q.
How can I obtain a separate set of proxy materials?

A.
We have adopted a procedure approved by the SEC known as “householding.” Under this procedure, multiple stockholders residing at the same address have the convenience of receiving a single copy of our Annual Report and Proxy Statement, unless they have notified us that they want to continue receiving multiple copies. Householding allows us to reduce the environmental impact of providing proxy materials as well as printing and mailing costs.

If you received a householded mailing this year and you would like to have additional copies of the Annual Report and/or Proxy Statement mailed to you, or you would like to revoke your consent to the householding of documents, please submit your request to Laredo Petroleum, Inc. c/o Corporate Secretary 15 W. Sixth Street, Suite 900 Tulsa, Oklahoma 74119, or by calling (918) 513-4570.
Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse each have an account containing our common stock at different brokerage firms, your household will receive two copies of our Annual Meeting materials—one from each brokerage firm. To reduce the number of duplicate sets of materials your household receives, you may wish to enroll some or all of your accounts in our electronic delivery program.
Q.
Who pays for the cost of this proxy solicitation?

A.
We will pay for the costs of the solicitation of proxies. We may reimburse brokerage firms and other persons for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. Laredo has retained the services of Georgeson LLC (“Georgeson”) to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. Laredo will pay Georgeson a fee of approximately $15,000 for its services, plus reasonable out of pocket expenses. In addition to soliciting proxies by mail, our Board of Directors, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. Stockholders voting over the Internet should understand that there may be costs associated with electronic access, such as the usage charges from telephone companies and Internet access providers, that must be borne by the stockholder.

94 | Laredo Petroleum, Inc. 2022 Proxy Statement

PROXY STATEMENT QUESTIONS & ANSWERS

Q.
What is the deadline to propose actions for consideration at next year’s annual meeting?

A.
Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed in connection with the 2023 annual meeting of stockholders, must submit their proposals so that they are received at our principal executive offices no later than December 8, 2022, or, in the event the Company’s 2023 annual meeting is advanced or delayed more than 30 days from the date of the Annual Meeting, within a reasonable time before the Company begins to print and mail the proxy materials for the 2022 Annual Meeting.

In addition, stockholders who wish to introduce a proposal from the floor of the 2022 Annual Meeting of stockholders (outside the processes of Rule 14a-8), must submit that proposal in writing to the Company’s Corporate Secretary at our principal executive offices no earlier than January 20, 2023 and no later than February 21, 2023, or, in the event the Company’s 2023 annual meeting of stockholders is advanced or delayed more than 30 days from the date of the anniversary of the Annual Meeting, not later than the later of (i) the 90th day before the 2023 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2023 annual meeting is first made by the Company.
To be in proper form, a stockholder’s notice must be timely delivered to:

Laredo Petroleum, Inc. c/o Corporate Secretary 15 W. Sixth Street Suite 900 Tulsa, Oklahoma 74119

It must include the information required by our Bylaws with respect to each proposal submitted. The Company may refuse to consider any proposal that is not timely or otherwise fails to meet the requirements of our bylaws or the SEC’s rules with respect to the submission of proposals.
You may obtain a copy of our bylaws by accessing our website (www.laredopetro.com) or submitting a request to the address listed above.
Q.
How do I nominate a candidate for election as a director?

A.
Stockholders who wish to nominate a candidate for election as a director at our 2023 annual meeting must submit their nomination in writing to the Company’s Corporate Secretary at our principal executive offices no earlier than January 20, 2023 and no later than February 21, 2023, or, in the event the Company’s 2023 annual meeting of stockholders is advanced or delayed more than 30 days from the date of the Annual Meeting, not later than the later of (i) the 90th day before the 2023 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2023 annual meeting is first made by the Company.

In the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase made by the Company at least 10 days before the last day a stockholder may deliver a notice of nomination in accordance with the preceding sentence, a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.
To be in proper form, a stockholder’s notice must be timely delivered to: Laredo Petroleum, Inc. c/o Corporate Secretary 15 W. Sixth Street, Suite 900 Tulsa, Oklahoma 74119.
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PROXY STATEMENT QUESTIONS & ANSWERS

It must include the information required by our bylaws with respect to the nomination and all other information regarding the proposed nominee and the nominating stockholder required by Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The Company may refuse to consider any nomination that is not timely or otherwise fails to meet the requirements of our bylaws or the SEC’s rules with respect to the submission of director nominations. A written statement from the proposed nominee consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any stockholder nomination.
In addition to the above, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.
Q.
How can I communicate with the Board of Directors?

A.
Stockholders or other interested parties can contact any director, any committee of the Board of Directors, or the Company’s non-management directors as a group, by writing to the Corporate Secretary at the address above.

Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters will also be referred to members of the Audit Committee. All such communications will be forwarded to the appropriate member(s) of the Board of Directors.
This Question & Answer section is only meant to give an overview of the proxy statement. For more information, please refer to the material contained in the preceding pages.
96 | Laredo Petroleum, Inc. 2022 Proxy Statement

ADDITIONAL INFORMATION
Solicitation of Proxies
Solicitation of proxies may be made over the Internet, by mail, personal interview or telephone by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses.
Stockholder List
In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Tulsa, Oklahoma, a list of the stockholders entitled to vote at the Annual Meeting.
The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for 10 days before the Annual Meeting.
Proxy Materials, Annual Report and Other Information
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 26, 2022
A Copy of the Proxy Statement, the Proxy Card and the 2021 Annual Report are Available free of Charge at http://materials.proxyvote.com/516806
A copy of the 2021 Annual Report, as filed with the SEC, will be sent to any stockholder without charge upon written request. One copy of the Notice of Annual Meeting, this Proxy Statement and our 2021 Annual Report (the “Proxy Materials”) will be sent to stockholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages. A copy of the Proxy Materials will also be sent upon written or oral request to any stockholder of a shared address to which a single copy of the Proxy Materials was delivered. If two or more stockholders with a shared address are currently receiving only one copy of the Proxy Materials, then the stockholders may request to receive multiple packages in the future, or if a stockholder is currently receiving multiple packages of the Proxy Materials, then the stockholder may request to receive a single copy in the future. Such requests may be made by writing to:
Laredo Petroleum, Inc. c/o Corporate Secretary 15 W. Sixth Street Suite 900 Tulsa, Oklahoma	or by calling (918) 513-4570
The 2021 Annual Report is also available at the SEC’s website in its EDGAR database at www.sec.gov.
Laredo Petroleum, Inc. 2022 Proxy Statement | 97

ADDITIONAL INFORMATION

Internet and Phone Voting
Internet and phone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting by Internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.
For shares of stock that are registered in a street name (the stockholder owns shares in the name of a bank, broker or other holder of record on the books of the Company’s transfer agent), you will receive instructions with your proxy materials that you must follow in order to have your shares voted. Please review your proxy or voting instruction card to determine whether you can vote electronically or by phone.
SUBMIT A PROXY BY INTERNET—www.proxyvote.com
For shares of stock that are registered in your name, you may vote by Internet or phone using the following procedures. To vote by Internet, please access www.proxyvote.com, and enter your 16 digit control number located in the upper right-hand portion of your proxy material. Votes submitted by Internet or phone must be received by 11:59 p.m., Eastern Time, on May 25, 2022. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.
SUBMIT A PROXY BY PHONE—1-800-690-6903
To vote by phone, please dial 1-800-690-6903 and enter your 16 digit control number located in the upper right-hand portion of your proxy material. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 25, 2022.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.
Electronic Delivery of Future Proxy Materials
If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

It is important that proxies be returned promptly. Whether or not you expect to attend the meeting in person, you are urged to vote by Internet, by phone or, if you have received paper copies of the proxy material, by completing, signing and returning the proxy in the enclosed postage-paid, addressed envelope.

By Order of the Board of Directors,

Mark D. Denny Senior Vice President, Secretary and General Counsel
Tulsa, Oklahoma
April 7, 2022
98 | Laredo Petroleum, Inc. 2022 Proxy Statement

ANNEX A
ANNEX A—NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures of Adjusted EBITDA and Net Debt, as defined by us, may not be comparable to similarly titled measures used by other companies. Therefore, these non-GAAP financial measures should be considered in conjunction with net income or loss and other financial measures prepared in accordance with GAAP. Adjusted EBITDA and Net Debt should not be considered in isolation or as a substitute for GAAP measures, such as net income or loss, operating income or loss or any other GAAP measure of leverage or financial performance.
Adjusted EBITDA
Adjusted EBITDA is a non-GAAP financial measure that we define as net income or loss (GAAP) plus adjustments for share-settled equity-based compensation, depletion, depreciation and amortization, impairment expense, mark-to-market on derivatives, premiums paid or received for commodity derivatives that matured during the period, accretion expense, gains or losses on disposal of assets, interest expense, income taxes and other non-recurring income and expenses. Adjusted EBITDA provides no information regarding a company’s capital structure, borrowings, interest costs, capital expenditures, working capital movement or tax position. Adjusted EBITDA does not represent funds available for future discretionary use because it excludes funds required for debt service, capital expenditures, working capital, income taxes, franchise taxes and other commitments and obligations. However, our management believes Adjusted EBITDA is useful to an investor in evaluating our operating performance because this measure:
•
is widely used by investors in the oil and natural gas industry to measure a company’s operating performance without regard to items that can vary substantially from company to company depending upon accounting methods, the book value of assets, capital structure and the method by which assets were acquired, among other factors;

•
helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our capital structure from our operating structure; and

•
is used by our management for various purposes, including as a measure of operating performance, in presentations to our board of directors and as a basis for strategic planning and forecasting.

There are significant limitations to the use of Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss and the lack of comparability of results of operations to different companies due to the different methods of calculating Adjusted EBITDA reported by different companies. Our measurements of Adjusted EBITDA for financial reporting as compared to compliance under our debt agreements differ.
For a reconciliation of net income (loss) (GAAP) to Adjusted EBITDA (non-GAAP) (i) for the fiscal years ended December 31, 2021 and 2020, please see pages 65 and 66 of our Annual Report on Form 10-K for the year ended December 31, 2021, and (ii) for the year ended December 31, 2019, please see pages 62 and 63 of our Annual Report on Form 10-K for the year ended December 31, 2020.
Net Debt (Unaudited)
Net Debt, a non-GAAP financial measure, is calculated as the face value of long-term debt less cash and cash equivalents. Management believes Net Debt is useful to management and investors in determining the Company’s leverage position since the Company has the ability, and may decide, to use a portion of its cash and cash equivalents to reduce debt. Net Debt as of December 31, 2021, December 31, 2020 and December 31, 2019 was $1.387 billion, $1.145 billion and $1.134 billion, respectively.
Laredo Petroleum, Inc. 2022 Proxy Statement | A-1

Investor Address Line 1
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 25, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 25, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Against	Abstain
1) William E. Albrecht	☐	☐	☐
2) Frances Powell Hawes	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
3. Advisory vote to approve the compensation of the named executive officers.	☐	☐	☐
4. To approve an amendment to Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000531824_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2021 Annual Report to Stockholders and Notice and Proxy Statement are available at www.proxyvote.com

LAREDO PETROLEUM, INC.
Annual Meeting of Stockholders
May 26, 2022 9:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark Denny and Bryan Lemmerman as proxies, each with full power of substitution, to represent and vote, as designated on the reverse side, all the shares of Common Stock of Laredo Petroleum, Inc. held of record by the undersigned on March 29, 2022 at the Annual Meeting of Stockholders to be held at the Bank of America Building, Lower Level, 15 West Sixth Street, Tulsa, Oklahoma 74119 on May 26, 2022 or any adjournment or postponement thereof.

IF YOU SPECIFY A VOTE ON A PROPOSAL, YOUR PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN THE DISCRETION OF THE PROXIES.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2021 Annual Report to Stockholders.

Continued and to be signed on reverse side

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